         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
  U.S. SECURITIES AND AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                              SEPTEMBER 29, 2006
                                          Registration No. 333-74295; 811-09253
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [_]

PRE-EFFECTIVE AMENDMENT NO. ___                                             [_]

POST-EFFECTIVE AMENDMENT NO. 100                                            [X]

                              And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [_]

AMENDMENT NO. 101                                                           [X]

                               -----------------

                            WELLS FARGO FUNDS TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                               -----------------

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                               C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                            MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                         2000 PENNSYLVANIA AVE., N.W.
                            WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to Rule 485(b), or

[X] on October 1, 2006, pursuant to Rule 485(b)

[_] 60 days after filing pursuant to Rule 485(a)(1), or

[_] on [date], pursuant to Rule 485(a)(1)

[_] 75 days after filing pursuant to Rule 485(a)(2), or

[_] on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

Explanatory Note: This Post-Effective Amendment No. 100 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed to add the audited financial statements and certain related financial information for the fiscal period ended May 31, 2006, for the Wells Fargo Advantage Income Funds and Wells Fargo Advantage Wealthbuilder Portfolios and to make certain other non-material changes to the Trust's Registration Statement.

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]

                                OCTOBER 1, 2006


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Government Securities Fund
(Class C only)

High Yield Bond Fund

Income Plus Fund

Inflation-Protected Bond Fund

Intermediate Government Income Fund

Short Duration Government Bond Fund

Stable Income Fund

Strategic Income Fund

Total Return Bond Fund

Ultra-Short Duration Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                                        3
Government Securities Fund                                  4
High Yield Bond Fund                                        8
Income Plus Fund                                           13
Inflation-Protected Bond Fund                              17
Intermediate Government Income Fund                        22
Short Duration Government Bond Fund                        26
Stable Income Fund                                         30
Strategic Income Fund                                      36
Total Return Bond Fund                                     41
Ultra-Short Duration Bond Fund                             46
Description of Principal Investment Risks                  51


--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                              54
The Investment Adviser                                     54
The Sub-Advisers and Portfolio Managers                    54
Dormant Investment Advisory Arrangements                   57
Dormant Multi-Manager Arrangement                          57

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes                                  58
Reductions and Waivers of Sales Charges                    61
Pricing Fund Shares                                        66
How to Open an Account                                     67
How to Buy Shares                                          68
How to Sell Shares                                         70
How to Exchange Shares                                     73
Account Policies                                           75

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                              77
Taxes                                                      78
Master/Gateway/SM/ Structure                               79
Financial Highlights                                       82
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Securities Fund, High Yield Bond Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------

MASTER/GATEWAY STRUCTURE

The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986
CLASS C
Ticker: WGSCX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk
      o Leverage Risk
      o Liquidity Risk


      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    GOVERNMENT SECURITIES FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.


[GRAPHIC APPEARS HERE]

                                 Calendar Year Total Returns for Class C/1/
                                           as of 12/31 each year
1996       1997       1998        1999        2000       2001       2002       2003       2004       2005
1.72%      7.89%      6.98%      -2.15%      10.13%      7.65%      9.40%      1.66%      2.12%      1.31%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.36%
  Worst Quarter:      Q2    2004      -3.03%


          The Fund's year-to-date performance through June 30, 2006, was
          -1.21%.



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS     10 YEARS
CLASS C1
  Returns Before Taxes                                                    0.31%      4.37%       4.59%
  Returns After Taxes on Distributions2                                  -1.00%      2.55%       2.42%
  Returns After Taxes on Distributions and Sale of Fund Shares2           0.24%      2.66%       2.56%
  LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX3                1.68%      4.82%       5.50%
  (reflects no deduction for fees, expenses or taxes)
  LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT BOND INDEX4             2.58%       N/A         N/A
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on December 26, 2002. Performance for the Class C shares prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Government Securities Fund, and prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Government Securities Fund, adjusted to reflect Class C expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.


6 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)                               CLASS C
  Maximum deferred sales charge (load)                                    1.00%
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS C
  Management Fees1                                                        0.41%
  Distribution (12b-1) Fees                                               0.75%
  Other Expenses2                                                         0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.80%
  Fee Waivers                                                             0.10%
  NET EXPENSES3                                                           1.70%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                        CLASS C
 If you sell your shares at the end of the period:
   1 Year               $   273
   3 Years              $   557
   5 Years              $   966
  10 Years              $ 2,108
 If you do NOT sell your shares at the end of the period:
   1 Year               $   173
   3 Years              $   557
   5 Years              $   966
  10 Years              $ 2,108


                                                    GOVERNMENT SECURITIES FUND 7

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Phil Susser
Roger Wittlin

FUND INCEPTION:
11/29/2002
CLASS A
Ticker: HYBAX
CLASS B
Ticker: HYBBX
CLASS C
Ticker: HYBCX

INVESTMENT OBJECTIVE

The High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade; and

o  up to 20% of the Fund's net assets in preferred and convertible securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. We will generally invest in below investment-grade debt securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The average credit quality of the Fund's portfolio is expected to be equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We do not manage the Fund's portfolio to a specific maturity or duration.


We focus on individual security selection (primarily using a bottom-up approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, seeking to identify compelling relative value investments. We analyze the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies. We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

8 HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk

      o Regulatory Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                          HIGH YIELD BOND FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

 Calendar Year Total Returns for
           Class A/1/
      as of 12/31 each year
 2003       2004       2005
14.93%      9.25%      2.42%

            BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       7.30%
  Worst Quarter:      Q1    2005       -1.31%


          The Fund's year-to-date performance through June 30, 2006, was 2.85%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR    LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                                    -2.19%        6.77%
  Returns After Taxes on Distributions2                                   -4.61%        4.11%
  Returns After Taxes on Distributions and Sale of Fund Shares2           -1.45%        4.25%
 CLASS B1 Returns Before Taxes                                            -3.25%        6.74%
 CLASS C1 Returns Before Taxes                                             0.76%        7.61%
MERRILL LYNCH HIGH YIELD MASTER II INDEX3                                  2.74%       13.58%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 29, 2002. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of domestic and Yankee high yield bonds. The Index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index.


10 HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                               CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        4.50%      None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1      5.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee2                                                         2.00%      2.00%      2.00%



 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)                           CLASS A    CLASS B    CLASS C
  Management Fees3                                                        0.55%      0.55%      0.55%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses4                                                         0.67%      0.67%      0.67%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.22%      1.97%      1.97%
  Fee Waivers                                                             0.07%      0.07%      0.07%
  NET EXPENSES5                                                           1.15%      1.90%      1.90%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 The following advisory fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                         HIGH YIELD BOND FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   562    $   693    $   293
   3 Years                                                               $   813    $   912    $   612
   5 Years                                                               $ 1,084    $ 1,256    $ 1,056
  10 Years                                                               $ 1,855    $ 2,005    $ 2,290
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   562    $   193    $   193
   3 Years                                                               $   813    $   612    $   612
   5 Years                                                               $ 1,084    $ 1,056    $ 1,056
  10 Years                                                               $ 1,855    $ 2,005    $ 2,290


12 HIGH YIELD BOND FUND

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
W. Frank Koster
Thomas M. Price, CFA

FUND INCEPTION:
7/13/1998
CLASS A
Ticker: STYAX
CLASS B
Ticker: STYBX
CLASS C
Ticker: WFIPX

INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o   up to 25% of the Fund's total assets in debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                             INCOME PLUS FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Currency Risk
      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk

      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


14 INCOME PLUS FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                Calendar Year Total Returns for Class A/1/
                          as of 12/31 each year
 1999       2000       2001       2002       2003       2004       2005
-3.47%      2.77%      7.76%      7.33%      8.41%      6.55%      1.41%

            BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.06%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS    LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                                   -3.17%       5.29%        3.87%
  Returns After Taxes on Distributions2                                  -5.16%       3.01%        1.37%
  Returns After Taxes on Distributions and Sale of Fund Shares2          -2.07%       3.13%        1.72%
 CLASS B1 Returns Before Taxes                                           -4.34%       5.15%        3.74%
 CLASS C1 Returns Before Taxes                                           -0.34%       5.47%        3.74%
 LEHMAN BROTHERS U.S. UNIVERSAL BOND INDEX3                               2.72%       6.26%        6.07%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 13,1998. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.


                                                             INCOME PLUS FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)                               CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        4.50%       None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1       5.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees2                                                        0.55%      0.55%      0.55%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses3                                                         0.74%      0.74%      0.74%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.29%      2.04%      2.04%
  Fee Waivers                                                             0.29%      0.29%      0.29%
  NET EXPENSES4                                                           1.00%      1.75%      1.75%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   547    $   678    $   278
   3 Years                                                               $   813    $   912    $   612
   5 Years                                                               $ 1,099    $ 1,272    $ 1,072
  10 Years                                                               $ 1,912    $ 2,062    $ 2,346
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   547    $   178    $   178
   3 Years                                                               $   813    $   612    $   612
   5 Years                                                               $ 1,099    $ 1,072    $ 1,072
  10 Years                                                               $ 1,912    $ 2,062    $ 2,346


16 INCOME PLUS FUND

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER TO MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION:
2/28/2003
CLASS A
Ticker: IPBAX
CLASS B
Ticker: IPBBX
CLASS C
Ticker: IPBCX

INVESTMENT OBJECTIVE

The Inflation-Protected Bond Fund seeks total return, consisting of income and capital appreciation, while providing protection against inflation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and

o up to 20% of the Fund's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                INFLATION-PROTECTED BOND FUND 17

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      o Active Trading Risk

      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Inflation-Protected Debt Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


18 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

 Calendar Year Total Returns for Class A/1/
as of 12/31 each year
2004       2005
7.30%      2.14%

            BEST AND WORST QUARTERS
  Best Quarter:       Q1    2004       4.70%
  Worst Quarter:      Q2    2004      -3.32%


          The Fund's year-to-date performance through June 30, 2006, was
          -2.04%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                                   -2.46%             2.83%
  Returns After Taxes on Distributions2                                  -4.51%             1.17%
  Returns After Taxes on Distributions and Sale of Fund Shares2          -1.52%             1.47%
 CLASS B1 Returns Before Taxes                                           -3.62%             2.67%
 CLASS C1 Returns Before Taxes                                            0.28%             3.66%
 LEHMAN BROTHERS U.S. TIPS INDEX3                                         2.84%             5.27%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on February 28, 2003. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities) Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.


                                                INFLATION-PROTECTED BOND FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)                               CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        4.50%       None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1       5.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A         CLASS B         CLASS C
  Management Fees2                                                        0.45%           0.45%           0.45%
  Distribution (12b-1) Fees                                               0.00%           0.75%           0.75%
  Other Expenses3                                                         0.77%           0.77%           0.77%
  TOTAL ANNUAL FUND OPERATING EXPENSES5                                   1.22%           1.97%           1.97%
  Fee Waivers                                                             0.37%           0.37%           0.37%
  NET EXPENSES4                                                           0.85%           1.60%           1.60%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The management fees reflect the fees charged by Funds Management for providing investment advisory services to the Inflation-Protected Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


5 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.23% for Class A shares and 1.98% for Class B and Class C shares.


20 INFLATION-PROTECTED BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   533    $   663    $   263
   3 Years                                                               $   785    $   883    $   583
   5 Years                                                               $ 1,056    $ 1,228    $ 1,028
  10 Years                                                               $ 1,830    $ 1,980    $ 2,266
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   533    $   163    $   163
   3 Years                                                               $   785    $   583    $   583
   5 Years                                                               $ 1,056    $ 1,028    $ 1,028
  10 Years                                                               $ 1,830    $ 1,980    $ 2,266


                                                INFLATION-PROTECTED BOND FUND 21

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
William Stevens

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVGAX
CLASS B
Ticker: NVBGX
CLASS C
Ticker: WFGCX

INVESTMENT OBJECTIVE
The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in fixed and variable rate U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

22 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk

      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                          INTERMEDIATE GOVERNMENT INCOME FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class A/1/
                                             as of 12/31 each year
1996       1997       1998        1999       2000       2001       2002       2003       2004       2005
3.13%      8.72%      9.65%      -2.21%     11.02%      6.59%      9.65%      1.61%      1.88%      1.21%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    1998       5.91%
  Worst Quarter:      Q2    2004      -2.51%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.06%.


AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS    10 YEARS
 CLASS A1
  Returns Before Taxes                                                   -3.35%       3.18%      4.55%
  Returns After Taxes on Distributions2                                  -4.68%       1.38%      2.31%
  Returns After Taxes on Distributions and Sale of Fund Shares2          -2.18%       1.63%      2.47%
 CLASS B1 Returns Before Taxes                                           -4.55%       2.98%      4.24%
 CLASS C1 Returns Before Taxes                                           -0.55%       3.35%      4.24%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX3                1.68%       4.82%      5.50%
  (reflects no deduction for fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996; Class B shares incepted on May 17, 1996; and Class C shares incepted on November 8, 1999. Performance for the Class A and Class B shares of the Fund prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund, its predecessor fund. Performance for the Class A shares prior to May 2, 1996, reflects the performance of the Administrator Class shares of the predecessor fund. Performance for the Class B shares prior to May 17, 1996, reflects the performance of the Administrator Class shares of the predecessor fund. Performance for Class C shares prior to November 8, 1999, reflects performance of the Class B shares of the Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

24 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                                CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        4.50%      None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1      5.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees2                                                        0.44%      0.44%      0.44%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses3                                                         0.64%      0.64%      0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.08%      1.83%      1.83%
  Fee Waivers                                                             0.13%      0.13%      0.13%
  NET EXPENSES4                                                           0.95%      1.70%      1.70%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   543    $   673    $   273
   3 Years                                                               $   766    $   863    $   563
   5 Years                                                               $ 1,007    $ 1,178    $   978
  10 Years                                                               $ 1,697    $ 1,848    $ 2,137
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   543    $   173    $   173
   3 Years                                                               $   766    $   563    $   563
   5 Years                                                               $ 1,007    $   978    $   978
  10 Years                                                               $ 1,697    $ 1,848    $ 2,137


                                          INTERMEDIATE GOVERNMENT INCOME FUND 25

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
CLASS A
Ticker: MSDAX
CLASS B
Ticker: MSDBX
CLASS C
Ticker: MSDCX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

26 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk

      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                          SHORT DURATION GOVERNMENT BOND FUND 27

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Short Duration Government Bond Fund was organized as a successor fund to the Montgomery Short Duration Government Bond Fund.


[GRAPHIC APPEARS HERE]

                                 Calendar Year Total Returns for Class A/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
4.97%      6.18%      7.48%      2.31%      7.83%      7.55%      5.99%      1.92%      1.16%      1.28%

            BEST AND WORST QUARTERS
  Best Quarter:       Q3    2001       3.34%
  Worst Quarter:      Q2    2004      -1.31%


          The Fund's year-to-date performance through June 30, 2006, was 0.97%.



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS    10 YEARS
 CLASS A1
  Returns Before Taxes                                                   -1.76%       2.92%      4.32%
  Returns After Taxes on Distributions2                                  -2.88%       1.45%      2.43%
  Returns After Taxes on Distributions and Sale of Fund Shares2          -1.15%       1.60%      2.50%
 CLASS B1 Returns Before Taxes                                           -2.37%       2.90%      4.32%
 CLASS C1 Returns Before Taxes                                           -0.47%       2.89%      4.31%
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT BOND INDEX3                     1.73%       3.83%      4.89%
  (reflects no deduction for fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 11, 1996; Class B and Class C shares incepted on May 31, 2002. Performance for the Class A shares prior to June 9, 2003, reflects the performance of the Class A shares of the Montgomery Short Duration Government Bond Fund, its predecessor fund and prior to March 11, 1996, reflects the performance of the Class R shares of the predecessor fund. Performance for Class B and Class C shares of the Fund prior to May 31, 2002, reflects the performance of the Class R shares of the Montgomery Short Duration Government Bond Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
    2.9 years are included. You cannot invest directly in an index.


28 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                                CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        3.00%       None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1       3.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees2                                                        0.44%      0.44%      0.44%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses3                                                         0.64%      0.64%      0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.08%      1.83%      1.83%
  Fee Waivers                                                             0.23%      0.23%      0.23%
  NET EXPENSES4                                                           0.85%      1.60%      1.60%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% CDSC if they are redeemed within one year from date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   384    $   463    $   263
   3 Years                                                               $   611    $   653    $   553
   5 Years                                                               $   856    $   883    $   969
  10 Years                                                               $ 1,558    $ 1,586    $ 2,129
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   384    $   163    $   163
   3 Years                                                               $   611    $   553    $   553
   5 Years                                                               $   856    $   883    $   969
  10 Years                                                               $ 1,558    $ 1,586    $ 2,129


                                          SHORT DURATION GOVERNMENT BOND FUND 29

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994
CLASS A
Ticker: NVSAX
CLASS B
Ticker: NVSBX
CLASS C
Ticker: WSICX

INVESTMENT OBJECTIVE

The Stable Income Fund seeks current income consistent with capital preservation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in income-producing debt securities;
    and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

30 STABLE INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                           STABLE INCOME FUND 31

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                 Calendar Year Total Returns for Class A/1/
                                           as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
5.46%      6.46%      5.87%      3.43%      6.82%      5.53%      3.03%      1.50%      1.07%      2.14%

             BEST AND WORST QUARTERS
  Best Quarter:        Q1    2001        2.32%
  Worst Quarter:       Q2    2004       -0.44%


          The Fund's year-to-date performance through June 30, 2006, was 1.44%.


32 STABLE INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                                  1 YEAR     5 YEARS    10 YEARS
 CLASS A1
  Returns Before Taxes                                                           0.09%      2.23%       3.90%
  Returns After Taxes on Distributions2                                         -0.91%      1.24%       2.26%
  Returns After Taxes on Distributions and Sale of Fund Shares2                  0.06%      1.30%       2.30%
 CLASS B1 Returns Before Taxes                                                  -0.12%      1.86%       3.32%
 CLASS C1 Returns Before Taxes                                                   0.38%      1.87%       3.22%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3                          2.52%      2.87%       4.33%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5                   1.77%      4.15%       5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS SHORT-TERM U.S. GOVERNMENT/CREDIT BOND INDEX6,7     2.63%       N/A         N/A
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996; Class B shares incepted on May 17, 1996; and Class C shares incepted on June 30, 2003. Performance for Class A and Class B shares of the Fund prior to November 8, 1999, reflects performance of the applicable share class of the Norwest Advantage Stable Income Fund, its predecessor fund. Performance for Class A shares prior to May 2, 1996, reflects performance of the Institutional Class shares of the predecessor fund. Performance for Class B shares prior to May 17, 1996, reflects performance of the Institutional Class shares of the predecessor fund. Performance for Class C shares prior to June 30, 2003, reflects performance of the Administrator Class shares of the Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.


5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.
7 The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. The Index has an inception date of August 1, 2004.


                                                           STABLE INCOME FUND 33

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                               CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        2.00%       None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1       1.50%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees2                                                        0.45%      0.45%      0.45%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses3                                                         0.61%      0.61%      0.61%
  TOTAL ANNUAL FUND OPERATING EXPENSES5                                   1.06%      1.81%      1.81%
  Fee Waivers                                                             0.21%      0.21%      0.21%
  NET EXPENSES4                                                           0.85%      1.60%      1.60%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% CDSC if they are redeemed within one year from date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The management fees paid by the Fund reflect the fees charged by Funds Managment for providing investment advisory services to the Stable Income Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


5 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.09% for Class A shares and 1.84% for Class B and Class C shares.


34 STABLE INCOME FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   285    $   313    $   263
   3 Years                                                               $   510    $   549    $   549
   5 Years                                                               $   753    $   874    $   960
  10 Years                                                               $ 1,450    $ 1,565    $ 2,109
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   285    $   163    $   163
   3 Years                                                               $   510    $   549    $   549
   5 Years                                                               $   753    $   874    $   960
  10 Years                                                               $ 1,450    $ 1,565    $ 2,109


                                                           STABLE INCOME FUND 35

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Thomas M. Price, CFA

FUND INCEPTION:
11/30/2000
CLASS A
Ticker: SASAX
CLASS B
Ticker: SASIX
CLASS C
Ticker: SASCX

INVESTMENT OBJECTIVE

The Strategic Income Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in income-producing securities;

o  up to 30% of the Fund's total assets in debt securities of foreign issuers;

o up to 20% of the Fund's total assets in debt securities that are in default at the time of purchase; and

o  up to 20% of the Fund's total assets in equities and convertible securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing securities. These may include corporate obligations, convertible securities and bank loans.We typically invest in debt securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The Fund may invest all of its assets in below investment-grade debt securities (often called "high-yield" securities or "junk bonds"). We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities.


We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

36 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Currency Risk
      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk

      o Issuer Risk
      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                        STRATEGIC INCOME FUND 37

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Strategic Income Fund was organized as the successor fund to the Strong Advisor Strategic Income Fund.


[GRAPHIC APPEARS HERE]

       Calendar Year Total Returns for Class A/1/
                  as of 12/31 each year
2001        2002        2003        2004       2005
6.96%      -6.41%      33.38%      11.96%      2.81%

            BEST AND WORST QUARTERS
  Best Quarter:      Q2    2003       12.13%
  Worst Quarter:     Q2    2002       -8.11%


          The Fund's year-to-date performance through June 30, 2006, was 3.81%.



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS    LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                                   -1.81%      7.98%         8.92%
  Returns After Taxes on Distributions2                                  -4.17%      4.40%         5.33%
  Returns After Taxes on Distributions and Sale of Fund Shares2           0.87%      4.58%         5.40%
 CLASS B1 Returns Before Taxes                                           -2.98%      7.48%         8.55%
 CLASS C1 Returns Before Taxes                                            1.00%      7.74%         8.65%
 LEHMAN BROTHERS U.S.                                                     2.74%      8.85%         9.11%
CORPORATE HIGH YIELD BOND INDEX3
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance for the Class A, Class B, and Class C shares prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Strategic Income Fund, its predecessor fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.


38 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                                CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        4.50%      None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1      5.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee2                                                         2.00%      2.00%      2.00%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees3                                                        0.55%      0.55%      0.55%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses4                                                         1.06%      1.06%      1.06%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.61%      2.36%      2.36%
  Fee Waivers                                                             0.51%      0.51%      0.51%
  NET EXPENSES5                                                           1.10%      1.85%      1.85%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                        STRATEGIC INCOME FUND 39

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   557    $   688    $   288
   3 Years                                                               $   888    $   988    $   688
   5 Years                                                               $ 1,241    $ 1,414    $ 1,214
  10 Years                                                               $ 2,234    $ 2,382    $ 2,657
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   557    $   188    $   188
   3 Years                                                               $   888    $   688    $   688
   5 Years                                                               $ 1,241    $ 1,214    $ 1,214
  10 Years                                                               $ 2,234    $ 2,382    $ 2,657


40 STRATEGIC INCOME FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER TO MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
6/30/1997
CLASS A
Ticker: MBFAX
CLASS B
Ticker: MBFBX
CLASS C
Ticker: MBFCX

INVESTMENT OBJECTIVE

The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       TOTAL RETURN BOND FUND 41

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o Issuer Risk
      o Leverage Risk

      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


42 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund.


[GRAPHIC APPEARS HERE]

                       Calendar Year Total Returns for Class A/1/
                                  as of 12/31 each year
1998        1999        2000       2001       2002       2003       2004       2005
8.51%       -0.78%     11.85%      9.37%      9.80%      4.37%      3.99%      1.91%

            BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       4.86%
  Worst Quarter:      Q2    2004      -2.44%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.92%.



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS    LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                                   -2.67%          4.87%            5.85%
  Returns After Taxes on Distributions2                                  -3.91%          3.07%            3.51%
  Returns After Taxes on                                                 -1.74%          3.06%            3.53%
Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                                           -3.93%          4.78%            6.03%
 CLASS C1 Returns Before Taxes                                            0.08%          5.02%            5.94%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX3                               2.43%          5.87%            6.16%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on October 31, 2001. Performance for the Class A, Class B, and Class C shares of the Fund prior to June 9, 2003, reflects the performance of the applicable share class of the Montgomery Total Return Bond Fund, the predecessor fund and prior to October 31, 2001, reflects the performance of the Class R shares of the predecessor fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.


                                                       TOTAL RETURN BOND FUND 43

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                                CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        4.50%      None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1      5.00%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees2                                                        0.41%      0.41%      0.41%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses3                                                         0.62%      0.62%      0.62%
  TOTAL ANNUAL FUND OPERATING EXPENSES5                                   1.03%      1.78%      1.78%
  Fee Waivers                                                             0.13%      0.13%      0.13%
  NET EXPENSES4                                                           0.90%      1.65%      1.65%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


5 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.06% for Class A shares and 1.81% for Class B and Class C shares.


44 TOTAL RETURN BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell you shares at the end of the period:
   1 Year                                                                $   538    $   668    $   268
   3 Years                                                               $   751    $   848    $   548
   5 Years                                                               $   981    $ 1,152    $   952
  10 Years                                                               $ 1,642    $ 1,793    $ 2,084
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   538    $   168    $   168
   3 Years                                                               $   751    $   548    $   548
   5 Years                                                               $   981    $   952    $   952
  10 Years                                                               $ 1,642    $ 1,793    $ 2,084


                                                       TOTAL RETURN BOND FUND 45

ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
3/31/1994
CLASS A
Ticker: STSDX
CLASS B
Ticker: SSDKX
CLASS C
Ticker: SSHCX

INVESTMENT OBJECTIVE
The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in below investment-grade debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in debt securities, including U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest a significant amount in mortgage- and asset-backed securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be one year or less.

We employ a top-down macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

46 ULTRA-SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk
      o Leverage Risk

      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                               ULTRA-SHORT DURATION BOND FUND 47

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra-Short Duration Bond Fund was organized as the successor fund to the Strong Advisor Short Duration Bond Fund.


[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class A/1/
                                            as of 12/31 each year
 1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
10.02%      6.68%      4.08%      5.77%      6.48%      5.13%      1.29%      2.16%      1.01%      2.75%

             BEST AND WORST QUARTERS
  Best Quarter:        Q2    1997        2.95%
  Worst Quarter:       Q1    2002       -0.66%


          The Fund's year-to-date performance through June 30, 2006, was 2.13%.



48 ULTRA-SHORT DURATION BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                           1 YEAR     5 YEARS    10 YEARS
 CLASS A1
  Returns Before Taxes                                                    0.70%      2.05%       4.29%
  Returns After Taxes on Distributions2                                   0.58%      0.70%       2.20%
  Returns After Taxes on                                                  0.44%      0.93%       2.35%
Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                                            0.46%      1.54%       3.75%
 CLASS C1 Returns Before Taxes                                            0.96%      1.58%       3.60%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3                   2.52%      2.87%       4.33%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5            1.77%      4.15%       5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM U.S. GOVERNMENT/CREDIT BOND INDEX6            2.92%       N/A         N/A
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance for the Class A, Class B, and Class C shares prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Short Duration Bond Fund, its predecessor fund. Performance for the Class A, Class B, and Class C shares prior to November 30, 2000, reflects the performance of the Class Z shares of the predecessor fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.


6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.


                                               ULTRA-SHORT DURATION BOND FUND 49

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)                                CLASS A    CLASS B    CLASS C
  Maximum sales charge (load) imposed on purchases                        2.00%      None       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None1      1.50%      1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)                            CLASS A    CLASS B    CLASS C
  Management Fees2                                                        0.45%      0.45%      0.45%
  Distribution (12b-1) Fees                                               0.00%      0.75%      0.75%
  Other Expenses3                                                         1.06%      1.06%      1.06%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.51%      2.26%      2.26%
  Fee Waivers                                                             0.71%      0.71%      0.71%
  NET EXPENSES4                                                           0.80%      1.55%      1.55%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% CDSC if they are redeemed within one year from date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                                         CLASS A    CLASS B    CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                                $   280    $   308    $   258
   3 Years                                                               $   599    $   638    $   638
   5 Years                                                               $   941    $ 1,061    $ 1,145
  10 Years                                                               $ 1,906    $ 2,017    $ 2,540
 If you do NOT sell your shares at the end of the period:
   1 Year                                                                $   280    $   158    $   158
   3 Years                                                               $   599    $   638    $   638
   5 Years                                                               $   941    $ 1,061    $ 1,145
  10 Years                                                               $ 1,906    $ 2,017    $ 2,540


50 ULTRA-SHORT DURATION BOND FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.



ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK         A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 51

FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK             effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


52 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


54 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================

GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite
2060, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund and the Stable Income Portfolio in
which the Fund invests. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable
Income Portfolio. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. Galliard is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Stable Income Portfolio.

RICHARD MERRIAM, CFA          Mr. Merriam is jointly responsible for managing the Stable Income Fund and Stable
Stable Income Fund            Income Portfolio, which he has managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy. Education: B.A., Economics and English, University of
                              Michigan; M.B.A., University of Minnesota.
AJAY MIRZA, CFA               Mr. Mirza is jointly responsible for managing the Stable Income Fund and Stable
Stable Income Fund            Income Portfolio, which he has managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E., Instrumentation, Birla Institute of Technology
                              (India), M.A., Economics, Tulane University; M.B.A., University of Minnesota.




=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at 525
Market Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus except for the
Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund. Wells Capital Management is also the sub-adviser for the Inflation-Protected Bond Portfolio and the Total Return Bond Portfolio in which the
Inflation-Protected Bond Fund and Total Return Bond Fund respectively invest substantially all of their assets.
Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds and master portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund and the
Government Securities Fund    Inflation-Protected Bond Portfolio, both of which he has managed since 2005. Mr. Bray
Inflation-Protected Bond      joined Wells Capital Management in 2005 as a portfolio manager on the Customized
 Portfolio                    Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward
                              Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at
                              State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of
                              Connecticut, Storrs; M.B.A., Pennsylvania State University.
MARIE CHANDOHA                Ms. Chandoha is jointly responsible for managing the Short Duration Government
Short Duration Government     Bond Fund and the Total Return Bond Portfolio, both of which she has managed since
 Bond Fund                    1999. Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio
Total Return Bond Portfolio   manager and serves as co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Division at Montgomery Asset
                              Management since 1999. Education: B.A., Economics, Harvard University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 55

W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004 and the Income Plus Fund, which he has managed since
Income Plus Fund              2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                              He served as a senior vice president of SCM's Institutional Business Group from
                              December 2000 to March 2001, serving as a fixed-income product specialist and from
                              March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund and
Government Securities Fund    the Ultra-Short Duration Bond Fund, both of which he has managed since 2004. He is
Inflation-Protected Bond      also jointly responsible for managing the Inflation-Protected Bond Portfolio, which he
 Portfolio                    has managed since 2005. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra-Short Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.
THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Portfolio, both of which he has managed since 2003.
 Bond Fund                    Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is
Total Return Bond Portfolio   responsible for identifying value in mortgages. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.
THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the Income Plus Fund, which he has
Income Plus Fund              managed since 2005 and the Ultra-Short Duration Bond Fund, which he has managed
Strategic Income Fund         since 2002. Mr. Price is also responsible for managing the Strategic Income Fund, which
Ultra-Short Duration Bond     he has managed since 2004. Mr. Price joined Wells Capital Management in 2005 as a
  Fund                        portfolio manager specializing in taxable high yield securities. Prior to joining Wells
                              Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since
                              1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                              Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                              School of Management, Northwestern University.
WILLIAM STEVENS               Mr. Stevens is responsible for managing the Intermediate Government Income Fund,
Intermediate Government       which he has managed since 2005. He is also jointly responsible for managing the
 Income Fund                  Short Duration Government Bond Fund, which he has managed since 1992 and the
Short Duration Government     Total Return Bond Portfolio, which he has managed since 1997. Mr. Stevens joined
 Bond Fund                    Wells Capital Management in 2003 as chief fixed income officer and senior managing
Total Return Bond Portfolio   director. He currently serves as senior portfolio manager and co-head of the
                              Montgomery Fixed Income Investment Strategies Team. Prior to joining Wells Capital
                              Management, Mr. Stevens was president and chief investment officer of Montgomery
                              Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of Montgomery's Fixed Income Division since 1992.
                              Education: B.A., Economics, Wesleyan University; M.B.A., Harvard Business School.
PHIL SUSSER                   Mr. Susser is jointly responsible for managing the High Yield Bond Fund, which he has
High Yield Bond Fund          managed since 2004. Mr. Susser joined the Sutter High Yield Fixed Income Team at
                              Wells Capital Management as a senior analyst in 2001. Education: B.A., Economics,
                              University of Pennsylvania; J.D., University of Michigan Law School.


56 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROGER WITTLIN          Mr. Wittlin is jointly responsible for managing the High Yield Bond Fund, which he has
High Yield Bond Fund   managed since 2002. Mr. Wittlin is the lead portfolio manager of the Sutter High Yield
                       Fixed Income Team at Wells Capital Management. Mr. Wittlin joined Wells Fargo in 2000 and managed both the bank's High Yield team and its proprietary high yield portfolio.
                       Education: B.A., Journalism, Arizona State University; dual M.S., International
                       Management and Business Administration, American Graduate School of International
                       Management.

=======================



DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds described above, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Stable Income Fund {HAS HAVE 2} a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway Fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Government Securities Fund, High Yield Bond Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Strategic Income Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                         CLASS A                         CLASS B                           CLASS C
 INITIAL SALES CHARGE   2%, 3% or 4.5% depending        None. Your entire investment      None. Your entire investment
                        on the Fund                     goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED    None (except that,              1.5%, 3% or 5% and declines       1% if shares are sold within
 SALES CHARGE (CDSC)    depending on the Fund, a        until it reaches 0% at the        one year after purchase.
                        charge of 0.50% or 1%           beginning of the 3rd, 4th or
                        applies to certain              7th year depending on the
                        redemptions made within         Fund.
                        one year following
                        purchases of $1 million or
                        more without an initial sales
                        charge).
 ONGOING DISTRIBUTION   None.                               0.75%                               0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM       None. Volume reductions         $ 100,000                         $ 1,000,000
                        given upon providing
                        adequate proof of eligibility.
 ANNUAL EXPENSES        Lower ongoing expenses          Higher ongoing expenses           Higher ongoing expenses
                        than Classes B and C.           than Class A because of           than Class A because of
                                                        higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE     Not applicable.                 Yes. Converts to Class A          No. No conversion to Class A
                                                        shares after a certain            shares, so annual expenses
                                                        number of years depending         do not decrease.
                                                        on the Fund so annual
                                                        expenses decrease.



Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


58 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.



 CLASS A SHARES SALES CHARGE SCHEDULE FOR ALL FUNDS (EXCEPT FOR THE
                SHORT DURATION GOVERNMENT BOND FUND,
       STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND)

                              FRONT-END SALES        FRONT-END SALES
                               CHARGE AS %           CHARGE AS %
                                OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE            INVESTED
  Less than $50,000                  4.50%                  4.71%
  $50,000 to $99,999                 4.00%                  4.17%
  $100,000 to $249,999               3.50%                  3.63%
  $250,000 to $499,999               2.50%                  2.56%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over1               0.00%                  0.00%



1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



     CLASS A SHARES SALES CHARGE SCHEDULE FOR THE SHORT DURATION
                               GOVERNMENT
                                BOND FUND
                              FRONT-END SALES        FRONT-END SALES
                               CHARGE AS %           CHARGE AS %
                                OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE            INVESTED
  Less than $50,000                  3.00%                  3.09%
  $50,000 to $99,999                 2.50%                  2.56%
  $100,000 to $249,999               2.00%                  2.04%
  $250,000 to $499,999               1.50%                  1.52%
  $500,000 to $999,999               1.00%                  1.01%
  $1,000,000 and over1               0.00%                  0.00%



1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



CLASS A SHARES SALES CHARGE SCHEDULE FOR THE STABLE INCOME FUND AND
                   ULTRA-SHORT DURATION BOND FUND
                              FRONT-END SALES        FRONT-END SALES
                               CHARGE AS %           CHARGE AS %
                                OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE            INVESTED
  Less than $50,000                  2.00%                  2.04%
  $50,000 to $99,999                 1.50%                  1.52%
  $100,000 to $249,999               1.00%                  1.01%
  $250,000 to $499,999               0.75%                  0.76%
  $500,000 to $999,999               0.50%                  0.50%
  $1,000,000 and over1               0.00%                  0.00%



1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


                                                    A CHOICE OF SHARE CLASSES 59

CLASS B SHARES CDSC SCHEDULES

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, three years for the Short Duration Government Bond Fund, and two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                                                       CLASS B SHARES CDSC
  SCHEDULE FOR ALL
                                                              FUNDS
  (EXCEPT FOR THE
                                                              SHORT
  DURATION GOVERNEMENT
                                                               BOND
  FUND, STABLE
                                                              INCOME
                                                       FUND AND ULTRA-SHORT
  DURATION BOND
                                                              FUND)
 REDEMPTION WITHIN            1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS     8 YEARS
 CDSC                          5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%     A shares



               CLASS B SHARES CDSC SCHEDULE FOR THE SHORT DURATION GOVERNMENT BOND
 REDEMPTION WITHIN       1 YEAR         2 YEARS         3 YEARS         4 YEARS         5 YEARS
 CDSC                    3.00%           2.00%           1.00%           0.00%           A Shares



        CLASS B SHARES CDSC FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND
 REDEMPTION WITHIN          1 YEAR         2 YEARS         3 YEARS         4 YEARS         5 YEARS
 CDSC                     1.50%           0.75%           0.00%           0.00%           A Shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, three years for the Short Duration Government Bond Fund, and two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, the CDSC expires. After shares are held for seven years, four years for the Short Duration Government Bond Fund, the Stable Income Fund and the Ultra-Short Duration Bond Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in exchange for Strong Fund shares purchased prior to the April 11, 2005 Strong Funds reorganization are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:



                                                  CLASS B SHARES CDSC SCHEDULE
                    FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN             1 YEAR      2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS     9 YEARS
 CDSC                          5.00%       4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%       A shares


If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.


CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.


60 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.


CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.


o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedules" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.


                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 61

ACCOUNTS THAT CAN BE AGGREGATED

You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:


     o individual accounts;
     o joint accounts;
   o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;

     o Section 403(b) accounts; and

   o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

     o Section 529 college savings plan accounts;

   o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
   o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").


Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES

We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:


o  Current and retired employees, directors/trustees and officers of:
     o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
     o Wells Fargo & Company and its affiliates; and

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.


o  Current employees of:
     o the Fund's transfer agent;
     o broker-dealers who act as selling agents;

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

     o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.


o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.


o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.


o  Insurance company separate accounts.


62 REDUCTIONS AND WAIVERS OF SALES CHARGES

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.


o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.


CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.


o We waive the Class B shares CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

     o withdrawals are made by participating in the Systematic Withdrawal Plan; and

   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 63

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:



 FUND                                CLASS B           CLASS C
 Government Securities Fund           N/A                0.75%
 High Yield Bond Fund                 0.75%             0.75%
 Income Plus Fund                     0.75%             0.75%
 Inflation-Protected Bond Fund        0.75%             0.75%
 Intermediate Government Income Fund  0.75%             0.75%
 Short Duration Government Bond Fund  0.75%             0.75%
 Stable Income Fund                   0.75%             0.75%
 Strategic Income Fund                0.75%             0.75%
 Total Return Bond Fund               0.75%             0.75%
 Ultra-Short Duration Bond Fund       0.75%             0.75%


These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS

In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

64 REDUCTIONS AND WAIVERS OF SALES CHARGES

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 65

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


66 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


     o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

                                                       HOW TO OPEN AN ACCOUNT 67

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.



 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                             $100
 Automatic Investment Plans     $   50                                             $ 50
 IRAs, IRA rollovers, Roth IRAs $  250                                             $100
 UGMA/UTMA accounts             $   50                                             $ 50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment                            Contact your investment
 Representative                representative                                     representative
----------------------------- -------------------------------------------------- --------------------------------------
 By Mail                       o Complete and sign your account                   o Fill out the deposit slip from
                               application.                                       your account statement. If you
                               o Mail the application with your check made        do not have a slip, include a
                               payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                      name, and your account
                                         WELLS FARGO ADVANTAGE FUNDS              number.
                                                P.O. Box 8266                     o Mail the deposit slip or note
                                            Boston, MA 02266-8266                 with your check made payable
                                                                                  to the Fund to the address on the left.
                                                OVERNIGHT ONLY
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
----------------------------- -------------------------------------------------- --------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
                               telephone unless you have another Wells            shares of a new Fund call:
                               Fargo Advantage Fund account with your             o Investor Services at
                               bank information on file. If you do not            1-800-222-8222 or
                               currently have an account, refer to the section    o 1-800-368-7550 for the
                               on buying shares by mail or wire.                  automated phone system
----------------------------- -------------------------------------------------- --------------------------------------
 In Person                     Investors are welcome to visit the Funds'          See instructions shown to the left.
                               Investor Center in person to ask questions or
                               conduct any Fund transaction. The Investor
                               Center is located at 100 Heritage Reserve,
                               Menomonee Falls, Wisconsin 53051.
----------------------------- -------------------------------------------------- --------------------------------------


68 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
-------------- --------------------------------------------- ---------------------------------------
 By Wire        o Complete, sign and mail your account        To buy additional shares, instruct
                application (refer to the section on buying   your bank or financial institution to
                shares by mail)                               use the same wire instructions
                                                              shown to the left.
-------------- --------------------------------------------- --------------------------------------
                o Provide the following instructions to your
                financial institution:
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account
                Number and any applicable
                share class)
                Account Name: Provide your
                name as registered on the
                Fund account
-------------- --------------------------------------------- --------------------------------------
 By Internet    A new account may not be opened by            o To buy additional shares or buy
                Internet unless you have another Wells Fargo  shares of a new Fund, visit our
                Advantage Fund account with your bank         Web site at
                information on file. If you do not currently  www.wellsfargo.com/
                have an account, refer to the section on      advantagefunds.
                buying shares by mail or wire.
                                                              o Subsequent online purchases
                                                              have a minimum of $100 and a
                                                              maximum of $100,000.

-------------- --------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL INVESTMENT WAIVERS. We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 69

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
  Representative
------------------------- ----------------------------------------------------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                           dollar amount you wish to receive (or write "Full Redemption"
                           to redeem your remaining account balance) to the address
                           below.
                           o Make sure all account owners sign the request exactly as their names appear on the account application.
                           o  A medallion guarantee may be required under certain
                           circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
------------------------- ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close
                           o There is a $10 fee for each request.
------------------------- ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
                           Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
------------------------- ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                           Center is located at 100 Heritage Reserve, Menomonee Falls,
                           Wisconsin 53051.
------------------------- ----------------------------------------------------------------------


70 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)
                             o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                             application or subsequently in writing.
                             o Redemption requests may not be made by phone if the
                             address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                             o A check will be mailed to the address on record (if there has been no changes communicated to us within the last 30 days)
                             or transferred to a linked bank account.
                             o Transfers made to a Wells Fargo Bank account are made
                             available sooner than transfers to an unaffiliated institution.
                             o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                             market funds, and next day for all other WELLS FARGO ADVANTAGE
                             FUNDS.
                             o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     o CDSC FEES OR REDEMPTION FEES.Your redemption proceeds are net of any CDSC fees and/or redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. We are not liable for telephone instructions that are reasonably believed to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to 7 business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for


                                                           HOW TO SELL SHARES 71
     investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the High Yield Bond Fund and Strategic Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.


     o shares that were purchased with reinvested distributions;


   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7));


     o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;

     o to effect non-discretionary portfolio rebalancing associated with certain retirement plans;

     o taking out a distribution or loan from a defined contribution plan;

     o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

     o due to participation in the Systematic Withdrawal Plan;


   o Wells Fargo Advantage Fund of Funds transactions and transactions by
     Section 529 college savings plan accounts; and


   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


72 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and
   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.


o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o The High Yield Bond Fund and the Strategic Income Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra-Short Duration Bond Fund, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


                                                       HOW TO EXCHANGE SHARES 73

Because the Ultra-Short Duration Bond Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra-Short Duration Bond Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra-Short Duration Bond Fund or its shareholders. Although the policies adopted by the Ultra-Short Duration Bond Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


74 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o must have a Fund account valued at $10,000 or more;
     o must have your distributions reinvested; and

   o may not simultaneously participate in the Automatic Investment Plan (this condition does not apply to the Ultra-Short Duration Bond Fund).


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.


It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 75

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


76 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 77

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions, principally from the Strategic Income Fund, when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, principally in the Strategic Income Fund, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds has built up, or has the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

78 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a MASTER/GATEWAY structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS

The following table lists the master portfolios in which certain Funds invest. The master portfolio's investment objective is provided followed by a description of the master portfolio's principal investment strategies.



 MASTER PORTFOLIO            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                   capital appreciation, while providing protection against inflation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                             Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 79

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STABLE INCOME PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


80 MASTER/GATEWAY/SM/ STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS

The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.




=============================
GALLIARD is the investment sub-adviser for the Stable Income Portfolio in which the Stable Income Fund invests substantially all of its assets. For additional information regarding Galliard, see "The Sub-Advisers and Portfolio Managers"
sub-section.




=============================
WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the
Inflation-Protected Bond Portfolio and Total Return Bond Portfolio in which the
Inflation-Protected Bond Fund and the Total Return Bond Fund each respectfully invest substantially all of its assets. For additional information regarding
Wells Capital Management, see "The Sub-Advisers and Portfolio Managers"
sub-section.





                                                 MASTER/GATEWAY/SM/ STRUCTURE 81

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


GOVERNMENT SECURITIES FUND

CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002

For a share outstanding throughout each period


                                                                     MAY 31,          MAY 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                                                2006            20055            2004           20032
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.77           $10.92          $11.05          $11.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.35             0.12            0.15            0.19
  Net realized and unrealized gain (loss) on investments               (0.50)            0.01            0.20           (0.06)
                                                                ------------        ---------       ---------       ---------
  Total from investment operations                                     (0.15)            0.13            0.35            0.13
                                                                ------------        ---------       ---------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.41)           (0.16)          (0.25)          (0.22)
  Distributions from net realized gain                                 (0.06)           (0.12)          (0.23)           0.00
                                                                ------------        ---------       ---------       ---------
  Total distributions                                                  (0.47)           (0.28)          (0.48)          (0.22)
                                                                ------------        ---------       ---------       ---------
 NET ASSET VALUE, END OF PERIOD                                       $10.15           $10.77          $10.92          $11.05
                                                                ============        =========       =========       =========
 TOTAL RETURN1                                                         (1.48)%           1.24%           3.20%           1.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $1,370           $2,257          $2,979          $2,925
  Ratios to average net assets3:
  Ratio of expenses to average net assets                               1.70%            2.26%           2.06%           2.11%
  Ratio of net investment income (loss) to average net assets           3.39%            2.14%           1.65%           1.25%
  Portfolio turnover rate6                                               207%             139%            390%            531%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                               1.80%            2.30%           2.10%           2.17%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from December 26, 2002 (commencement of Class) to October 31, 2003.
3   Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

82 FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

CLASS A SHARES-COMMENCED ON NOVEMBER 29, 2002

For a share outstanding throughout each period


                                                                        MAY 31,          MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                                                   2006            2005             2004             20034
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.21           $10.45           $10.28           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.74             0.76             0.75             0.26
  Net realized and unrealized gain (loss) on investments                  0.00            (0.04)            0.18             0.27
                                                                      --------         --------         --------         --------
  Total from investment operations                                        0.74             0.72             0.93             0.53
                                                                      --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.73)           (0.77)           (0.74)           (0.25)
  Distributions from net realized gain                                    0.00            (0.19)           (0.02)            0.00
                                                                      --------         --------         --------         --------
  Total distributions                                                    (0.73)           (0.96)           (0.76)           (0.25)
                                                                      --------         --------         --------         --------
 NET ASSET VALUE, END OF PERIOD                                         $10.22           $10.21           $10.45           $10.28
                                                                      ========         ========         ========         ========
 TOTAL RETURN1                                                            7.44%            6.99%            9.24%            5.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $85,143         $201,997         $243,511         $120,168
  Ratios to average net assets2:
  Ratio of expenses to average net assets                                 1.15%            1.15%            1.15%            1.15%
  Ratio of net investment income (loss) to average net assets             7.09%            7.17%            7.08%            5.86%
  Portfolio turnover rate5                                                  96%              81%              39%              29%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,3                                                 1.22%            1.24%            1.24%            1.32%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   For the period from November 29, 2002 (commencement of Class) to May 31,
    2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 83

HIGH YIELD BOND FUND

CLASS B SHARES-COMMENCED ON NOVEMBER 29, 2002

For a share outstanding throughout each period


                                                                        MAY 31,         MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                                                   2006            2005            2004           20034
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.21          $10.45          $10.28         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                             0.65            0.68            0.67           0.22
  Net realized and unrealized gain (loss) on investments                   0.01           (0.04)           0.18           0.28
                                                                       --------        --------        --------       --------
  Total from investment operations                                         0.66            0.64            0.85           0.50
                                                                       --------        --------        --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                (0.65)          (0.69)          (0.66)         (0.22)
  Distributions from net realized gain                                     0.00           (0.19)          (0.02)          0.00
                                                                       --------        --------        --------       --------
  Total distributions                                                     (0.65)          (0.88)          (0.68)         (0.22)
                                                                       --------        --------        --------       --------
 NET ASSET VALUE, END OF PERIOD                                          $10.22          $10.21          $10.45         $10.28
                                                                       ========        ========        ========       ========
 TOTAL RETURN1                                                             6.65%           6.20%           8.43%          5.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                      $21,799         $26,501         $27,248        $11,563
  Ratios to average net assets2:
  Ratio of expenses to average net assets                                  1.90%           1.90%           1.90%          1.90%
  Ratio of net investment income (loss) to average net assets              6.36%           6.44%           6.35%          6.49%
  Portfolio turnover rate5                                                   96%             81%             39%            29%
  Ratio of expenses to average net assetsprior to waived fees and
   reimbursed expenses2,3                                                  1.97%           1.99%           1.99%          2.13%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   For the period from November 29, 2002 (commencement of Class) to May 31,
    2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

84 FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

CLASS C SHARES-COMMENCED ON NOVEMBER, 2002

For a share outstanding throughout each period


                                                                        MAY 31,         MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                                                   2006            2005            2004           20034
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.22          $10.46          $10.29         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                             0.65            0.68            0.67           0.22
  Net realized and unrealized gain (loss) on investments                   0.00           (0.04)           0.18           0.29
                                                                       --------        --------        --------       --------
  Total from investment operations                                         0.65            0.64            0.85           0.51
                                                                       --------        --------        --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                (0.65)          (0.69)          (0.66)         (0.22)
  Distributions from net realized gain                                     0.00           (0.19)          (0.02)          0.00
                                                                       --------        --------        --------       --------
  Total distributions                                                     (0.65)          (0.88)          (0.68)         (0.22)
                                                                       --------        --------        --------       --------
 NET ASSET VALUE, END OF PERIOD                                          $10.22          $10.22          $10.46         $10.29
                                                                       ========        ========        ========       ========
 TOTAL RETURN1                                                             6.55%           6.20%           8.42%          5.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                      $15,510         $20,573         $26,221        $12,220
  Ratios to average net assets2:
  Ratio of expenses to average net assets                                  1.90%           1.90%           1.90%          1.90%
  Ratio of net investment income (loss) to average net assets              6.37%           6.43%           6.34%          6.53%
  Portfolio turnover rate5                                                   96%             81%             39%            29%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,3                                                  1.97%           1.99%           1.99%          2.15%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   For the period from November 29, 2002 (commencement of Class) to May 31,
    2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 85

INCOME PLUS FUND

CLASS A SHARES-COMMENCED ON JULY 13, 1998

For a share outstanding throughout each period


                                                                           MAY 31,    MAY 31,    MAY 31,    MAY 31,     MAY 31,
 FOR THE PERIOD ENDED:                                                      2006       2005       2004       2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.99     $10.84     $11.31     $10.81     $10.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                               0.474       0.57       0.55       0.59       0.66
  Net realized and unrealized gain (loss) on investments                     (0.37)      0.20      (0.39)      0.61       0.02
                                                                          --------   --------   --------   --------   --------
  Total from investment operations                                            0.10       0.77       0.16       1.20       0.68
                                                                          --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                   (0.60)     (0.62)     (0.63)     (0.70)     (0.67)
  Distributions from net realized gain                                        0.00       0.00       0.00       0.00       0.00
                                                                          --------   --------   --------   --------   --------
  Total distributions                                                        (0.60)     (0.62)     (0.63)     (0.70)     (0.67)
                                                                          --------   --------   --------   --------   --------
 NET ASSET VALUE, END OF PERIOD                                             $10.49     $10.99     $10.84     $11.31     $10.81
                                                                          ========   ========   ========   ========   ========
 TOTAL RETURN1                                                                0.97%      7.27%      1.43%     11.53%      6.48%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                         $38,995    $42,676    $28,898    $20,815    $20,188
  Ratios to average net assets
  Ratio of expenses to average net assets                                     1.00%      0.58%      0.68%      1.00%      1.10%
  Ratio of net investment income (loss) to average net assets                 4.38%      5.48%      4.92%      5.42%      6.05%
  Portfolio turnover rate3                                                     171%       132%       185%       130%        63%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2                                                       1.29%      1.25%      1.31%      1.32%      1.47%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.


86 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND

CLASS B SHARES-COMMENCED ON JULY 13, 1998

For a share outstanding throughout each period


                                                                          MAY 31,    MAY 31,    MAY 31,    MAY 31,     MAY 31,
 FOR THE PERIOD ENDED:                                                     2006       2005       2004       2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.99     $10.84     $11.31     $10.82     $10.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                              0.394       0.46       0.45       0.50       0.58
  Net realized and unrealized gain (loss) on investments                    (0.37)      0.23      (0.37)      0.60       0.03
                                                                         --------   --------   --------   --------   --------
  Total from investment operations                                           0.02       0.69       0.08       1.10       0.61
                                                                         --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                  (0.52)     (0.54)     (0.55)     (0.61)     (0.59)
  Distributions from net realized gain                                       0.00       0.00       0.00       0.00       0.00
                                                                         --------   --------   --------   --------   --------
  Total distributions                                                       (0.52)     (0.54)     (0.55)     (0.61)     (0.59)
                                                                         --------   --------   --------   --------   --------
 NET ASSET VALUE, END OF PERIOD                                            $10.49     $10.99     $10.84     $11.31     $10.82
                                                                         ========   ========   ========   ========   ========
 TOTAL RETURN1                                                               0.21%      6.47%      0.68%     10.60%      5.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                        $14,833    $20,165    $38,486    $47,516    $46,760
  Ratios to average net assets:
  Ratio of expenses to average net assets                                    1.75%      1.32%      1.45%      1.75%      1.85%
  Ratio of net investment income (loss) to average net assets                3.61%      4.76%      4.13%      4.68%      5.29%
  Portfolio turnover rate3                                                    171%       132%       185%       130%        63%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2                                                      2.04%      2.00%      2.05%      2.12%      2.32%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.


                                                         FINANCIAL HIGHLIGHTS 87

INCOME PLUS FUND

CLASS C SHARES-COMMENCED ON JULY 13, 1998

For a share outstanding throughout each period


                                                                          MAY 31,    MAY 31,    MAY 31,   MAY 31,     MAY 31,
 FOR THE PERIOD ENDED:                                                    2006       2005       2004       2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.99     $10.84     $11.31     $10.82     $10.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                             0.394       0.51       0.44       0.52       0.58
  Net realized and unrealized gain (loss) on investments                   (0.37)      0.18      (0.36)      0.58       0.03
                                                                        --------   --------   --------   --------   --------
  Total from investment operations                                          0.02       0.69       0.08       1.10       0.61
                                                                        --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                 (0.52)     (0.54)     (0.55)     (0.61)     (0.59)
  Distributions from net realized gain                                      0.00       0.00       0.00       0.00       0.00
                                                                        --------   --------   --------   --------   --------
  Total distributions                                                      (0.52)     (0.54)     (0.55)     (0.61)     (0.59)
                                                                        --------   --------   --------   --------   --------
 NET ASSET VALUE, END OF PERIOD                                           $10.49     $10.99     $10.84     $11.31     $10.82
                                                                        ========   ========   ========   ========   ========
 TOTAL RETURN1                                                              0.21%      6.47%      0.68%     10.60%      5.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                        $5,581     $6,451     $7,955    $10,945     $7,328
  Ratios to average net assets:
  Ratio of expenses to average net assets                                   1.75%      1.32%      1.46%      1.75%      1.85%
  Ratio of net investment income (loss) to average net assets               3.63%      4.74%      4.12%      4.63%      5.31%
  Portfolio turnover rate3                                                   171%       132%       185%       130%        63%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2                                                     2.04%      2.00%      2.05%      2.07%      2.34%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.


88 FINANCIAL HIGHLIGHTS

INFLATION-PROTECTED BOND FUND

CLASS A SHARES-COMMENCED ON FEBRUARY 28, 2003

For a share outstanding throughout each period


                                                                          MAY 31,     MAY 31,     MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                                    2006         2005        2004        20034
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.45       $10.04      $10.14       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                             0.426         0.37        0.29         0.15
  Net realized and unrealized gain (loss) on investments                   (0.63)        0.43       (0.13)        0.14
                                                                        ----------   --------    --------    ---------
  Total from investment operations                                         (0.21)        0.80        0.16         0.29
                                                                        ----------   --------    --------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                 (0.46)       (0.33)      (0.23)       (0.15)
  Distributions from net realized gain                                     (0.18)       (0.06)      (0.03)        0.00
                                                                        ----------   --------    --------    ---------
  Total distributions                                                      (0.64)       (0.39)      (0.26)       (0.15)
                                                                        ----------   --------    --------    ---------
 NET ASSET VALUE, END OF PERIOD                                            $9.60       $10.45      $10.04       $10.14
                                                                        ==========   ========    ========    =========
 TOTAL RETURN1                                                             (2.11)%       8.12%       1.65%        2.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                       $27,726      $28,437     $20,087       $5,136
  Ratios to average net assets2:
  Ratio of expenses to average net assets                                   0.85%7       0.86%       0.90%        0.90%
  Ratio of net investment income (loss) to average net assets               4.18%        3.63%       3.18%        8.55%
  Portfolio turnover rate5                                                    47%         425%        155%         115%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,3                                                   1.22%7       1.23%       1.44%        1.82%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   For the period from February 28, 2003 (commencement of Class) to May 31,
    2003.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


                                                         FINANCIAL HIGHLIGHTS 89

INFLATION-PROTECTED BOND FUND

CLASS B SHARES-COMMENCED ON FEBRUARY 28, 2003

For a share outstanding throughout each period


                                                                        MAY 31,      MAY 31,      MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                                   2006         2005         2004          20034
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.42        $10.03        $10.13        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.356          0.31          0.20          0.13
  Net realized and unrealized gain (loss) on investments                 (0.63)         0.40         (0.12)         0.13
                                                                    ----------    ----------    ----------    ----------
  Total from investment operations                                       (0.28)         0.71          0.08          0.26
                                                                    ----------    ----------    ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.38)        (0.26)        (0.15)        (0.13)
  Distributions from net realized gain                                   (0.18)        (0.06)        (0.03)         0.00
                                                                    ----------    ----------    ----------    ----------
  Total distributions                                                    (0.56)        (0.32)        (0.18)        (0.13)
                                                                    ----------    ----------    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                                          $9.58        $10.42        $10.03        $10.13
                                                                    ==========    ==========    ==========    ==========
 TOTAL RETURN1                                                           (2.76)%        7.13%         0.89%         2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $10,149       $12,168       $10,645        $5,034
  Ratios to average net assets:2
  Ratio of expenses to average net assets                                 1.60%7          1.60%         1.65%         1.65%
  Ratio of net investment income (loss) to average net assets             3.50%         2.99%         2.14%         7.33%
  Portfolio turnover rate5                                                  47%          425%          155%          115%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,3                                                 1.97%7          1.99%         2.19%         2.72%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   For the period from February 28, 2003 (commencement of Class) to May 31,
    2003.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.



90 FINANCIAL HIGHLIGHTS

INFLATION-PROTECTED BOND FUND

CLASS C SHARES-COMMENCED ON FEBRUARY 28, 2003

For a share outstanding throughout each period


                                                                      MAY 31,        MAY 31,      MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                                 2006           2005         2004          20034
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.43        $10.04        $10.13        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.356          0.31          0.21          0.13
  Net realized and unrealized gain (loss) on investments                 (0.63)         0.40         (0.12)         0.13
                                                                    ----------    ----------    ----------    ----------
  Total from investment operations                                       (0.28)         0.71          0.09          0.26
                                                                    ----------    ----------    ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.39)        (0.26)        (0.15)        (0.13)
  Distributions from net realized gain                                   (0.18)        (0.06)        (0.03)         0.00
                                                                    ----------    ----------    ----------    ----------
  Total distributions                                                    (0.57)        (0.32)        (0.18)        (0.13)
                                                                    ----------    ----------    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                                          $9.58        $10.43        $10.04        $10.13
                                                                    ==========    ==========    ==========    ==========
 TOTAL RETURN1                                                           (2.85)%        7.12%         0.99%         2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $10,248       $13,873       $11,813        $4,441
  Ratios to average net assets2:
  Ratio of expenses to average net assets                               1.60%7          1.60%         1.65%         1.65%
  Ratio of net investment income (loss) to average net assets             3.50%         3.00%         2.22%         7.81%
  Portfolio turnover rate5                                                  47%          425%          155%          115%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,3                                                 1.97%7        1.99%         2.19%         2.65%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   For the period from February 28, 2003 (commencement of Class) to May 31,
    2003.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


                                                         FINANCIAL HIGHLIGHTS 91

INTERMEDIATE GOVERNMENT INCOME FUND

CLASS A SHARES-COMMENCED ON MAY 2, 1996

For a share outstanding throughout each period


                                                                        MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,
 FOR THE PERIOD ENDED:                                                  2006        2005        2004        2003        2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.96       $10.94     $11.70       $11.19      $11.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.384         0.34       0.36         0.41        0.51
  Net realized and unrealized gain (loss) on investments                 (0.40)        0.12      (0.60)        0.68        0.28
                                                                      ---------    --------   ---------    --------    --------
  Total from investment operations                                       (0.02)        0.46      (0.24)        1.09        0.79
                                                                      ---------    --------   ---------    --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.43)       (0.44)     (0.52)       (0.58)      (0.62)
  Distributions from net realized gain                                    0.00         0.00       0.00         0.00        0.00
                                                                      ---------    --------   ---------    --------    --------
  Total distributions                                                    (0.43)       (0.44)     (0.52)       (0.58)      (0.62)
                                                                      ---------    --------   ---------    --------    --------
 NET ASSET VALUE, END OF PERIOD                                         $10.51       $10.96     $10.94       $11.70      $11.19
                                                                      =========    ========   =========    ========    ========
 TOTAL RETURN1                                                           (0.23)%       4.25%     (2.10)%       9.95%       7.34%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $121,085     $142,570    $192,976    $196,203    $195,062
  Ratios to average net assets:
  Ratio of expenses to average net assets                                 0.95%         0.95%      0.95%        0.95%       0.96%
  Ratio of net investment income (loss) to average net assets             3.54%         3.25%      2.98%        3.57%       4.57%
  Portfolio turnover rate2                                                153%          277%       178%         139%        102%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3                                                  1.08%         1.05%      1.12%        1.13%       1.16%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


92 FINANCIAL HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND

CLASS B SHARES-COMMENCED ON MAY 17, 1996

For a share outstanding throughout each period


                                                                       MAY 31,     MAY 31,    MAY 31,     MAY 31,     MAY 31,
 FOR THE PERIOD ENDED:                                                  2006        2005       2004        2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.94      $10.93     $11.68      $11.18     $11.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.304        0.12       0.08        0.33       0.43
  Net realized and  unrealized gain (loss) on investments                (0.41)       0.24      (0.40)       0.67       0.28
                                                                      --------    --------   --------    --------   --------
  Total from investment operations                                       (0.11)       0.36      (0.32)       1.00       0.71
                                                                      --------    --------   --------    --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.34)      (0.35)     (0.43)      (0.50)     (0.54)
  Distributions from net realized gain                                    0.00        0.00       0.00        0.00       0.00
                                                                      --------    --------   --------    --------   --------
  Total distributions                                                    (0.34)      (0.35)     (0.43)      (0.50)     (0.54)
                                                                      --------    --------   --------    --------   --------
 NET ASSET VALUE, END OF PERIOD                                         $10.49      $10.94     $10.93      $11.68     $11.18
                                                                      ========    ========   ========    ========   ========
 TOTAL RETURN1                                                           (0.99)%      3.37%     (2.76)%      9.08%      6.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $19,615     $30,236    $47,821     $80,989    $67,256
  Ratios to average net assets:
  Ratio of expenses to average net assets                                 1.70%       1.70%      1.70%       1.70%      1.71%
  Ratio of net investment income (loss) to average net assets             2.78%       2.50%      2.22%       2.72%      3.81%
  Portfolio turnover rate2                                                 153%        277%       178%        139%       102%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3                                                   1.83%       1.82%      1.87%       1.86%      1.82%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


                                                         FINANCIAL HIGHLIGHTS 93

INTERMEDIATE GOVERNMENT INCOME FUND

CLASS C SHARES-COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                                                        MAY 31,    MAY 31,    MAY 31,      MAY31,     MAY 31,
 FOR THE PERIOD ENDED:                                                  2006        2005       2004        2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.92      $10.90     $11.66      $11.17     $11.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.304        0.15       0.12        0.39       0.46
  Net realized and unrealized gain (loss) on investments                 (0.41)       0.22      (0.45)       0.61       0.24
                                                                      --------    --------   --------    --------   --------
  Total from investment operations                                       (0.11)       0.37      (0.33)       1.00       0.70
                                                                      --------    --------   --------    --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.34)      (0.35)     (0.43)      (0.51)     (0.54)
  Distributions from net realized gain                                    0.00        0.00       0.00        0.00       0.00
                                                                      --------    --------   --------    --------   --------
  Total distributions                                                    (0.34)      (0.35)     (0.43)      (0.51)     (0.54)
                                                                      --------    --------   --------    --------   --------
 NET ASSET VALUE, END OF PERIOD                                         $10.47      $10.92     $10.90      $11.66     $11.17
                                                                      ========    ========   ========    ========   ========
 TOTAL RETURN1                                                           (0.99)%      3.47%     (2.85)%      9.11%      6.48%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                      $9,201     $12,860    $21,520     $34,133    $18,078
  Ratios to average net assets:
  Ratio of expenses to average net assets                                 1.70%       1.70%      1.70%       1.70%      1.71%
  Ratio of net investment income (loss) to average net assets             2.78%       2.50%      2.23%       2.68%      3.79%
  Portfolio turnover rate2                                                 153%        277%       178%        139%       102%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3                                                   1.83%       1.82%      1.87%       1.79%      1.78%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


94 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND

CLASS A SHARES-COMMENCED ON MARCH 11, 1996

For a share outstanding throughout each period


                                                                      MAY 31,   MAY 31,    MAY 31,   JUNE 30,  JUNE 30,    JUNE 30,
 FOR THE PERIOD ENDED:                                                 2006       2005     20041       2003      2002       2001
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.01     $10.13     $10.28     $10.24     $10.19      $9.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.332       0.27       0.17       0.41       0.43       0.55
  Net realized and unrealized gain (loss) on investments               (0.18)     (0.09)     (0.12)      0.10       0.22       0.31
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                      0.15       0.18       0.05       0.51       0.65       0.86
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.35)7    (0.30)7    (0.17)     (0.39)     (0.47)     (0.55)
  Distributions from net realized gain                                  0.00       0.00      (0.03)     (0.08)     (0.13)      0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.35)     (0.30)     (0.20)     (0.47)     (0.60)     (0.55)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                        $9.81     $10.01     $10.13     $10.28     $10.24     $10.19
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN3                                                          1.51%      1.79%      0.49%      4.69%      6.45%      8.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                   $77,886    $94,059    $47,304    $55,807     $6,034     $4,550
  Ratios to average net assets4:
  Ratio of expenses to average net assets                               0.85%      0.86%      0.90%    1.06%6       1.12%      1.91%
  Ratio of net investment income (loss) to average net assets           3.30%      2.44%      1.83%      3.51%      4.16%      5.43%
  Portfolio turnover rate8                                               316%       272%       615%       331%       400%       245%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses4, 5                                              1.08%      1.28%      1.14%      1.51%      1.78%      2.70%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.

2 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.

3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. 6 Includes interest expense.

7 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.

8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 95

SHORT DURATION GOVERNMENT BOND FUND

CLASS B SHARES-COMMENCED ON MAY 31, 2002

For a share outstanding throughout each period


                                                                       MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,
 FOR THE PERIOD ENDED:                                                  2006        2005        20041       2003      200210
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.02      $10.13      $10.29      $10.25      $10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.252        0.19        0.11        0.28        0.00
  Net realized and unrealized gain (loss) on investments                (0.19)      (0.08)      (0.14)       0.10        0.03
                                                                    ---------   ---------   ---------   ---------   ---------
  Total from investment operations                                       0.06        0.11       (0.03)       0.38        0.03
                                                                    ---------   ---------   ---------   ---------   ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.27)8     (0.22)8     (0.10)      (0.26)       0.00
  Distributions from net realized gain                                   0.00        0.00       (0.03)      (0.08)       0.00
                                                                    ---------   ---------   ---------   ---------   ---------
  Total distributions                                                   (0.27)      (0.22)      (0.13)      (0.34)       0.00
                                                                    ---------   ---------   ---------   ---------   ---------
 NET ASSET VALUE, END OF PERIOD                                         $9.81      $10.02      $10.13      $10.29      $10.25
                                                                    =========   =========   =========   =========   =========
 TOTAL RETURN3                                                           0.66%       1.13%      (0.30)%      3.76%       0.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $18,338     $27,078      $9,734      $5,576         $07
  Ratios to average net assets4:
  Ratio of expenses to average net assets                                1.60%       1.61%       1.65%     1.80%6        0.00%
  Ratio of net investment income (loss) to average net assets            2.55%       1.74%       1.12%       2.75%       0.00%
  Portfolio turnover rate9                                                316%        272%        615%        331%        400%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses4,5                                                1.83%       2.02%       1.89%       2.26%       0.45%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.

2 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.

3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6   Includes interest expense.
7   Amount represents less than $1,000.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

10  For the period from May 31, 2002 (commencement of class) to June 30, 2002.


96 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND

CLASS C SHARES-COMMENCED ON MAY 31, 2002

For a share outstanding throughout each period


                                                                      MAY 31,      MAY 31,      MAY 31,      JUNE 30,    JUNE 30,
 FOR THE PERIOD ENDED:                                                 2006         2005         20041        2003        200210
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.03       $10.14       $10.30       $10.25       $10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.252         0.14         0.11         0.27         0.00
  Net realized and unrealized gain (loss) on investments                (0.19)       (0.03)       (0.14)        0.11         0.03
                                                                    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                                       0.06         0.11        (0.03)        0.38         0.03
                                                                    ---------    ---------    ---------    ---------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.27)8      (0.22)8      (0.10)       (0.25)        0.00
  Distributions from net realized gain                                   0.00         0.00        (0.03)       (0.08)        0.00
                                                                    ---------    ---------    ---------    ---------    ---------
  Total distributions                                                   (0.27)       (0.22)       (0.13)       (0.33)        0.00
                                                                    ---------    ---------    ---------    ---------    ---------
 NET ASSET VALUE, END OF PERIOD                                         $9.82       $10.03       $10.14       $10.30       $10.25
                                                                    =========    =========    =========    =========    =========
 TOTAL RETURN3                                                           0.66%        1.13%       (0.30)%       3.79%        0.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $11,540      $19,553      $34,410      $32,818          $07
  Ratios to average net assets4:
  Ratio of expenses to average net assets                                1.60%        1.62%        1.65%      1.81%6         0.00%
  Ratio of net investment income (loss) to average net assets            2.54%        1.59%        1.10%        2.73%        0.00%
  Portfolio turnover rate9                                                316%         272%         615%         331%         400%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses4,5                                                1.83%        2.04%        1.89%        2.27%        0.45%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.

2 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.

3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6   Includes interest expense.
7   Amount represents less than $1,000.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

10  For the period from May 31, 2002 (commencement of class) to June 30, 2002.



                                                         FINANCIAL HIGHLIGHTS 97

STABLE INCOME FUND

CLASS A SHARES-COMMENCED ON MAY 2, 1996

For a share outstanding throughout each period


                                                                      MAY 31,       MAY 31,      MAY 31,      MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                                 2006          2005         2004         2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.38       $10.33       $10.44       $10.38       $10.36
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.407         0.16         0.16         0.25         0.34
  Net realized and unrealized gain (loss) on investments                (0.15)        0.03        (0.10)        0.06         0.02
                                                                    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                                       0.25         0.19         0.06         0.31         0.36
                                                                    ---------    ---------    ---------    ---------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.40)       (0.14)       (0.16)       (0.25)       (0.34)
  Distributions from net realized gain                                   0.00         0.00         0.00         0.00         0.00
  Return of capital                                                      0.00         0.00        (0.01)       0.005         0.00
                                                                    ---------    ---------    ---------    ---------    ---------
  Total distributions                                                   (0.40)       (0.14)       (0.17)       (0.25)       (0.34)
                                                                    ---------    ---------    ---------    ---------    ---------
 NET ASSET VALUE, END OF PERIOD                                        $10.23       $10.38       $10.33       $10.44       $10.38
                                                                    =========    =========    =========    =========    =========
 TOTAL RETURN1                                                           2.47%        1.87%        0.45%        3.01%        3.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $64,827      $83,406     $166,484     $175,249      $79,555
  Ratios to average net assets:
  Ratio of expenses to average net assets2                               0.87%8       0.90%        0.90%        0.82%        0.90%
  Ratio of net investment income (loss) to average net assets            3.83%        1.48%        1.52%        2.32%        3.02%
  Portfolio turnover rate3, 6                                              23%          43%          92%          45%          81%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2, 4                                               1.06%        1.00%        0.99%        1.04%        1.04%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Return of capital was less than $0.01 per share.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


8 Effective October 1, 2005, the expense cap for Class A shares of the Stable Income Fund changed from 0.90% to 0.85%. The blended expense cap as of May 31, 2006, is 0.87%.


98 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND

CLASS B SHARES-COMMENCED ON MAY 17, 1996

For a share outstanding throughout each period


                                                                      MAY 31,     MAY 31,      MAY 31,      MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                                 2006         2005        2004         2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.37       $10.32       $10.43       $10.37       $10.35
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.327         0.08         0.08         0.17         0.28
  Net realized and unrealized gain (loss) on investments                (0.15)        0.03        (0.10)        0.06         0.01
                                                                    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                                       0.17         0.11        (0.02)        0.23         0.29
                                                                    ---------    ---------    ---------    ---------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.32)       (0.06)       (0.08)       (0.17)       (0.27)
  Distributions from net realized gain                                   0.00         0.00         0.00         0.00         0.00
  Return of capital                                                      0.00         0.00        (0.01)       0.005         0.00
                                                                    ---------    ---------    ---------    ---------    ---------
  Total distributions                                                   (0.32)       (0.06)       (0.09)       (0.17)       (0.27)
                                                                    ---------    ---------    ---------    ---------    ---------
 NET ASSET VALUE, END OF PERIOD                                        $10.22       $10.37       $10.32       $10.43       $10.37
                                                                    =========    =========    =========    =========    =========
 TOTAL RETURN1                                                           1.69%        1.00%       (0.29)%       2.24%        2.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $11,519      $20,970      $35,552      $48,045      $20,318
  Ratios to average net assets:
  Ratio of expenses to average net assets2                               1.62%8       1.65%        1.65%        1.63%        1.65%
  Ratio of net investment income (loss) to average net assets            3.06%        0.75%        0.81%        1.51%        2.41%
  Portfolio turnover rate3,6                                               23%          43%          92%          45%          81%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,4                                                1.81%        1.75%        1.75%        1.81%        1.87%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Return of capital was less than $0.01 per share.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


8 Effective October 1, 2005, the expense cap for the Class B shares of the Stable Income Fund changed from 1.65% to 1.60%. The blended expense cap as of May 31, 2006, is 1.62%.


                                                         FINANCIAL HIGHLIGHTS 99

STABLE INCOME FUND

CLASS C SHARES-COMMENCED ON JUNE 30, 2003

For a share outstanding throughout each period


                                                                      MAY 31,     MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                                 2006         2005         20046
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.35       $10.30       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.328         0.07         0.06
  Net realized and unrealized gain (loss) on investments                (0.15)        0.04         0.33
                                                                   ----------   ----------   ----------
  Total from investment operations                                       0.17         0.11         0.39
                                                                   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.32)       (0.06)       (0.08)
  Distributions from net realized gain                                   0.00         0.00         0.00
  Return of capital                                                      0.00         0.00        (0.01)
                                                                   ----------   ----------   ----------
  Total distributions                                                   (0.32)       (0.06)       (0.09)
                                                                   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                                        $10.20       $10.35       $10.30
                                                                   ==========   ==========   ==========
 TOTAL RETURN1                                                           1.70%        1.10%       (0.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $4,355       $7,137      $12,225
  Ratios to average net assets4:
  Ratio of expenses to average net assets5                               1.62%9       1.65%        1.65%
  Ratio of net investment income (loss) to average net assets            3.07%        0.74%        0.54%
  Portfolio turnover rate3, 7                                              23%          43%          92%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses2,4,5                                              1.81%        1.75%        1.73%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
4   Ratios shown for periods of less than one year are annualized.
5 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
6   For the period from June 30, 2003 (commencement of Class) to May 31, 2004.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
9 Effective October 1, 2005, the expense cap for the Class C shares of the Stable Income Fund changed from 1.65% to 1.60%. The blended expense cap as of May 31, 2006, is 1.62%.


100 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND

CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000

For a share outstanding throughout each period


                                                                    MAY 31,    MAY 31,     OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,
 FOR THE PERIOD ENDED:                                                2006       20055       2004       2003       2002      20012
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.23     $10.41      $9.90      $7.67      $9.53     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.67       0.37       0.71       0.70       0.96       1.14
  Net realized and unrealized gain (loss) on investments                0.14      (0.18)      0.51       2.22      (1.64)     (0.47)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                      0.81       0.19       1.22       2.92      (0.68)      0.67
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.67)     (0.37)     (0.71)     (0.69)     (0.97)     (1.14)
  Distributions from net realized gain                                 (0.19)      0.00       0.00       0.00      (0.21)      0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.86)     (0.37)     (0.71)     (0.69)     (1.18)     (1.14)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                       $10.18     $10.23     $10.41      $9.90      $7.67      $9.53
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN1                                                          8.18%      1.79%     12.70%     39.38%     (8.35)%     6.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                   $19,858    $13,254    $13,786    $10,917     $7,699     $5,619
  Ratios to average net assets3:
  Ratio of expenses to average net assets                               1.10%      1.09%      1.12%      1.13%      1.08%      1.13%
  Ratio of net investment income (loss) to average net assets           6.53%      5.97%      6.95%      7.77%     10.56%     12.11%
  Portfolio turnover rate6                                                89%        76%       141%       155%       235%       424%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                               1.61%      1.57%      1.52%      1.58%      1.59%      3.94%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
3   Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 101

STRATEGIC INCOME FUND

CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000

For a share outstanding throughout each period


                                                                    MAY 31,     MAY 31,    OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,
 FOR THE PERIOD ENDED:                                                2006       20055      2004       2003       2002      20012
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.23     $10.42      $9.90      $7.68      $9.53     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.59       0.30       0.59       0.59       0.84       1.02
  Net realized and unrealized gain (loss) on investments                0.14      (0.19)      0.52       2.21      (1.63)     (0.47)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                      0.73       0.11       1.11       2.80      (0.79)      0.55
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.59)     (0.30)     (0.59)     (0.58)     (0.85)     (1.02)
  Distributions from net realized gain                                 (0.19)      0.00       0.00       0.00      (0.21)      0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.78)     (0.30)     (0.59)     (0.58)     (1.06)     (1.02)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                       $10.18     $10.23     $10.42      $9.90      $7.68      $9.53
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN1                                                          7.38%      1.05%     11.55%     37.55%     (9.44)%     4.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $9,554    $10,062    $10,076     $8,573     $4,313     $2,377
  Ratios to average net assets:
  Ratio of expenses to average net assets3                              1.85%      2.17%      2.26%      2.36%      2.40%      2.39%
  Ratio of net investment income (loss) to average net assets           5.78%      4.90%      5.82%      6.44%      9.05%     10.86%
  Portfolio turnover rate6                                                89%        76%       141%       155%       235%       424%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                               2.36%      2.31%      2.30%      2.36%      2.40%      4.04%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
3   Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

102 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND

CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000

For a share outstanding throughout each period


                                                                    MAY 31,     MAY 31,    OCT. 31,   OCT. 31,   OCT. 31,  OCT.31,
 FOR THE PERIOD ENDED:                                                2006        20055      2004       2003       2002      20012
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.21     $10.40      $9.89      $7.66      $9.52     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.59       0.31       0.59       0.59       0.84       1.02
  Net realized and unrealized gain (loss) on investments                0.15      (0.19)      0.51       2.22      (1.63)     (0.48)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                      0.74       0.12       1.10       2.81      (0.79)      0.54
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.59)     (0.31)     (0.59)     (0.58)     (0.86)     (1.02)
  Distributions from net realized gain                                 (0.19)      0.00       0.00       0.00      (0.21)      0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.78)     (0.31)     (0.59)     (0.58)     (1.07)     (1.02)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                       $10.17     $10.21     $10.40      $9.89      $7.66      $9.52
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN1                                                          7.49%      1.11%     11.40%     37.73%     (9.56)%     4.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $3,356     $3,822     $4,834     $6,038     $4,928     $2,312
  Ratios to average net assets3:
  Ratio of expenses to average net assets                               1.85%      2.07%      2.31%      2.38%      2.37%      2.40%
  Ratio of net investment income (loss) to average net assets           5.77%      4.99%      5.81%      6.57%      9.02%     10.89%
  Portfolio turnover rate6                                                89%        76%       141%       155%       235%       424%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                               2.36%      2.20%      2.34%      2.38%      2.38%      4.10%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
3   Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 103

TOTAL RETURN BOND FUND

CLASS A SHARES-COMMENCED ON OCTOBER 31, 2001

For a share outstanding throughout each period


                                                                      MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,
 FOR THE PERIOD ENDED:                                                 2006        2005        20041      2003        20026
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.62      $12.32      $12.79      $12.17      $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          $0.49        0.42        0.34        0.63        0.32
  Net realized and unrealized gain (loss) on investments                (0.60)       0.34       (0.35)       0.69       (0.06)
                                                                    ---------   ---------   ---------   ---------   ---------
  Total from investment operations                                      (0.11)       0.76       (0.01)       1.32        0.26
                                                                    ---------   ---------   ---------   ---------   ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.49)      (0.43)      (0.34)      (0.62)      (0.32)
  Distributions from net realized gain                                   0.00       (0.03)      (0.12)      (0.08)      (0.22)
                                                                    ---------   ---------   ---------   ---------   ---------
  Total distributions                                                   (0.49)      (0.46)      (0.46)      (0.70)      (0.54)
                                                                    ---------   ---------   ---------   ---------   ---------
 NET ASSET VALUE, END OF PERIOD                                        $12.02      $12.62      $12.32      $12.79      $12.17
                                                                    =========   =========   =========   =========   =========
 TOTAL RETURN2                                                          (0.91)%      6.19%      (0.09)%     10.95%       2.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $69,066     $84,188     $45,670      $2,691        $117
  Ratios to average net assets3:
  Ratios of expenses to average net assets                               0.90%8      0.90%       0.90%     0.97%5        0.96%
  Ratio of net investment income (loss) to average net assets            3.88%       3.30%       3.07%       3.78%       5.78%
  Portfolio turnover rate7                                                704%9       767%        918%        544%        193%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3, 4                                             1.03%8        1.12%       1.16%       1.61%       1.95%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Includes interest expense.

6   For the period from October 31, 2001 (commencement of Class) to June 30,
    2002.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8   Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
9   Excluding TBA, the portfolio turnover ratio is 431%.


104 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
CLASS B SHARES - COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                                                      MAY 31,     MAY 31,      MAY 31,      JUNE 30,     JUNE 30,
 FOR THE PERIOD ENDED:                                                 2006         2005         20041        2003        20026
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.63       $12.33       $12.80       $12.18       $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.40         0.32         0.25         0.56         0.23
  Net realized and unrealized gain (loss) on investments                (0.60)        0.34        (0.35)        0.69        (0.05)
                                                                    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                                      (0.20)        0.66        (0.10)        1.25         0.18
                                                                    ---------    ---------    ---------    ---------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.40)       (0.33)       (0.25)       (0.55)       (0.23)
  Distributions from net realized gain                                   0.00        (0.03)       (0.12)       (0.08)       (0.22)
                                                                    ---------    ---------    ---------    ---------    ---------
  Total distributions                                                   (0.40)       (0.36)       (0.37)       (0.63)       (0.45)
                                                                    ---------    ---------    ---------    ---------    ---------
 NET ASSET VALUE, END OF PERIOD                                        $12.03       $12.63       $12.33       $12.80       $12.18
                                                                    =========    =========    =========    =========    =========
 TOTAL RETURN2                                                          (1.65)%       5.39%       (0.79)%       9.85%        1.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $21,356      $27,681       $8,031       $3,868          $87
  Ratios to average net assets3:
  Ratio of expenses to average net assets                                1.65%8       1.65%        1.65%      1.71%5         0.83%
  Ratio of net investment income (loss) to average net assets            3.13%        2.57%        2.19%        2.81%        4.93%
  Portfolio turnover rate7                                                704%9        767%         918%         544%         193%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                              1.78%8         1.86%        1.91%        2.31%        1.94%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Includes interest expense.

6   For the period from October 31, 2001 (commencement of Class) to June 30,
    2002.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8   Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
9   Excluding TBA, the portfolio turnover ratio is 431%.



                                                        FINANCIAL HIGHLIGHTS 105

TOTAL RETURN BOND FUND
CLASS C SHARES -COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                                                     MAY 31,     MAY 31,     MAY 31,     JUNE 30,    JUNE 30,
 FOR THE PERIOD ENDED:                                                 2006        2005        20041       2003        20026
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.57      $12.26      $12.73      $12.12      $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.39        0.32        0.25        0.57        0.25
  Net realized and unrealized gain (loss) on investments                (0.61)       0.35       (0.35)       0.67       (0.11)
                                                                    ---------   ---------   ---------   ---------   ---------
  Total from investment operations                                      (0.22)       0.67       (0.10)       1.24        0.14
                                                                    ---------   ---------   ---------   ---------   ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.39)      (0.33)      (0.25)      (0.55)      (0.25)
  Distributions from net realized gain                                   0.00       (0.03)      (0.12)      (0.08)      (0.22)
                                                                    ---------   ---------   ---------   ---------   ---------
  Total distributions                                                   (0.39)      (0.36)      (0.37)      (0.63)      (0.47)
                                                                    ---------   ---------   ---------   ---------   ---------
 NET ASSET VALUE, END OF PERIOD                                        $11.96      $12.57      $12.26      $12.73      $12.12
                                                                    =========   =========   =========   =========   =========
 TOTAL RETURN2                                                          (1.75)%      5.52%      (0.79)%      9.78%       1.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $7,827      $9,823      $6,248      $4,425         $27
  Ratios to average net assets:3
  Ratio of expenses to average net assets                                1.65%8      1.65%       1.65%     1.71%5        0.95%
  Ratio of net investment
   income (loss) to average net assets                                   3.14%       2.57%       2.20%       2.88%       5.14%
  Portfolio turnover rate7                                                704%9       767%        918%        544%        193%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                              1.78%8        1.87%       1.91%       2.32%       1.93%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5   Includes interest expense.

6   For the period from Octobre 31, 2001 (commencement of Class) to June 30,
    2002.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
9 Excluding TBA, the portfolio turnover ratio is 431%.


106 FINANCIAL HIGHLIGHTS

ULTRA-SHORT DURATION BOND FUND

CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000

For a share outstanding throughout each period


                                                                    MAY 31,     MAY 31,    OCT. 31,   OCT. 31,  OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                                                2006       20055      2004       2003      2002       20012
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.64      $9.71      $9.83      $9.90     $10.24     $10.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.387       0.14       0.15       0.18       0.35       0.52
  Net realized and unrealized gain (loss) on investments               (0.04)     (0.04)     (0.02)      0.06      (0.34)      0.16
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                      0.34       0.10       0.13       0.24       0.01       0.68
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.41)     (0.17)     (0.25)     (0.31)     (0.35)     (0.54)
  Distributions from net realized gain                                  0.00       0.00       0.00       0.00       0.00       0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.41)     (0.17)     (0.25)     (0.31)     (0.35)     (0.54)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                        $9.57      $9.64      $9.71      $9.83      $9.90     $10.24
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN1                                                          3.64%      1.05%      1.35%      2.45%      0.15%      6.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                   $12,747    $14,948    $18,865    $31,490    $22,230     $9,522
  Ratios to average net assets3:
  Ratio of expenses to average net assets                               0.80%      1.05%      1.12%      1.13%      1.12%      1.12%
  Ratio of net investment income (loss) to average net assets           3.93%      2.54%      1.71%      1.76%      3.49%      4.59%
  Portfolio turnover rate6                                                23%         9%        28%        90%       204%       221%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3, 4                                              1.51%      1.36%      1.32%      1.25%      1.25%      1.52%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


                                                        FINANCIAL HIGHLIGHTS 107

ULTRA-SHORT DURATION BOND FUND

CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000

For a share outstanding throughout each period


                                                                     MAY 31,    MAY 31,    OCT. 31,   OCT. 31,  OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                                                2006       20055       2004      2003      2002       20012
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.62      $9.68      $9.81      $9.88     $10.22     $10.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.307       0.09       0.07       0.09       0.26       0.44
  Net realized and unrealized gain (loss) on investments               (0.04)     (0.03)     (0.03)      0.06      (0.34)      0.14
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                     (0.26)      0.06       0.04       0.15      (0.08)      0.58
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.34)     (0.12)     (0.17)     (0.22)     (0.26)     (0.46)
  Distributions from net realized gain                                  0.00       0.00       0.00       0.00       0.00       0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.34)     (0.12)     (0.17)     (0.22)     (0.26)     (0.46)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                        $9.54      $9.62      $9.68      $9.81      $9.88     $10.22
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN1                                                          2.76%      0.66%      0.37%      1.56%     (0.74)%     5.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $6,015     $8,562    $10,249    $13,820    $13,419     $3,869
  Ratios to average net assets3:
  Ratio of expenses to average net assets                               1.55%      1.89%      1.99%      2.00%      2.00%      2.19%
  Ratio of net investment income (loss) to average net assets           3.16%      1.70%      0.83%      0.93%      2.47%      3.60%
  Portfolio turnover rate6                                                23%         9%        28%        90%       204%       221%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3,4                                               2.26%      2.07%      2.11%      2.05%      2.04%      2.40%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


108 FINANCIAL HIGHLIGHTS

ULTRA-SHORT DURATION BOND FUND

CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000

For a share outstanding throughout each period


                                                                     MAY 31,    MAY 31,    OCT. 31,   OCT. 31,  OCT. 31,   OCT.31,
 FOR THE PERIOD ENDED:                                                2006       20055      2004       2003      2002       20012
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.64      $9.70      $9.83      $9.90     $10.23     $10.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.307       0.09       0.06       0.10       0.26       0.44
  Net realized and unrealized gain (loss) on investments               (0.04)     (0.03)     (0.02)      0.05      (0.32)      0.15
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                                      0.26       0.06       0.04       0.15      (0.06)      0.59
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                             (0.34)     (0.12)     (0.17)     (0.22)     (0.27)     (0.46)
  Distributions from net realized gain                                  0.00       0.00       0.00       0.00       0.00       0.00
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                                                  (0.34)     (0.12)     (0.17)     (0.22)     (0.27)     (0.46)
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
 NET ASSET VALUE, END OF PERIOD                                        $9.56      $9.64      $9.70      $9.83      $9.90     $10.23
                                                                   =========  =========  =========  =========  =========  =========
 TOTAL RETURN1                                                          2.76%      0.67%      0.37%      1.56%     (0.63)%     5.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $3,551     $6,473    $10,034    $16,138     $8,947     $3,346
  Ratios to average net assets3:
 Ratio of expenses to average net assets                                1.55%      1.90%      1.99%      2.00%      2.00%      2.05%
  Ratio of net investment income (loss) to average net assets           3.14%      1.72%      0.84%      0.87%      2.54%      3.60%
  Portfolio turnover rate6                                                23%         9%        28%        90%       204%       221%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses3, 4                                              2.26%      2.14%      2.10%      2.04%      2.03%      2.26%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
3   Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


                                                        FINANCIAL HIGHLIGHTS 109

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    100008 10-06
                                                                    106IFR/P1001
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                OCTOBER 1, 2006

                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Corporate Bond Fund

Government Securities Fund

High Income Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Total Return Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                             3
Corporate Bond Fund                              4
Government Securities Fund                       8
High Income Fund                                12
Short Duration Government Bond Fund             16
Short-Term Bond Fund                            20
Total Return Bond Fund                          24
Ultra Short-Term Income Fund                    28
Description of Principal Investment Risks       33


--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                   36
The Investment Adviser                          36
The Sub-Adviser and Portfolio Managers          36
Dormant Investment Advisory Arrangements        38
Dormant Multi-Manager Arrangement               38

--------------------------------------------------------------------------------

YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares       40
How to Buy Shares         42
How to Sell Shares        44
How to Exchange Shares    47
Account Policies          49


--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  51
Taxes                          52
Master/Gateway/SM/ Structure   53
Financial Highlights           54
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Corporate Bond Fund, Government Securities Fund, Short Duration Government Bond Fund, Short-Term Bond Fund and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------

MASTER/GATEWAY STRUCTURE

The Total Return Bond Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
12/12/1985
INSTITUTIONAL CLASS
Ticker: SCBNX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in corporate debt securities;

o up to 35% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.


We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry characteristics and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk

      o Market Risk

      o Regulatory Risk
      o Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund.


[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns for the Institutional Class/1/
                                             as of 12/31 each year
1996        1997       1998        1999       2000       2001       2002        2003       2004       2005
5.53%      11.88%      7.24%       -0.16%     8.40%      7.30%      1.73%      12.01%      6.26%      1.78%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003        5.89%
  Worst Quarter:      Q2    2004       -3.64%


          The Fund's year-to-date performance through June 30, 2006, was
          -1.55%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  1.78%         5.75%         6.13%
  Returns After Taxes on Distributions2                                 0.02%         3.46%         3.53%
  Returns After Taxes on Distributions and Sale of Fund Shares2         1.15%         3.51%         3.60%
 LEHMAN BROTHERS U.S. CREDIT BOND INDEX3                                1.96%         7.11%         6.46%
  (reflects no deduction for expenses or taxes)


1 Institutional Class shares incepted on August 31,1999. Performance shown for the Institutional Class shares of the Corporate Bond Fund prior to April
    11, 2005, reflects the performance of the Institutional Class shares of the Strong Corporate Bond Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.

6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                           0.45%
  Distribution (12b-1) Fees                                  0.00%
  Other Expenses2                                            0.20%
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.65%
  Fee Waivers                                                0.04%
  NET EXPENSES3                                              0.61%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          62
   3 Years     $         204
   5 Years     $         358
  10 Years     $         807


                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA


FUND INCEPTION:
10/29/1986

INSTITUTIONAL CLASS
Ticker: SGVIX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk
      o Leverage Risk
      o Liquidity Risk


      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.


[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns for the Institutional Class/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001        2002       2003       2004       2005
2.82%      9.05%      8.14%       -0.83%     11.82%      9.19%      10.96%      3.32%      3.74%      2.69%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002        5.75%
  Worst Quarter:      Q2    2004       -2.66%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.62%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR     5 YEARS       10 YEARS
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  2.69%      5.93%         6.01%
  Returns After Taxes on Distributions2                                 0.85%      3.67%         3.58%
  Returns After Taxes on Distributions and Sale of Fund Shares2         1.78%      3.73%         3.63%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX3               1.68%      4.82%         5.50%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT BOND INDEX4            2.58%       N/A           N/A
  (reflects no deduction for fees, expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown for the Institutional Class shares prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Government Securities Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Government Securities Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.


10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                           0.41%
  Distribution (12b-1) Fees                                  0.00%
  Other Expenses2                                            0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.60%
  Fee Waivers                                                0.12%
  NET EXPENSES3                                              0.48%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          49
   3 Years     $         180
   5 Years     $         323
  10 Years     $         739


                                                   GOVERNMENT SECURITIES FUND 11

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Thomas M. Price, CFA

FUND INCEPTION:
12/28/1995
INSTITUTIONAL CLASS
Ticker: SHYYX

INVESTMENT OBJECTIVE

The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.


We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk

      o Regulatory Risk

      o Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund.


[GRAPHIC APPEARS HERE]

                             Calendar Year Total Returns for the Institutional Class/1/
                                               as of 12/31 each year
 1996        1997       1998       1999        2000        2001        2002        2003        2004       2005
26.83%      15.96%      3.06%      7.81%       -7.08%      -0.49%      -5.87%     25.24%      10.99%      3.97%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    1996        8.16%
  Worst Quarter:     Q2    2002      - 8.73%


          The Fund's year-to-date performance through June 30, 2006, was 2.91%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  3.97%         6.24%         7.47%
  Returns After Taxes on Distributions2                                 1.38%         2.76%         3.52%
  Returns After Taxes on Distributions and Sale of Fund Shares2         2.53%         3.13%         3.91%
 LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX3                  2.74%         8.85%         6.54%
  (reflects no deduction for expenses or taxes)


1 Institutional Class shares incepted on July 31, 2001. Performance shown for the Institutional Class shares prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong High-Yield Bond Fund, its predecessor fund, and prior to July 31, 2001, reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

14 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                               2.00%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                                           0.55%
  Distribution (12b-1) Fees                                  0.00%
  Other Expenses3                                            0.22%
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.77%
  Fee Waivers                                                0.34%
  NET EXPENSES4                                              0.43%



1 Deducted from the net proceeds if shares redeemed (or exchanged) within one year of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.


2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          44
   3 Years     $         212
   5 Years     $         394
  10 Years     $         922


                                                             HIGH INCOME FUND 15

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
INSTITUTIONAL CLASS
Ticker: WSGIX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

16 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk

      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                          SHORT DURATION GOVERNMENT BOND FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Short Duration Government Bond Fund was organized as the successor fund to the Montgomery Short Duration Government Bond Fund.


[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns for the Institutional Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
5.14%      6.97%      7.38%      2.56%      8.11%      7.81%      6.28%      2.29%      1.45%      1.53%


            BEST AND WORST QUARTER
  Best Quarter:      Q3    2001        3.50%
  Worst Quarter:     Q2    2004      - 1.14%



          The Fund's year-to-date performance through June 30, 2006, was 1.29%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  1.65%         3.86%         4.93%
  Returns After Taxes on Distributions2                                 0.36%         2.27%         2.93%
  Returns After Taxes on Distributions and Sale of Fund Shares2         1.06%         2.33%         2.96%
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT BOND INDEX3                   1.77%         4.15%         5.06%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on April 11, 2005. Performance for the Institutional Class shares prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Fund, and prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Short Duration Government Bond Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 Year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
    2.9 years are included. You cannot invest directly in an index.


18 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                           0.44%
  Distribution (12b-1) Fees                                  0.00%
  Other Expenses2                                            0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.63%
  Fee Waivers                                                0.21%
  NET EXPENSES3                                              0.42%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          43
   3 Years     $         181
   5 Years     $         330
  10 Years     $         766


                                          SHORT DURATION GOVERNMENT BOND FUND 19

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
INSTITUTIONAL CLASS
Ticker: SSHIX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

20 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         SHORT-TERM BOND FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor.


[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns for the Institutional Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.76%      7.16%      4.90%      4.50%      7.68%      4.95%      1.05%      4.22%      2.60%      2.37%

             BEST AND WORST QUARTER
  Best Quarter:       Q1    2001        3.37%
  Worst Quarter:      Q1    2002       -1.92%


          The Fund's year-to-date performance through June 30, 2006, was 1.39%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  2.37%         3.03%         4.60%
  Returns After Taxes on Distributions2                                 0.80%         1.18%         2.25%
  Returns After Taxes on Distributions and Sale of Fund Shares2         0.94%         3.26%         3.71%
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX3            1.77%         4.15%         5.06%
  (reflects no deduction for expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown for the Institutional Class shares prior to April 11, 2005, reflects the performance ofthe Institutional Class shares of the Strong Short-Term Bond Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.


22 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                           0.45%
  Distribution (12b-1) Fees                                  0.00%
  Other Expenses 2                                           0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.64%
  Fee Waivers                                                0.16%
  NET EXPENSES3                                              0.48%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          49
   3 Years     $         189
   5 Years     $         341
  10 Years     $         783


                                                         SHORT-TERM BOND FUND 23

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER TO MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens


FUND INCEPTION:
6/30/1997

INSTITUTIONAL CLASS
Ticker: MBFIX

INVESTMENT OBJECTIVE

The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in bonds;

o   at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

24 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o Issuer Risk
      o Leverage Risk

      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                       TOTAL RETURN BOND FUND 25

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund.


[GRAPHIC APPEARS HERE]

                Calendar Year Total Returns for the Institutional Class/1/
                                  as of 12/31 each year
1998         1999       2000       2001        2002       2003       2004       2005
8.72%       -0.59%     12.06%      8.86%      10.46%      4.65%      4.58%      2.34%

            BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        4.98%
  Worst Quarter:     Q2    2004      - 2.36%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.65%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR        5 YEARS       LIFE OF FUND1
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  2.34%         6.13%            6.68%
  Returns After Taxes on Distributions2                                 0.85%         4.07%            4.18%
  Returns After Taxes on Distributions and Sale of Fund Shares2         1.51%         4.00%            4.16%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX3                             2.43%         5.87%            4.52%
  (reflects no deduction for expenses or taxes)



1 Institutional Class shares incepted on October 31, 2001. Performance shown for the Institutional Class shares prior to June 9, 2003, reflects the performance of the Institutional Class shares of the Montgomery Total Return Bond Fund, and prior to October 31, 2001, reflects the performance of the Class R shares of the Montgomery Total Return Bond Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

26 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                              0.41%
  Distribution (12b-1) Fees                                     0.00%
  Other Expenses2                                               0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES4                         0.58%
  Fee Waivers                                                   0.16%
  NET EXPENSES3                                                 0.42%



1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.
4 Includes net expenses allocated from the Total Return Bond Portfolio. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 0.61% for the Institutional Class shares.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          43
   3 Years     $         170
   5 Years     $         308
  10 Years     $         710


                                                       TOTAL RETURN BOND FUND 27

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
INSTITUTIONAL CLASS
Ticker: SADIX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


28 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                 ULTRA SHORT-TERM INCOME FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund.


[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns for the Institutional Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.68%      6.50%      4.75%      5.26%      7.23%      4.82%      1.22%      2.86%      2.34%      3.97%


             BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.29%
  Worst Quarter:      Q1    2002       - 0.62%



          The Fund's year-to-date performance through June 30, 2006, was 2.43%.



30 ULTRA SHORT-TERM INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR     5 YEARS       10 YEARS
 INSTITUTIONAL CLASS1
  Returns Before Taxes                                                  3.97%      3.03%         4.55%
  Returns After Taxes on Distributions2                                 2.37%      1.32%         2.41%
  Returns After Taxes on Distributions and Sale of Fund Shares2         2.56%      1.55%         2.54%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3                 2.52%      2.87%         4.33%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5          1.77%      4.15%         5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM U.S. GOVERNMENT/CREDIT BOND INDEX6          2.92%        N/A            N/A
  (reflects no deduction for fees, expenses or taxes)



1 Institutional Class shares incepted on August 31, 1999. Performance for the Institutional Class shares prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Ultra Short-Term Income Fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.


5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.


                                                 ULTRA SHORT-TERM INCOME FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                           0.42%
  Distribution (12b-1) Fees                                  0.00%
  Other Expenses2                                            0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.61%
  Fee Waivers                                                0.26%
  NET EXPENSES3                                              0.35%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $          36
   3 Years     $         169
   5 Years     $         314
  10 Years     $         737


32 ULTRA SHORT-TERM INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.



ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 33

FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.


34 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


36 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street,
San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus including the Total Return Bond Portfolio, the master portfolio in which the Total Return Bond Fund invests substantially all of its assets. Accordingly, Wells Capital
Management is responsible for the day-to-day investment management activities of the Funds and master portfolio. Wells Capital
Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund    has managed since 2005. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and
                              Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                              University.
MARIE CHANDOHA                Ms. Chandoha is jointly responsible for managing the Short Duration Government
Short Duration Government     Bond Fund and the Total Return Bond Portfolio, both of which she has managed since
 Bond Fund                    1999. Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio
Total Return Bond Portfolio   manager and serves as co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Division at Montgomery Asset
                              Management since 1999. Education: B.A., Economics, Harvard University.
W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. (SCM) since 1999. He served as a senior vice president of SCM's Institutional
                              Business Group from December 2000 to March 2001, serving as a fixed-income product specialist and from March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of
                              Wooster.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra-Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Corporate Bond Fund, which he has
Corporate Bond Fund           managed since 2005. Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells
                              Capital Management, Mr. Newton served as a high-grade, fixed-income analyst with
                              Strong Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at
                              Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 37

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Portfolio, both of which he has managed since 2003.
 Bond Fund                    Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is
Total Return Bond Portfolio   responsible for identifying value in mortgages. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.
THOMAS M. PRICE, CFA          Mr. Price is responsible for managing the High Income Fund, which he has managed
High Income Fund              since 1998. He is also jointly responsible for managing the Ultra Short-Term Income
Ultra Short-Term Income Fund  Fund, which he has managed since 2002. Mr. Price joined Wells Capital Management in
                              2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining
                              Wells Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM)
                              since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                              Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                              School of Management, Northwestern University.
JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Corporate Bond Fund, which she has
Corporate Bond Fund           managed since 2000, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund          2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                              Management, she was a portfolio manager with Strong Capital Management, Inc.
                              (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.
WILLIAM STEVENS               Mr. Stevens is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund, which he has managed since 1992 and the Total Return Bond Portfolio, which he
 Bond Fund                    has managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief
Total Return Bond Portfolio   fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                              Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                              University; M.B.A., Harvard Business School.

==============================


DORMANT INVESTMENT ADVISORY ARRANGEMENTS

Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund described above, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds


38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


40 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 41

HOW TO BUY SHARES
--------------------------------------------------------------------------------



Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $5 million in a Fund; and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.




INSTITUTIONS PURCHASING                 OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
--------------------------------------  --------------------------------------------  ----------------------------------------------
SHARES DIRECTLY
--------------------------------------
Through Your Investment Representative  Contact your investment representative        Contact your investment representative
--------------------------------------  --------------------------------------------  ----------------------------------------------
By Telephone or Internet                A new account may not be opened by            To buy additional shares or to buy
--------------------------------------  telephone or internet unless the financial    shares in a new Fund:
                                        intermediary has another Wells Fargo          o Call Investor Services at 1-800-222-8222 or
                                        Advantage Fund account. If the institution
                                        does not currently have an account, contact   o Call 1-800-368-7550 for the automated phone
                                        your investment representative.                 system or
                                        --------------------------------------------  o visit our Web site at
                                                                                        www.wellsfargo.com/
                                                                                        advantagefunds
                                                                                      ----------------------------------------------


42 HOW TO BUY SHARES

INSTITUTIONS PURCHASING                 OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
--------------------------------------  --------------------------------------------  ----------------------------------------------
SHARES DIRECTLY
--------------------------------------
By Wire                                                                               To buy additional shares, instruct your bank
--------------------------------------                                                or financial institution to account
                                        o Complete and sign the Institutional         application use the same wire instructions
                                        o Call Investor services at 1-800-222-8222    shown to the left.
                                        for faxing instructions
                                        o Use the following wiring instructions:
                                        State Street Bank & Trust Boston, MA
                                        Bank Routing Number: ABA 011000028
                                        Wire Purchase Account: 9905-437-1
                                        Attention: WELLS FARGO ADVANTAGE FUNDS
                                        (Name of Fund, Account Number)
                                        Account Name: Provide your name as
                                        registered on the Fund account
                                        --------------------------------------------
 In Person                              Investors are welcome to visit the Funds'     See instructions shown to the left.
                                        Investor Center in person to ask questions
                                        or conduct any Fund transaction. The
                                        Investor Center is located at 100 Heritage
                                        Reserve, Menomonee Falls, Wisconsin 53051.
--------------------------------------  --------------------------------------------  ----------------------------------------------



SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 43

HOW TO SELL SHARES
--------------------------------------------------------------------------------


Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.



INSTITUTIONS SELLING SHARES                     TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------        ------------------------------------------------------------------------------------
DIRECTLY
----------------------------------------
Through Your Investment Representative          Contact your investment representative
----------------------------------------        ------------------------------------------------------------------------------------
By Telephone / Electronic Funds Transfer        o To speak with an investor services representative 1-800-222-8222 or use the automated phone system 1-800-368-7550.
----------------------------------------
(ETF)                                           o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day
----------------------------------------        for Wells Fargo Advantage money market funds, and next day for all other WELLS FARGO
                                                ADVANTAGE FUNDS.
                                                o Transfers made to a Wells Fargo Bank Account are made available sooner than transfers to an unaffiliated institution.
                                                o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                                NOTE: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
                                                ------------------------------------------------------------------------------------
By Wire                                         o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------        o Be prepared to provide information on the commercial bank that is a member of the
                                                Federal Reserve wire system.
                                                o Redemption proceeds are usually wired to the financial intermediary the following business day.
                                                ------------------------------------------------------------------------------------
By Internet                                     Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------------------        ------------------------------------------------------------------------------------
In Person                                       Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage
                                                Reserve, Menomonee Falls, Wisconsin 53051.
----------------------------------------        ------------------------------------------------------------------------------------



GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

     o REDEMPTION FEES. Your redemptions are net of any redemption fee.

   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with


44 HOW TO SELL SHARES
     unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


REDEMPTION FEES
For the High Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.


     o shares that were purchased with reinvested distributions;


   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7));


     o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;

     o to effect non-discretionary portfolio rebalancing associated with certain retirement plans;

     o taking out a distribution or loan from a defined contribution plan;

     o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

     o due to participation in the Systematic Withdrawal Plan;


   o Wells Fargo Advantage Fund of Funds transactions and transactions by
     Section 529 college savings plan accounts; and


   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

                                                           HOW TO SELL SHARES 45

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


46 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.

o The High Income Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades,


                                                       HOW TO EXCHANGE SHARES 47
the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


48 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

                                                             ACCOUNT POLICIES 49
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


50 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.


                                                                DISTRIBUTIONS 51

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds has built up, or has the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

52 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Total Return Bond Fund invests. The portfolio's investment objective is provided followed by a description of the portfolio's investment strategies.



MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
TOTAL RETURN BOND PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.



THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.




=============================
WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Total Return Bond
Portfolio in which the Total Return Bond Fund invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The
Sub-Adviser and Portfolio Managers" sub-section.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


CORPORATE BOND FUND

INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                    MAY 31,       MAY 31,       OCT. 31,      OCT. 31,       OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                               2006         20053          2004          2003           2002           2001
 NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.57      $ 10.65        $ 10.41       $  9.53       $  10.79        $ 10.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.53         0.31           0.55          0.57           0.68           0.81
  Net realized and unrealized gain (loss)
   on investments                                     (0.61)       (0.08)          0.24          0.88          (1.25)          0.37
                                                    -------      -------        -------       -------       --------        -------
  Total from investment operations                    (0.08)        0.23           0.79          1.45          (0.57)          1.18
                                                    -------      -------        -------       -------       --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income            (0.53)       (0.31)         (0.55)        (0.57)         (0.69)         (0.81)
  Distributions from net realized gain                 0.00         0.00           0.00          0.00           0.00           0.00
                                                    -------      -------        -------       -------       --------        -------
  Total distributions                                 (0.53)       (0.31)         (0.55)        (0.57)         (0.69)         (0.81)
                                                    -------      -------        -------       -------       --------        -------
 NET ASSET VALUE, END OF PERIOD                     $  9.96      $ 10.57        $ 10.65       $ 10.41        $  9.53        $ 10.79
                                                    =======      =======        =======       =======       ========        =======
 TOTAL RETURN1                                        (0.85)%       2.21%          7.78%        15.51%         (5.35)%        11.62%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $19,323      $74,568        $71,061       $76,644        $43,487        $31,997
  Ratios to average net assets2:
  Ratios of expenses to average net assets             0.61%        0.61%          0.57%         0.59%          0.58%          0.49%
  Ratio of net investment income (loss)
   to average net assets                               5.01%        5.08%          5.23%         5.59%          7.00%          7.42%
  Portfolio turnover rate4                              157%          85%           133%          205%           412%           341%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses2,5     0.65%        0.65%          0.60%         0.60%          0.59%          0.49%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2  Ratios shown for periods of less than one year are annualized.

3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

54 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                    MAY 31,        MAY 31,     OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                               2006          20052        2004        2003         2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.77        $ 10.93     $ 11.05     $  11.36     $  11.26     $ 10.34
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.49           0.23        0.32         0.34         0.48        0.60
  Net realized and unrealized gain (loss)
   on investments                                     (0.53)         0.003        0.21         0.05         0.31        0.93
                                                    -------        -------     -------     --------     --------     -------
  Total from investment operations                    (0.04)          0.23        0.53         0.39         0.79        1.53
                                                    -------        -------     -------     --------     --------     -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income            (0.53)         (0.27)      (0.42)       (0.44)       (0.53)      (0.61)
  Distributions from net realized gain                (0.06)         (0.12)      (0.23)       (0.26)       (0.16)       0.00
                                                    -------        -------     -------     --------     --------     -------
  Total distributions                                 (0.59)         (0.39)      (0.65)       (0.70)       (0.69)      (0.61)
                                                    -------        -------     -------     --------     --------     -------
 NET ASSET VALUE, END OF PERIOD                     $ 10.14        $ 10.77     $ 10.93     $  11.05     $  11.36     $ 11.26
                                                    =======        =======     =======     ========     ========     =======
 TOTAL RETURN1                                        (0.37)%         2.17%       4.92%        3.56%        7.45%      15.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $85,056        $90,647     $84,366     $121,767     $104,607     $76,172
  Ratios to average net assets4:
  Ratios of expenses to average net assets             0.48%          0.53%       0.50%        0.48%        0.45%       0.47%
  Ratio of net investment income (loss) to
   average net assets                                  4.60%          3.87%       3.19%        2.96%        4.50%       5.43%
  Portfolio turnover rate6                              207%           139%        390%         531%         519%        552%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses4,5           0.60%          0.58%       0.53%        0.48%        0.46%       0.47%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

3  Amount calculated is less than $0.005.
4  Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 55

HIGH INCOME FUND

INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 31, 2001

For a share outstanding throughout each period


                                                    MAY 31,      MAY 31,      OCT. 31,      OCT. 31,      OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                               2006         20053         2004          2003          2002         20014
 NET ASSET VALUE, BEGINNING OF PERIOD               $ 7.69       $ 7.88      $  7.53       $  6.35       $  7.75      $  8.56
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.45         0.33         0.58          0.61          0.82         0.26
  Net realized and unrealized gain (loss)
   on investments                                     0.13        (0.19)        0.35          1.17         (1.40)       (0.81)
                                                    ------       ------      -------       -------       -------      -------
  Total from investment operations                    0.58         0.14         0.93          1.78         (0.58)       (0.55)
                                                    ------       ------      -------       -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.58)       (0.33)       (0.58)        (0.60)        (0.82)       (0.26)
  Distributions from net realized gain                0.00         0.00         0.00          0.00          0.00         0.00
                                                    ------       ------      -------       -------       -------      -------
  Total distributions                                (0.58)       (0.33)       (0.58)        (0.60)        (0.82)       (0.26)
                                                    ------       ------      -------       -------       -------      -------
 NET ASSET VALUE, END OF PERIOD                     $ 7.70       $ 7.69      $  7.88       $  7.53       $  6.35      $  7.75
                                                    ======       ======      =======       =======       =======      =======
 TOTAL RETURN1                                        7.96%        1.77%       12.85%        29.11%        (8.38)%      (6.52)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $3,208       $3,108      $24,436       $41,891       $47,281      $13,626
  Ratios to average net assets2:
  Ratios of expenses to average net assets            0.43%        0.42%        0.44%         0.45%         0.46%        0.49%
  Ratio of net investment income (loss) to
   average net assets                                 5.83%        7.20%        7.58%         8.60%        11.03%       12.93%
  Portfolio turnover rate6                              98%          52%         133%          172%          120%         114%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,5          0.77%        0.51%        0.47%2        0.45%         0.46%        0.49%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2  Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

4  For the period from July 31, 2001 (commencement of Class) to October 31,
   2001.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND

INSTITUTIONAL CLASS5 SHARES-COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                                                           MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                                                                      2006            20054
 NET ASSET VALUE, BEGINNING OF PERIOD                                                      $ 10.03         $ 10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                               0.387            0.05
  Net realized and unrealized gain (loss) on investments                                     (0.20)           0.03
                                                                                           -------         -------
  Total from investment operations                                                            0.18            0.08
                                                                                           -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                                   (0.39)8         (0.05)8
  Distributions from net realized gain                                                        0.00            0.00
                                                                                           -------         -------
  Total distributions                                                                        (0.39)          (0.05)
                                                                                           -------         -------
 NET ASSET VALUE, END OF PERIOD                                                            $  9.82          $10.03
                                                                                           =======         =======
 TOTAL RETURN1                                                                                1.85%           0.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                                         $27,172          $   10
  Ratios to average net assets3:
  Ratios of expenses to average net assets                                                    0.42%           0.43%
  Ratio of net investment income (loss) to average net assets                                 3.89%           3.35%
  Portfolio turnover rate6                                                                     316%            272%
  Ratio of expenses to average net assets prior to waived fees and reimbursed expenses2,3     0.63%           0.76%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3  Ratios shown for periods of less than one year are annualized.
4  For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
5  Formerly named the Select Class.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.



                                                         FINANCIAL HIGHLIGHTS 57

SHORT-TERM BOND FUND

INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                 MAY 31,       MAY 31,       OCT. 31,      OCT. 31,       OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                            2006          20052         2004          2003           2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD            $  8.63       $  8.78       $  8.82       $  8.79        $  9.40       $  9.35
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.39          0.20          0.31          0.34           0.48          0.64
  Net realized and unrealized gain (loss)
   on investments                                  (0.14)        (0.14)        (0.01)         0.08          (0.59)         0.05
                                                 -------       -------       -------       -------        -------       -------
  Total from investment operations                  0.25          0.06          0.30          0.42          (0.11)         0.69
                                                 -------       -------       -------       -------        -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net investment Income         (0.40)        (0.21)        (0.34)        (0.39)         (0.50)        (0.64)
  Distributions from net realized gain              0.00          0.00          0.00          0.00           0.00          0.00
                                                 -------       -------       -------       -------        -------       -------
  Total distributions                              (0.40)        (0.21)        (0.34)        (0.39)         (0.50)        (0.64)
                                                 -------       -------       -------       -------        -------       -------
 NET ASSET VALUE, END OF PERIOD                  $  8.48       $  8.63       $  8.78       $  8.82        $  8.79       $  9.40
                                                 =======       =======       =======       =======        =======       =======
 TOTAL RETURN1                                      2.98%         0.76%         3.50%         4.84%         (1.14)%        7.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $66,350       $51,426       $49,940       $67,391        $55,474       $71,474
  Ratios to average net assets3:
  Ratios of expenses to average net assets          0.48%         0.53%         0.51%         0.51%          0.48%         0.44%
  Ratio of net investment income (loss) to
   average net assets                               4.54%         4.07%         3.56%         3.78%          5.35%         6.57%
  Portfolio turnover rate5                            28%           14%           37%           97%           154%          129%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses3,4        0.64%         0.60%         0.54%         0.51%          0.48%         0.44%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

3  Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND

INSTITUTIONAL CLASS1 SHARES-COMMENCED ON OCTOBER 31, 2001

For a share outstanding throughout each period


                                                     MAY 31,       MAY 31,      MAY 31,      JUNE 30,     JUNE 30,
 FOR THE PERIOD ENDED:                                2006          2005         20042        2003         20027
 NET ASSET VALUE, BEGINNING OF PERIOD               $  12.40      $  12.11      $ 12.58      $ 11.97       $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.54          0.48         0.39         0.73         0.47
  Net realized and unrealized gain (loss)
   on investments                                      (0.59)         0.33        (0.35)        0.66        (0.25)
                                                    --------      --------      -------      -------       ------
  Total from investment operations                     (0.05)         0.81         0.04         1.39         0.22
                                                    --------      --------      -------      -------       ------
 LESS DISTRIBUTIONS:
  Distributions from net investment income             (0.54)        (0.49)       (0.39)       (0.70)       (0.48)
  Distributions from net realized gain                  0.00         (0.03)       (0.12)       (0.08)       (0.22)
                                                    --------      --------      -------      -------       ------
  Total distributions                                  (0.54)        (0.52)       (0.51)       (0.78)       (0.70)
                                                    --------      --------      -------      -------       ------
 NET ASSET VALUE, END OF PERIOD                     $  11.81       $ 12.40      $ 12.11      $ 12.58       $11.97
                                                    ========      ========      =======      =======       ======
 TOTAL RETURN3                                         (0.42)%        6.74%        0.38%       11.05%        1.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $341,620       $248,414     $50,699      $51,022       $  202
  Ratios to average net assets6:
  Ratios of expenses to average net assets              0.42%9         0.42%       0.42%        0.42%5       0.47%
  Ratio of net investment income (loss) to
   average net assets                                   4.43%          3.87%       3.49%        4.66%        5.99%
  Portfolio turnover rate8                               704%10         767%        918%         544%         193%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses4,6            0.58%9         0.68%       0.74%        0.99%        1.71%


1 Formerly named the Select Class.

2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.

3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5  Includes interest expense.
6  Ratios shown for periods of less than one year are annualized.
7  For the period from July 1, 2001 (commencement of Class) to June 30, 2002.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

9 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
10 Excluding the TBA, the portfolio turnover ratio is 431%.


                                                         FINANCIAL HIGHLIGHTS 59

ULTRA SHORT-TERM INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                    MAY 31,       MAY 31,      OCT. 31,     OCT. 31,      OCT. 31,        OCT, 31,
 FOR THE PERIOD ENDED:                               2006          20053        2004          2003          2002           2001
 NET ASSET VALUE, BEGINNING OF PERIOD               $ 9.17        $  9.21      $  9.33      $  9.41       $   9.82        $  9.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.43           0.19         0.24         0.29           0.36           0.62
  Net realized and unrealized gain (loss)
   on investments                                    (0.02)         (0.02)       (0.04)        0.01          (0.29)         (0.04)
                                                    ------        -------      -------      -------       --------        -------
  Total from investment operations                     0.41          0.17         0.20         0.30           0.07           0.58
                                                    ------        -------      -------      -------       --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income            (0.46)        (0.21)       (0.32)       (0.38)         (0.48)         (0.63)
  Distributions from net realized gain                 0.00          0.00         0.00         0.00           0.00           0.00
                                                    ------        -------      -------      -------       --------        -------
  Total distributions                                 (0.46)        (0.21)       (0.32)       (0.38)         (0.48)         (0.63)
                                                    ------        -------      -------      -------       --------        -------
 NET ASSET VALUE, END OF PERIOD                     $  9.12       $  9.17      $  9.21     $   9.33       $   9.41       $   9.82
                                                    ======        =======      =======      =======       ========        =======
 TOTAL RETURN1                                         4.53%         1.90%        2.19%        3.26%          0.71%          6.03%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $48,259       $56,560      $59,624     $213,690       $302,379       $783,961
  Ratios to average net assets:2
  Ratios of expenses to average net assets             0.35%         0.42%        0.38%        0.37%          0.35%          0.36%
  Ratio of net investment income (loss) to
   average net assets                                  4.65%         3.60%        2.99%        3.16%          4.36%          6.09%
  Portfolio turnover rate5                               26%           17%          26%          94%            50%            70%
  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses2,4              0.61%         0.51%        0.41%        0.37%          0.36%          0.36%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2  Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

60 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    100011 10-06
                                                                   106IFIT/P1004
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                OCTOBER 1, 2006


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Diversified Bond Fund

Government Securities Fund

Inflation-Protected Bond Fund

Intermediate Government Income Fund

Short Duration Government Bond Fund

Stable Income Fund

Total Return Bond Fund

Ultra Short-Term Income Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES




Key Fund Information                                3
Diversified Bond Fund                               4
Government Securities Fund                          8
Inflation-Protected Bond Fund                      12
Intermediate Government Income Fund                16
Short Duration Government Bond Fund                20
Stable Income Fund                                 24
Total Return Bond Fund                             29
Ultra Short-Term Income Fund                       33
Description of Principal Investment Risks          38





--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



About Wells Fargo Funds Trust                      41
The Investment Adviser and Portfolio Managers      41
The Sub-Advisers and Portfolio Managers            42
Dormant Investment Advisory Arrangements           44
Dormant Multi-Manager Arrangement                  44




--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES




Pricing Fund Shares       46
How to Buy Shares         48
How to Sell Shares        50
How to Exchange Shares    52
Account Policies          54





--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                  56
Taxes                          57
Master/Gateway/SM/ Structure   58
Financial Highlights           61
For More Information
Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.



In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Diversified Bond Fund, Government Securities Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but the shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------

MASTER/GATEWAY STRUCTURE

The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Wells Fargo Funds Management, LLC




PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVMFX

INVESTMENT OBJECTIVE

The Diversified Bond Fund seeks total return, consisting of current income and capital appreciation, by diversifying its investments among different fixed income investment styles.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in debt securities, which include U.S. Government obligations, corporate debt securities, mortgage- or asset-backed securities and U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that uses a "multi-style" fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different fixed income investment styles of three master portfolios-Managed Fixed Income Portfolio, Total Return Bond Portfolio and Inflation-Protected Bond Portfolio. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. More information about the investment strategies of these master portfolios is located under "Master/Gateway Structure".


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark, in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 DIVERSIFIED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o Inflation-Protected Debt Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolios. Please see "Master/GatewayStructure" for more information on these master portfolios.




 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISERS TO THE MASTER PORTFOLIOS
 DIVERSIFIED BOND STYLE
   Managed Fixed Income                  70%       Galliard Capital Management, Inc.
  Portfolio
   Total Return Bond                     20%       Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                   10%       Wells Capital Management Incorporated
                                     ------
  Bond Portfolio
 TOTAL FUND ASSETS                      100%




                                                         DIVERSIFIED BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






           Calendar Year Total Returns for the Administrator Class/1/
                              as of 12/31 each year
1996    1997     1998    1999     2000     2001    2002    2003    2004    2005
3.44%   10.23%   9.10%   -1.19%   13.23%   5.10%   6.13%   3.93%   3.13%   2.41%




           BEST AND WORST QUARTER
  Best Quarter:      Q3    1998       5.30%
  Worst Quarter      Q2    2004      -2.23%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.86%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                        1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                                2.41%        4.13%          5.47%
  Returns After Taxes on Distributions2                               0.84%        2.41%          3.26%
  Returns After Taxes on Distributions and Sale of Fund Shares2       1.72%        2.51%          3.33%
 LEHMAN BROTHERS U.S.                                                 2.43%        5.87%          6.16%
  AGGREGATE BOND INDEX3
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class shares of the Diversified Bond Fund were named the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.


 6 DIVERSIFIED BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge                                       None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                     None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.68%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         0.29%
  TOTAL ANNUAL FUND OPERATING EXPENSES4                   0.97%
  Fee Waivers                                             0.27%
  NET EXPENSES3                                           0.70%



1 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.


2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests. If the gross expense ratio of the master portfolio(s) in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.16% for the Administrator Class shares.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year              $    72
   3 Years             $   282
   5 Years             $   510
  10 Years             $ 1,165



                                                         DIVERSIFIED BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA



FUND INCEPTION:
10/29/1986
ADMINISTRATOR CLASS
Ticker: WGSDX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk
      o Leverage Risk
      o Liquidity Risk


      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.



[GRAPHIC APPEARS HERE]




           Calendar Year Total Returns for the Administrator Class/1/
                             as of 12/31 each year
1996    1997    1998    1999    2000     2001    2002     2003    2004    2005
2.82%   9.05%   8.14%   -.92%   11.53%   8.92%   10.67%   3.07%   3.53%   2.55%





           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.68%
  Worst Quarter:      Q2    2004      -2.71%



          The Fund's year-to-date performance through June 30, 2006, was -0.73%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                        1 YEAR      5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                                 2.55%        5.69%          5.86%
  Returns After Taxes on Distributions2                                0.78%        3.46%          3.43%
  Returns After Taxes on Distributions and Sale of Fund Shares2        1.69%        3.54%          3.50%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX3              1.68%        4.82%          5.50%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT BOND INDEX4           2.58%         N/A            N/A
  (reflects no deduction for fees, expenses or taxes)



1 Administrator Class shares incepted on April 11, 2005. Performance shown for the Administrator Class shares prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Government Securities Fund adjusted to reflect the expenses of the Administrator Class shares, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Government Securities Fund.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.


4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.



 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                            None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                             0.41%
  Distribution (12b-1) Fees                                    0.00%
  Other Expenses2                                              0.47%
  TOTAL ANNUAL FUND OPERATING EXPENSES                         0.88%
  Fee Waivers                                                  0.18%
  NET EXPENSES3                                                0.70%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.


2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    72
   3 Years              $   263
   5 Years              $   470
  10 Years              $ 1,068



                                                   GOVERNMENT SECURITIES FUND 11

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER TO MASTER PORTFOLIO

Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA


FUND INCEPTION:
2/28/2003
ADMINISTRATOR CLASS
Ticker: IPBIX

INVESTMENT OBJECTIVE

The Inflation-Protected Bond Fund seeks total return, consisting of income and capital appreciation, while providing protection against inflation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and

o up to 20% of the Fund's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      o Active Trading Risk

      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Inflation-Protected Debt Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                INFLATION-PROTECTED BOND FUND 13

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






Calendar Year Total Returns for the Administrator Class/1/ as of 12/31 each year
2004    2005
7.58%   2.30%




           BEST AND WORST QUARTER
  Best Quarter:       Q1    2004       4.77%
  Worst Quarter:      Q2    2004      -3.26%


          The Fund's year-to-date performance through June 30, 2006, was -1.93%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                   1 YEAR        LIFE OF FUND1
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                           2.30%             4.70%
  Returns After Taxes on Distributions2                          0.05%             2.92%
  Returns After Taxes on Distributions and Sale of Fund Shares2  1.57%             3.00%
 LEHMAN BROTHERS U.S. TIPS INDEX3                                2.84%             5.27%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on February 28, 2003. Prior to April 11, 2005, the Administrator Class shares of the Fund were named the Institutional Class shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.


2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities) Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.


 14 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge                                                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                                 0.45%
  Distribution (12b-1) Fees                                        0.00%
  Other Expenses2                                                  0.59%
  TOTAL ANNUAL FUND OPERATING EXPENSES4                            1.04%
  Fee Waivers                                                      0.44%
  NET EXPENSES3                                                    0.60%



1 The management fees reflect the fees charged by Funds Management for providing investment advisory services to the Inflation-Protected Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets:
   0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.


2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.



3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.05% for the Administrator Class shares.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    61
   3 Years              $   287
   5 Years              $   531
  10 Years              $ 1,231



                                                INFLATION-PROTECTED BOND FUND 15

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER
William Stevens


FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVGIX

INVESTMENT OBJECTIVE
The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in fixed and variable rate U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.


We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk

      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                          INTERMEDIATE GOVERNMENT INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






           Calendar Year Total Returns for the Administrator Class/1/
                             as of 12/31 each year
1996    1997    1998    1999     2000     2001    2002    2003    2004    2005
3.13%   8.82%   9.55%   -2.21%   11.43%   6.89%   9.90%   1.88%   2.06%   1.46%




           BEST AND WORST QUARTER
  Best Quarter:       Q3    1998       6.00%
  Worst Quarter:      Q2    2004      -2.45%


          The Fund's year-to-date performance through June 30, 2006, was 0.07%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                        1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                                  1.46%       4.38%          5.20%
  Returns After Taxes on Distributions2                                -0.02%       2.46%          2.88%
  Returns After Taxes on Distributions and Sale of Fund Shares2         0.94%       2.59%          2.99%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX3               1.68%       4.82%          5.50%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class shares were named the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.


 18 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge (load) imposed on purchases               None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                           None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                             0.44%
  Distribution (12b-1) Fees                                    0.00%
  Other Expenses2                                              0.46%
  TOTAL ANNUAL FUND                                            0.90%
  OPERATING EXPENSES
  Fee Waivers                                                  0.20%
  NET EXPENSES3                                                0.70%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.


2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    72
   3 Years              $   267
   5 Years              $   479
  10 Years              $ 1,089



                                          INTERMEDIATE GOVERNMENT INCOME FUND 19

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens



FUND INCEPTION:
12/18/1992
ADMINISTRATOR CLASS
Ticker: MNSGX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.


We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk

      o Leverage Risk
      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                          SHORT DURATION GOVERNMENT BOND FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Short Duration Government Bond Fund was organized as the successor fund to the Montgomery Short Duration Government Bond Fund.



[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
5.14%   6.97%   7.38%   2.56%   8.11%   7.81%   6.28%   2.29%   1.45%   1.53%




           BEST AND WORST QUARTER
  Best Quarter:       Q3    2001       3.50%
  Worst Quarter:      Q2    2004      -1.14%


          The Fund's year-to-date performance through June 30, 2006, was 1.09%.





 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                    1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                            1.53%        3.84%          4.92%
  Returns After Taxes on Distributions2                           0.29%        2.25%          2.93%
  Returns After Taxes on Distributions and Sale of Fund Shares2   0.99%        2.32%          2.96%
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT BOND INDEX3             1.77%        4.15%          5.06%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on December 18, 1992. Performance for the Administrator Class shares prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Short Duration Government Bond Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 Year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.



 22 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                                   0.44%
  Distribution (12b-1) Fees                                          0.00%
  Other Expenses2                                                    0.46%
  TOTAL ANNUAL FUND                                                  0.90%
  OPERATING EXPENSES
  Fee Waivers                                                        0.30%
  NET EXPENSES3                                                      0.60%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year               $    61
   3 Years              $   257
   5 Years              $   469
  10 Years              $ 1,080



                                          SHORT DURATION GOVERNMENT BOND FUND 23

STABLE INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Galliard Capital Management, Inc.


PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA


FUND INCEPTION:
11/11/1994
ADMINISTRATOR CLASS
Ticker: NVSIX

INVESTMENT OBJECTIVE

The Stable Income Fund seeks current income consistent with capital preservation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in income-producing debt securities;
   and


o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.


We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 24 STABLE INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                           STABLE INCOME FUND 25

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]






          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
5.46%   6.46%   5.77%   3.57%   6.99%   5.88%   3.24%   1.68%   1.25%   2.49%




            BEST AND WORST QUARTER
  Best Quarter:        Q1    2001        2.38%
  Worst Quarter:       Q2    2004       -0.38%


          The Fund's year-to-date performance through June 30, 2006, was 1.45%.




 26 STABLE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                                  1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                                          2.49%        2.89%          4.26%
  Returns After Taxes on Distributions2                                         1.37%        1.81%          2.56%
  Returns After Taxes on Distributions and Sale of Fund Shares2                 1.61%        1.82%          2.57%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3                         2.52%        2.87%          4.33%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5                  1.77%        4.15%          5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS SHORT-TERM U.S.GOVERNMENT/CREDIT BOND INDEX6,7     2.63%         N/A            N/A
  (reflects no deduction for fees, expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994. Prior to April 11, 2005, the Administrator Class shares were named the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.



3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.



4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.

6 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

7 The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance.



                                                           STABLE INCOME FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                     None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                 None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                                  0.45%
  Distribution (12b-1) Fees                                         0.00%
  Other Expenses2                                                   0.43%
  TOTAL ANNUAL FUND OPERATING EXPENSES4                             0.88%
  Fee Waivers                                                       0.23%
  NET EXPENSES3                                                     0.65%



1 The management fees paid by the Fund reflect the fees charged by Funds Managment for providing investment advisory services to the Stable Income Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.


2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 0.91% for the Administrator Class shares.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year              $   66
   3 Years             $  258
   5 Years             $  465
  10 Years             $1,063



 28 STABLE INCOME FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC




SUB-ADVISER TO MASTER PORTFOLIO

Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens



FUND INCEPTION:
6/30/1997

ADMINISTRATOR CLASS
Ticker: MNTRX


INVESTMENT OBJECTIVE

The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in bonds;


o  at least 80% of the Fund's total assets in investment-grade debt securities;


o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and


o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.


We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                       TOTAL RETURN BOND FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o Issuer Risk
      o Leverage Risk

      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 30 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund.



[GRAPHIC APPEARS HERE]




    Calendar Year Total Returns for the Administrator Class/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002     2003    2004    2005
8.72%   -0.59%   12.06%   8.70%   10.20%   4.64%   4.28%   2.13%





           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       4.91%
  Worst Quarter:      Q2    2004      -2.35%



          The Fund's year-to-date performance through June 30, 2006, was -0.79%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                    1 YEAR       5 YEARS       LIFE OF FUND1
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                            2.13%        5.95%             6.57%
  Returns After Taxes on Distributions2                           0.75%        3.97%             4.12%
  Returns After Taxes on Distributions and Sale of Fund Shares2   1.38%        3.89%             4.10%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX3                       2.43%        5.87%             6.16%
  (reflects no deduction for expenses or taxes)



1 Administrator Class shares incepted on June 30, 1997. Performance shown for the Administrator Class shares prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Total Return Bond Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.


                                                       TOTAL RETURN BOND FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                         None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                                      0.41%
  Distribution (12b-1) Fees                                             0.00%
  Other Expenses2                                                       0.44%
  TOTAL ANNUAL FUND OPERATING EXPENSES4                                 0.85%
  Fee Waivers                                                           0.15%
  NET EXPENSES3                                                         0.70%



1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.



4 Includes net expenses allocated from the Total Return Bond Portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 0.88% for the Administrator Class shares.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year              $    72
   3 Years             $   256
   5 Years             $   457
  10 Years             $ 1,035



 32 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA



FUND INCEPTION:
11/25/1988
ADMINISTRATOR CLASS
Ticker: WUSDX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in income-producing debt securities;


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



                                                 ULTRA SHORT-TERM INCOME FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 34 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund.



[GRAPHIC APPEARS HERE]


          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
6.68%   6.50%   4.75%   5.17%   6.97%   4.56%   0.97%   2.61%   2.11%   3.30%





            BEST AND WORST QUARTER
  Best Quarter:        Q1    2001        2.23%
  Worst Quarter:       Q1    2002       -0.68%



          The Fund's year-to-date performance through June 30, 2006, was 2.30%.




                                                 ULTRA SHORT-TERM INCOME FUND 35

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                               1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                                                       3.30%        2.71%          4.34%
  Returns After Taxes on Distributions2                                      1.80%        1.02%          2.22%
  Returns After Taxes on Distributions and Sale of Fund Shares2              2.13%        1.29%          2.38%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3                      2.52%        2.87%          4.33%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5               1.77%        4.15%          5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM U.S. GOVERNMENT/CREDIT BOND INDEX6               2.92%         N/A            N/A
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



1 Administrator Class shares incepted on April 11, 2005. Performance shown for the Administrator Class shares prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Ultra Short-Term Income Fund adjusted to reflect the Administrator Class shares, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.



5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.



 36 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                        None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                                     0.42%
  Distribution (12b-1) Fees                                            0.00%
  Other Expenses2                                                      0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.88%
  Fee Waivers                                                          0.28%
  NET EXPENSES3                                                        0.60%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year              $    61
   3 Years             $   253
   5 Years             $   460
  10 Years             $ 1,059



                                                 ULTRA SHORT-TERM INCOME FUND 37

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK             effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 39

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.



 40 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.



The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.



                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

The following portfolio managers are responsible for determining the asset allocation of the Diversified Bond Fund's investments in various master portfolios.




THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Diversified Bond Fund, which he has
Diversified Bond Fund    managed since 2005. Mr. Biwer joined Funds Management in 2005 as a Portfolio
                         Manager and a member of the asset allocation team, and participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as Investment Manager and Portfolio
                         Strategist for the Strong Advisor service since 1999. Mr. Biwer earned his B.S. and M.B.A.
                         degrees from the University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Diversified Bond Fund, which he has
Diversified Bond Fund    managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                         Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                         Funds Management, Mr. Chan served as a director in the Investments Department at
                         mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                         of California at Los Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Diversified Bond Fund, which he has
Diversified Bond Fund    managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                         Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.


THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds, except for the Diversified Bond Fund. Each sub-adviser is compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.





=============================
GALLIARD CAPITAL MANAGEMENT,  (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite
INC.
2060, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund and the Stable Income Portfolio in which the Fund invests. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income
Portfolio. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.
Galliard is compensated for its services by Funds Management from the fees Funds
Management receives for its services as adviser to the Stable Income Portfolio

RICHARD MERRIAM, CFA          Mr. Merriam is jointly responsible for managing the Stable Income Fund and Stable
Stable Income Fund            Income Portfolio, which he has managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy. Education: B.A., Economics and English, University of
                              Michigan; M.B.A., University of Minnesota.
AJAY MIRZA, CFA               Mr. Mirza is jointly responsible for managing the Stable Income Fund and Stable
Stable Income Fund            Income Portfolio, which he has managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E., Instrumentation, Birla Institute of Technology
                              (India), M.A., Economics, Tulane University; M.B.A., University of Minnesota.




 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT      (Wells Capital Management), an affiliate of Funds Management, located at 525 Market
INCORPORATED
Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this.
Prospectus except for the Diversified Bond Fund, Inflation-Protected Bond Fund, Stable.
Income Fund and Total Return Bond Fund. Wells Capital Management is also the.
sub-adviser for the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio.
in which the Inflation-Protected Bond Fund and Total Return Bond Fund respectively.
invest substantially all of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds and master portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund and the
Government Securities Fund    Inflation-Protected Bond Portfolio, both of which he has managed since 2005. Mr. Bray
Inflation-Protected Bond      joined Wells Capital Management in 2005 as a portfolio manager on the Customized
 Portfolio                     Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward
                              Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at
                              State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of
                              Connecticut, Storrs; M.B.A., Pennsylvania State University.
MARIE CHANDOHA                Ms. Chandoha is jointly responsible for managing the Short Duration Government
Short Duration Government     Bond Fund and the Total Return Bond Portfolio, both of which she has managed since
 Bond Fund                    1999. Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio
Total Return Bond Portfolio   manager and serves as co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Division at Montgomery Asset
                              Management since 1999. Education: B.A., Economics, Harvard University.
W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. (SCM) since 1999. He served as a senior vice president of SCM's Institutional
                              Business Group from December 2000 to March 2001, serving as a fixed-income product specialist and from March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of
                              Wooster.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund and
Government Securities Fund    the Ultra-Short-Term Income Fund, both of which he has managed since 2004. He is
Inflation-Protected Bond      also jointly responsible for managing the Inflation-Protected Bond Portfolio, which he
 Portfolio                    has managed since 2005. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra-Short Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Portfolio, both of which he has managed since 2003.
 Bond Fund                    Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is
Total Return Bond Portfolio   responsible for identifying value in mortgages. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.
THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the Ultra Short-Term Income Fund, which
Ultra Short-Term Income Fund  he has managed since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells
                              Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since
                              1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                              Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                              School of Management, Northwestern University.
WILLIAM STEVENS               Mr. Stevens is responsible for managing the Intermediate Government Income Fund,
Intermediate Government       which he has managed since 2005. He is also jointly responsible for managing the
 Income Fund                  Short Duration Government Bond Fund, which he has managed since 1992 and the
Short Duration Government     Total Return Bond Portfolio, which he has managed since 1997. Mr. Stevens joined
 Bond Fund                    Wells Capital Management in 2003 as chief fixed income officer and senior managing
Total Return Bond Portfolio   director. He currently serves as senior portfolio manager and co-head of the
                              Montgomery Fixed Income Investment Strategies Team. Prior to joining Wells Capital
                              Management, Mr. Stevens was president and chief investment officer of Montgomery
                              Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of Montgomery's Fixed Income Division since 1992.
                              Education: B.A., Economics, Wesleyan University; M.B.A., Harvard Business School.

==============================



DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds described above, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The Stable Income Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway Fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.



DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra Short-Term Income Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment



 44 ORGANIZATION AND MANAGEMENT OF THE FUNDS decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or
(3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.



With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.



We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.



In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.



 46 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.



                                                          PRICING FUND SHARES 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------



Administrator Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:


o  Employee benefit plan programs that have at least $10 million in plan assets;



o Broker-dealer managed account or wrap programs that charge an asset-based fee;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);



o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o  Institutions who invest a minimum initial amount of $1 million in a Fund; and



o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.





 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
 SHARES DIRECTLY
---------------------------  -------------------------------------------- ------------------------------------
 Through Your Investment     Contact your investment representative       Contact your investment
 Representative                                                           representative
---------------------------  -------------------------------------------- ------------------------------------
 By Telephone or Internet    A new account may not be opened by           To buy additional shares or to buy
---------------------------  telephone or internet unless the financial   shares in a new Fund:
                             intermediary has another Wells Fargo         o Call Investor Services at 1-800-
                             Advantage Fund account. If the institution     222-8222 or
                             does not currently have an account, contact  o Call 1-800-368-7550 for the
                             your investment representative.                automated phone system or
                             -------------------------------------------- o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                          ------------------------------------



 48 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------   ----------------------------------------------- --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
------------                                                                 your bank or financial institution to
                             o Complete and sign the Administrator           use the same wire instructions
                               account application                           shown to the left.
                                                                             --------------------------------------
                             o Call Investor services at 1-800-222-8222
                               for faxing instructions


                             o Use the following wiring instructions:
                               State Street Bank & Trust
                               Boston, MA
                               Bank Routing Number: ABA 011000028
                               Wire Purchase Account: 9905-437-1
                               Attention: WELLS FARGO ADVANTAGE FUNDS
                               (Name of Fund, Account Number )
                               Account Name: Provide your
                               name as registered on the
                               Fund account
                             -----------------------------------------------
 In Person                   Investors are welcome to visit the Funds'       See instructions shown to the left.
                             Investor Center in person to ask questions or
                             conduct any Fund transaction. The Investor
                             Center is located at 100 Heritage Reserve,
                             Menomonee Falls, Wisconsin 53051.
------------                 ----------------------------------------------- --------------------------------------



SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.



                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------


Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.



 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
                              ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
 Representative
----------------------------- ---------------------------------------------------------------------

 By Telephone /               o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer      8222 or use the automated phone system 1-800-368-7550.
(ETF)                         o Redemptions processed by EFT to a linked Wells Fargo Bank
-----------------------------   account occur same day for Wells Fargo Advantage money
                                market funds, and next day for all other WELLS FARGO ADVANTAGE
                                FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                                available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                NOTE: Telephone transactions such as redemption requests
                                made over the phone generally require only one of the
                                account owners to call unless you have instructed us
                                otherwise.
----------------------------- ---------------------------------------------------------------------
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------- o Be prepared to provide information on the commerical bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
----------------------------- --------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                              Center is located at 100 Heritage Reserve, Menomonee Falls,
                              Wisconsin 53051.

----------------------------- ---------------------------------------------------------------------



GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers.



 50 HOW TO SELL SHARES

     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



                                                           HOW TO SELL SHARES 51

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.



o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.



o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.



The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.



 52 HOW TO EXCHANGE SHARES

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.



                                                       HOW TO EXCHANGE SHARES 53

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.



o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.



STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.



TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 54 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 55

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



 56 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 57

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

Some of the Funds described in this Prospectus are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS

The following table lists master portfolios in which certain Funds invest. Each portfolio's investment objective is provided, followed by a brief description of the portfolio's investment strategies.





 MASTER PORTFOLIO            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                   capital appreciation, while providing protection against inflation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                             Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.


 58 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 MANAGED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO                  investing in investment grade intermediate term securities.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                            We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                            We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between two to six years.
                            While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                            in securities of supranational organizations; and in municipal securities.
 STABLE INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                            denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                            grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                            Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                            We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 59

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS

The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.




=============================
GALLIARD is the investment
sub-adviser for the Stable
Income Portfolio in which the
Stable Income Fund invests
substantially all of its
assets. For additional
information regarding
Galliard, see "The
Sub-Advisers and Portfolio
Managers"
sub-section.




=============================
WELLS CAPITAL MANAGEMENT is
the investment sub-adviser for
the Inflation-Protected Bond
Portfolio and Total Return
Bond Portfolio in which the
Inflation-Protected Bond Fund
and the Total Return Bond Fund
each respectfully invest
substantially all of its
assets. For additional
information regarding Wells
Capital Management, see "The
Sub-Advisers and
Portfolio Managers"
sub-section.






 60 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.



                                                         FINANCIAL HIGHLIGHTS 61

DIVERSIFIED BOND FUND
ADMINISTRATOR CLASS1 SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,       MAY 31,       MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                 2006          2005          2004          2003          2002

NET ASSET VALUE, BEGINNING OF PERIOD                $    25.82    $    25.58    $    26.57    $    25.63    $    25.68
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                             1.08          0.92          0.96          1.06          1.21
 Net realized and unrealized gain (loss)
  on investments                                         (1.21)         0.39         (0.93)         0.97          0.16
                                                    ----------    ----------    ----------    ----------    ----------
 Total from investment operations                        (0.13)         1.31          0.03          2.03          1.37
                                                    ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                (1.08)        (0.92)        (0.98)        (1.05)        (1.20)
 Distributions from net realized gain                    (0.21)        (0.15)        (0.04)        (0.04)        (0.22)
                                                    ----------    ----------    ----------    ----------    ----------
 Total distributions                                     (1.29)        (1.07)        (1.02)        (1.09)        (1.42)
                                                    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                      $    24.40    $    25.82    $    25.58    $    26.57    $    25.63
                                                    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN2                                            (0.53%)        5.24%         0.09%         8.11%         5.44%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                   $   98,574    $  133,277    $  191,875    $  372,822    $  336,184
 Ratios to average net assets:
 Ratio of expenses to average net assets3                 0.70%         0.70%         0.70%         0.70%         0.70%
 Ratio of net investment income (loss) to
  average net assets                                      4.24%         3.53%         3.65%         4.08%         4.74%
 Portfolio turnover rate4,6                               163%8           56%          115%           67%           93%
 Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses3,5               0.97%       0.91%7          0.86%         0.89%         0.87%


1  Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Gross expense ratios excluding waivers allocated from the master portfolio(s) in which the Fund invests is 1.04%

8  Excluding TBA, the portfolio turnover ratio is 109%


 62 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

ADMINISTRATOR CLASS SHARES-COMMENCED APRIL 11, 2005

For a share outstanding throughout each period


                                                                  MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                             2006          20052
 NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.77    $    10.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        0.48          0.05
  Net realized and unrealized gain (loss) on investments             (0.53)         0.17
                                                                ----------    ----------
  Total from investment operations                                   (0.05)         0.22
                                                                ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                           (0.51)        (0.06)
  Distributions from net realized gain                               (0.06)         0.00
                                                                ----------    ----------
  Total distributions                                                (0.57)        (0.06)
                                                                ----------    ----------
 NET ASSET VALUE, END OF PERIOD                                 $    10.15    $    10.77
                                                                ==========    ==========
 TOTAL RETURN1                                                       (0.49)         2.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $  102,434    $       60

  Ratios to average net assets3:
  Ratios of expenses to average net assets                            0.70%         0.67%
  Ratio of net investment income (loss) to average net assets         4.50%         3.54%
  Portfolio turnover rate4                                             207%          139%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses3,5                    0.88%         0.83%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
3  Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 63

INFLATION-PROTECTED BOND FUND

ADMINISTRATOR CLASS1 SHARES-COMMENCED ON FEBRUARY 28, 2003

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,       MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                 2006          2005          2004          20035

 NET ASSET VALUE, BEGINNING OF PERIOD               $    10.43    $    10.03    $    10.13    $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.447          0.39          0.30          0.16

  Net realized and unrealized gain (loss)
   on investments                                        (0.63)         0.43         (0.12)         0.13
                                                    ----------    ----------    ----------    ----------
  Total from investment operations                       (0.19)         0.82          0.18          0.29
                                                    ----------    ----------    ----------    ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.48)        (0.36)        (0.25)        (0.16)
  Distributions from net realized gain                   (0.18)        (0.06)        (0.03)         0.00
                                                    ----------    ----------    ----------    ----------

  Total distributions                                    (0.66)        (0.42)        (0.28)        (0.16)
                                                    ----------    ----------    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $     9.58    $    10.43    $    10.03    $    10.13
                                                    ==========    ==========    ==========    ==========

 TOTAL RETURN2                                           (1.88)%        8.30%         1.91%         2.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $   63,869    $   53,237    $   26,780    $    7,188

  Ratios to average net assets3:
  Ratio of expenses to average net assets                 0.60%8        0.60%         0.65%         0.65%
  Ratio of net investment income (loss) to
   average net assets                                     4.37%         4.11%         3.40%         7.70%
  Portfolio turnover rate6                                  47%          425%          155%          115%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses3,4      1.04%8          0.93%         1.12%         1.85%


1  Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3  Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5  For the period from February 28, 2003 (commencement of Class) to May 31,
   2003.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.
8 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.


 64 FINANCIAL HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND

ADMINISTRATOR CLASS1 SHARES-COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                                     MAY 31,        MAY 31,      MAY 31,        MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                2006           2005         2004           2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD               $    10.96    $    10.94    $    11.69    $    11.19    $    11.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.415          0.39          0.33          0.44          0.54
  Net realized and unrealized gain (loss)
   on investments                                        (0.42)         0.10         (0.53)         0.68          0.28
                                                    ----------    ----------    ----------    ----------    ----------
  Total from investment operations                       (0.01)         0.49         (0.20)         1.12          0.82
                                                    ----------    ----------    ----------    ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.45)        (0.47)        (0.55)        (0.62)        (0.65)
  Distributions from net realized gain                    0.00          0.00          0.00          0.00          0.00
                                                    ----------    ----------    ----------    ----------    ----------
  Total distributions                                    (0.45)        (0.47)        (0.55)        (0.62)        (0.65)
                                                    ----------    ----------    ----------    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $    10.50    $    10.96    $    10.94    $    11.69    $    11.19
                                                    ==========    ==========    ==========    ==========    ==========
 TOTAL RETURN2                                           (0.07)%        4.53%        (1.77)%       10.20%         7.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $  399,315    $  394,194    $  397,390    $  472,024    $  442,037
  Ratios to average net assets:
  Ratio of expenses to average net assets                 0.70%         0.70%         0.70%         0.69%         0.68%
  Ratio of net investment income (loss) to
   average net assets                                     3.80%         3.53%         3.23%         3.74%         4.85%
  Portfolio turnover rate4                                 153%          277%          178%          139%          102%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses3                0.90%         0.76%         0.80%         0.77%         0.71%


1  Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.



                                                         FINANCIAL HIGHLIGHTS 65

SHORT DURATION GOVERNMENT BOND FUND

ADMINISTRATOR CLASS1 SHARES-COMMENCED ON DECEMBER 18, 1992

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,       MAY 31,      JUNE 30,      JUNE 30,     JUNE 30,
 FOR THE PERIOD ENDED:                                 2006          2005          20042        2003          2002         20013
NET ASSET VALUE, BEGINNING OF PERIOD                $    10.03    $    10.14    $    10.30    $    10.26    $    10.20   $     9.90
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                            0.353          0.29          0.20          0.43          0.46         0.58
 Net realized and unrealized gain (loss)
  on investments                                         (0.19)        (0.07)        (0.13)         0.12          0.22         0.30
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 Total from investment operations                         0.16          0.22          0.07          0.55          0.68         0.88
                                                    ----------    ----------    ----------    ----------    ----------   ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                (0.37)        (0.33)        (0.20)        (0.43)        (0.49)       (0.58)
 Distributions from net realized gain                     0.00          0.00         (0.03)        (0.08)        (0.13)        0.00
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 Total distributions                                   (0.37)8       (0.33)8         (0.23)        (0.51)        (0.62)       (0.58)
                                                    ----------    ----------    ----------    ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                      $     9.82    $    10.03    $    10.14    $    10.30    $    10.26   $    10.20
                                                    ==========    ==========    ==========    ==========    ==========   ==========
TOTAL RETURN4                                             1.67%         2.16%         0.67%         5.08%         6.80%        9.09%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                   $  401,837    $  444,331    $  431,942    $  517,187    $  449,648   $  267,444
 Ratios to average net assets6:
 Ratios of expenses to average net assets                 0.60%         0.60%         0.60%       0.76%7          0.87%        1.68%
 Ratio of net investment income (loss) to
  average net assets                                      3.55%         2.66%         2.13%         3.75%         4.38%        5.70%
 Portfolio turnover rate9                                  316%          272%          615%          331%          400%         245%
 Ratio of expenses to average net assets prior
  to waived fees and  reimbursed expenses5,6              0.90%         0.98%         0.81%         1.16%         1.53%        2.46%


1  Formerly named the Institutional Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.

3 Per share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6  Ratios shown for periods of less than one year are annualized.
7  Includes interest expense.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 66 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND

ADMINISTRATOR CLASS1 SHARES-COMMENCED ON NOVEMBER 11, 1994

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,       MAY 31,       MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                 2006          2005          2004          2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD               $    10.38    $    10.33    $    10.44    $    10.39    $    10.36
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.429          0.20          0.18          0.26          0.37
  Net realized and unrealized gain (loss)
   on investments                                        (0.15)         0.02         (0.10)         0.06          0.03
                                                    ----------    ----------    ----------    ----------    ----------
  Total income from investment operations                 0.27          0.22          0.08          0.32          0.40
                                                    ----------    ----------    ----------    ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.42)        (0.17)        (0.18)        (0.27)        (0.37)
  Distributions from net realized gain                    0.00          0.00          0.00          0.00          0.00
  Return of capital                                       0.00          0.00         (0.01)       0.00 6          0.00
                                                    ----------    ----------    ----------    ----------    ----------
  Total distributions                                    (0.42)        (0.17)        (0.19)        (0.27)        (0.37)
                                                    ----------    ----------    ----------    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $    10.23    $    10.38    $    10.33    $    10.44    $    10.39
                                                    ==========    ==========    ==========    ==========    ==========
 TOTAL RETURN2                                            2.70%         2.14%         0.71%         3.13%         3.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $  366,798    $  356,223    $  570,234    $  491,771    $  304,256
  Ratios to average net assets:
  Ratio of expenses to average net assets3                0.65%         0.65%         0.63%         0.65%         0.65%
  Ratio of net investment income (loss) to
   average net assets                                     4.08%         1.76%         1.74%         2.51%         3.50%
  Portfolio turnover rate4,7                                23%           43%           92%           45%           81%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses3,5              0.88%       0.68%8          0.66%         0.77%         0.80%


1  Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes expenses allocated from the master portfolio in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investments in a master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6  Return of capital was less than $0.01 per share.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 0.80%.

9 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.



                                                         FINANCIAL HIGHLIGHTS 67

TOTAL RETURN BOND FUND

ADMINISTRATOR CLASS1 SHARES-COMMENCED ON JUNE 30, 1997

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,       MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,
 FOR THE PERIOD ENDED:                                 2006          2005          20042         2003          2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD               $    12.41    $    12.11    $    12.57    $    11.97    $    11.85   $    11.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.51          0.44          0.36          0.64          0.43         0.70
  Net realized and unrealized gain (loss)
   on investments                                        (0.60)         0.34         (0.34)         0.68          0.36         0.52
                                                    ----------    ----------    ----------    ----------    ----------   ----------
  Total from investment operations                       (0.09)         0.78          0.02          1.32          0.79         1.22
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.51)        (0.45)        (0.36)        (0.64)        (0.45)       (0.70)
  Distributions from net realized gain                    0.00         (0.03)        (0.12)        (0.08)        (0.22)        0.00
                                                    ----------    ----------    ----------    ----------    ----------   ----------
  Total distributions                                    (0.51)        (0.48)        (0.48)        (0.72)        (0.67)       (0.70)
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 NET ASSET VALUE, END OF PERIOD                     $    11.81    $    12.41    $    12.11    $    12.57    $    11.97   $    11.85
                                                    ==========    ==========    ==========    ==========    ==========   ==========
 TOTAL RETURN3                                           (0.78)%        6.53%         0.20%        11.01%         8.81%       11.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $  783,354    $  720,935    $  202,187    $   91,244    $   38,841   $   31,788
  Ratios to average net assets5:
  Ratios of expenses to average net assets              0.70%8          0.70%         0.70%       0.60%6          0.71%        0.95%
  Ratio of net investment income (loss) to
   average net assets                                     4.12%         3.58%         3.25%         4.56%         5.38%        6.02%
  Portfolio turnover rate7                                 704%9         767%          918%          544%          193%         449%
  Ratio of expenses to average net assets prior
   to waived fees and  reimbursed expenses4,5           0.85%8          0.94%         0.99%         1.19%         1.42%        1.59%


1  Formerly named the Institutional Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5  Ratios shown for periods of less than one year are annualized.
6  Includes interest expense.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


8 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.

9  Excluding TBA, the portfolio turnover ratio is 431%.


 68 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM INCOME FUND

ADMINISTRATOR CLASS SHARES-COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                 2006         20052

 NET ASSET VALUE, BEGINNING OF PERIOD               $     9.16    $     9.16

 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.41          0.05

  Net realized and unrealized gain (loss)
   on investments                                        (0.05)        0.004
                                                    ----------    ----------
  Total from investment operations                        0.36          0.05
                                                    ----------    ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.43)        (0.05)
  Distributions from net realized gain                    0.00          0.00
                                                    ----------    ----------

  Total distributions                                    (0.43)        (0.05)
                                                    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $     9.09    $     9.16
                                                    ==========    ==========

 TOTAL RETURN1                                            4.03%         0.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $    6,114    $      161
  Ratios to average net assets3:
  Ratios of expenses to average net assets                0.60%         0.59%
  Ratio of net investment income (loss) to
   average net assets                                     4.51%         3.35%
  Portfolio turnover rate6                                  26%           17%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses3,5        0.88%         0.83%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
3  Ratios shown for periods of less than one year are annualized.
4  Amount calculated is less than $0.005.
5 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 69

[GRAPHIC APPEARS HERE]



FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.



Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266



On the Internet:
www.wellsfargo.com/advantagefunds



From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    100009 10-06
                                                                   106IFAM/P1003
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]

                                OCTOBER 1, 2006


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS


Corporate Bond Fund


Government Securities Fund


High Income Fund


Short-Term Bond Fund


Short-Term High Yield Bond Fund


Ultra Short-Term Income Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES




Key Fund Information                                  3
Corporate Bond Fund                                   4
Government Securities Fund                            8
High Income Fund                                     12
Short-Term Bond Fund                                 16
Short-Term High Yield Bond Fund                      20
Ultra Short-Term Income Fund                         24
Description of Principal Investment Risks            29


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




About Wells Fargo Funds Trust                        32
The Investment Adviser                               32
The Sub-Adviser and Portfolio Managers               32
Dormant Multi-Manager Arrangement                    34

--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares                                  35
How to Open an Account                               36
How to Buy Shares                                    37
How to Sell Shares                                   39
How to Exchange Shares                               43
Account Policies                                     45

--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                                        47
Taxes                                                48
Financial Highlights                                 49
For More Information
Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.



In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA



FUND INCEPTION:
12/12/1985
INVESTOR CLASS
Ticker: STCBX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in corporate debt securities;


o up to 35% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.



We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry characteristics and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk

      o Market Risk

      o Regulatory Risk
      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund.



[GRAPHIC APPEARS HERE]




                             Calendar Year Total Returns for the Investor Class/1/
                                             as of 12/31 each year
1996        1997       1998        1999       2000       2001       2002        2003       2004       2005
5.53%      11.88%      7.24%      -0.23%      7.89%      6.83%      1.39%      11.49%      5.82%      1.17%




            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003       5.78%
  Worst Quarter:     Q2    2004      -3.78%


     The Fund's year-to-date performance through June 30, 2006, was -1.76%.





 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                     1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                                              1.17%         5.27%         5.83%
  Returns After Taxes on Distributions2                            -0.44%         3.16%         3.35%
  Returns After Taxes on Distributions and Sale of Fund Shares2     0.76%         3.21%         3.42%
LEHMAN BROTHERS U.S. CREDIT BOND INDEX3                             1.96%         7.11%         6.46%
  (reflects no deduction for expenses or taxes)



1 Investor Class shares incepted on December 12, 1985. Performance shown for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund, its predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.


 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases            None
    (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
    (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                 0.45%
  Distribution (12b-1) Fees                        0.00%
  Other Expenses2                                  0.83%
  TOTAL ANNUAL FUND                                1.28%
  OPERATING EXPENSES
  Fee Waivers                                      0.30%
  NET EXPENSES3                                    0.98%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $   100
   3 Years               $   376
   5 Years               $   673
  10 Years               $ 1,519


                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA




FUND INCEPTION:
10/29/1986

INVESTOR CLASS
Ticker: STVSX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk
      o Leverage Risk
      o Liquidity Risk


      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.



[GRAPHIC APPEARS HERE]




                             Calendar Year Total Returns for the Investor Class/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001        2002       2003       2004       2005
2.82%      9.05%      8.14%      -1.09%      11.32%      8.75%      10.46%      2.80%      3.30%      2.16%




             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002        5.63%
  Worst Quarter:      Q2    2004       -2.78%


     The Fund's year-to-date performance through June 30, 2006, was -0.78%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                   1 YEAR     5 YEARS       10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                                            2.16%      5.44%         5.69%
  Returns After Taxes on Distributions2                           0.52%      3.38%         3.39%
  Returns After Taxes on Distributions and Sale of Fund Shares2   1.45%      3.44%         3.43%
 LEHMAN BROTHERS                                                  1.68%      4.82%         5.50%
INTERMEDIATE U.S. GOVERNMENT BOND INDEX3
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S.                                             2.58%       N/A          N/A
AGGREGATE EXCLUDING CREDIT BOND INDEX4
  (reflects no deduction for fees, expenses or taxes)


1 Investor Class shares incepted on October 29, 1986. Performance shown for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Government Securities Fund, its predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.



 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge                                  None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                  None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                     0.41%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.81%
  TOTAL ANNUAL FUND                    1.22%
  OPERATING EXPENSES
  Fee Waivers                          0.27%
  NET EXPENSES3                        0.95%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $     97
   3 Years     $    360
   5 Years     $    644
  10 Years     $  1,453



                                                   GOVERNMENT SECURITIES FUND 11

HIGH INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGER

Thomas M. Price, CFA



FUND INCEPTION:
12/28/1995
INVESTOR CLASS
Ticker: STHYX

INVESTMENT OBJECTIVE

The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;


o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;


o up to 20% of the Fund's total assets in equities and convertible debt securities; and


o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.



We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk

      o Regulatory Risk

      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund.



[GRAPHIC APPEARS HERE]




                               Calendar Year Total Returns for the Investor Class/1/
                                               as of 12/31 each year
 1996        1997       1998       1999        2000        2001        2002        2003        2004       2005
26.83%      15.96%      3.06%      7.81%      -7.08%      -0.71%      -6.65%      24.76%      10.22%      3.36%





            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003       7.86%
  Worst Quarter:     Q2    2002      -8.94%



           The Fund's year-to-date performance through June 30, 2006, was 2.69%.





 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                   1 YEAR        5 YEARS      10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                                            3.36%         5.67%         7.18%
  Returns After Taxes on Distributions2                           0.94%         2.36%         3.32%
  Returns After Taxes on Distributions and Sale of Fund Shares2   2.15%         2.76%         3.72%
 LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX3            2.74%         8.85%         6.54%
  (reflects no deduction for fees, expenses or taxes)



1 Investor Class shares incepted on December 28, 1995. Performance shown for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund, its predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.


 14 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                   None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                        2.00%




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                     0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses3                      0.79%
  TOTAL ANNUAL FUND                    1.34%
  OPERATING EXPENSES
  Fee Waivers                          0.48%
  NET EXPENSES4                        0.86%



1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.


2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $    88
   3 Years     $   377
   5 Years     $   688
  10 Years     $ 1,571



                                                             HIGH INCOME FUND 15

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA



FUND INCEPTION:
8/31/1987
INVESTOR CLASS
Ticker: SSTBX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in debt securities;


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                         SHORT-TERM BOND FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor.



[GRAPHIC APPEARS HERE]




                            Calendar Year Total Returns for the Investor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.76%      7.16%      4.90%      4.25%      7.22%      4.50%      0.62%      3.77%      2.15%      1.98%




            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001       3.37%
  Worst Quarter:     Q1    2002      -1.92%


          The Fund's year-to-date performance through June 30, 2006, was 1.18%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                  1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                                            1.98%         2.59%         4.31%
  Returns After Taxes on Distributions2                           0.55%         0.91%         2.07%
  Returns After Taxes on Distributions and Sale of Fund Shares2   1.27%         1.20%         2.27%
 LEHMAN BROTHERS U.S 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX3       1.77%         4.15%         5.06%
  (reflects no deduction for expenses or taxes)


1 Investor Class shares incepted on August 31, 1987. Performance shown for the Investor Class shares of the Short-Term Bond Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund, its predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.



 18 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases         None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                     0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.81%
  TOTAL ANNUAL FUND                    1.26%
  OPERATING EXPENSES
  Fee Waivers                          0.36%
  NET EXPENSES3                        0.90%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $     92
   3 Years     $    364
   5 Years     $    657
  10 Years     $  1,491



                                                         SHORT-TERM BOND FUND 19

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGER

Thomas M. Price, CFA



FUND INCEPTION:
6/30/1997
INVESTOR CLASS
Ticker: STHBX

INVESTMENT OBJECTIVE

The Short-Term High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in below investment-grade corporate debt securities; and


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.


We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics, liquidity and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk

      o Regulatory Risk

      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                              SHORT-TERM HIGH YIELD BOND FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund.



[GRAPHIC APPEARS HERE]




                  Calendar Year Total Returns for the Investor Class/1/
                                  as of 12/31 each year
1998       1999       2000        2001        2002       2003       2004       2005
8.37%      5.32%      5.03%      -0.42%      -0.13%      9.52%      4.46%      2.95%




             BEST AND WORST QUARTER
  Best Quarter:       Q1    2001    3.77%
  Worst Quarter:      Q2    2002   -3.49%


          The Fund's year-to-date performance through June 30, 2006, was 2.01%.





 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                                  1 YEAR       5 YEARS   LIFE OF FUND1
 INVESTOR CLASS1
  Returns Before Taxes                                                          2.95%         3.21%        4.99%
  Investor Class Returns After Taxes on Distributions2                          1.25%         0.98%        2.32%
  Investor Class Returns After Taxes on Distributions and Sale of Fund Shares2  1.90%         1.37%        2.60%
 MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, BB RATED 1-5 YEARS INDEX3  2.41%         6.89%        5.61%
  (reflects no deduction for fees, expenses or taxes)
 SHORT-TERM HIGH YIELD BOND INDEX III4                                          3.31%         8.14%        5.71%
  (reflects no deduction for fees, expenses or taxes)



1 Investor Class shares incepted on June 30, 1997. Performance shown for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Short-Term High Yield Bond Fund, its predecessor fund. Returns for the Class and Indexes in the Life of Fund column are shown as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.


4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.



 22 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                   None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                        2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                     0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses3                      0.82%
  TOTAL ANNUAL FUND                    1.37%
  OPERATING EXPENSES
  Fee Waivers                          0.51%
  NET EXPENSES4                        0.86%



1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.


2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $      88
   3 Years     $     384
   5 Years     $     701
  10 Years     $   1,602



                                              SHORT-TERM HIGH YIELD BOND FUND 23

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA



FUND INCEPTION:
11/25/1988
INVESTOR CLASS
Ticker: STADX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o   at least 80% of the Fund's net assets in income-producing debt securities;


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



 24 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                 ULTRA SHORT-TERM INCOME FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as a successor funds to the Strong Ultra Short-Term Income Fund.



[GRAPHIC APPEARS HERE]




                            Calendar Year Total Returns for the Investor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.68%      6.50%      4.75%      5.27%      6.77%      4.26%      0.83%      2.26%      1.96%      3.49%




             BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       2.08%
  Worst Quarter:      Q1    2002      -0.73%


          The Fund's year-to-date performance through June 30, 2006, was 2.07%.



 26 ULTRA SHORT-TERM INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                     1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                                              3.49%         2.56%         4.26%
  Returns After Taxes on Distributions2                             2.06%         1.02%         2.23%
  Returns After Taxes on Distributions and Sale of Fund Shares2     2.25%         1.25%         2.37%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3             2.52%         2.87%         4.33%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5      1.77%         4.15%         5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM U.S. GOVERNMENT/CREDIT BOND INDEX6      2.92%          N/A           N/A
  (reflects no deduction for expenses or taxes)



1 Investor Class shares incepted on November 25, 1988. Performance shown for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund, its predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.


5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.



                                                 ULTRA SHORT-TERM INCOME FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases        None
    (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
  Management Fees1                     0.42%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.81%
  TOTAL ANNUAL FUND                    1.23%
  OPERATING EXPENSES
  Fee Waivers                          0.39%
  NET EXPENSES3                        0.84%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $     86
   3 Years     $    352
   5 Years     $    638
  10 Years     $  1,454



 28 ULTRA SHORT-TERM INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.



THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.



 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT      (Wells Capital Management), an affiliate of Funds Management, located at 525 Market
INCORPORATED                  Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this
                              Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund    has managed since 2005. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and
                              Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                              University.
W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. (SCM) since 1999. He served as a senior vice president of SCM's Institutional
                              Business Group from December 2000 to March 2001, serving as a fixed-income product specialist and from March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of
                              Wooster.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra-Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago..
D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Corporate Bond Fund, which he has
Corporate Bond Fund           managed since 2005. Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells
                              Capital Management, Mr. Newton served as a high-grade, fixed-income analyst with
                              Strong Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at
                              Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.
THOMAS M. PRICE, CFA          Mr. Price is responsible for managing the High Income Fund and the Short-Term High
High Income Fund              Yield Bond Fund, both of which he has managed since 1998. He is also jointly
Short-Term High Yield Bond    responsible for managing the Ultra Short-Term Income Fund, which he has managed
 Fund                         since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager
Ultra Short-Term Income Fund  specializing in taxable high yield securities. Prior to joining Wells Capital Management,
                              Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance,
                              University of Michigan; M.B.A., Finance, Kellogg Graduate School of Management,
                              Northwestern University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

JANET S. RILLING, CFA, CPA  Ms. Rilling is jointly responsible for managing the Corporate Bond Fund, which she has
Corporate Bond Fund         managed since 2000, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund        2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                            Management, she was a portfolio manager with Strong Capital Management, Inc.
                            (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.

============================


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.



With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.



We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.



In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.



                                                          PRICING FUND SHARES 35

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;



   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).



SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.



ADDITIONAL PAYMENTS TO DEALERS

In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).



Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.



In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.



More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


 36 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.





 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                           $100
 Automatic Investment Plans     $50                                              $50
 IRAs, IRA rollovers, Roth      $1000                                            $100
  IRAs
 UGMA/UTMA accounts             $50                                              $50
 Employer Sponsored             no minimum                                       no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative            Contact your investment
 Representative                                                                  representative
-----------------------------
 By Mail                      o Complete and sign your account                   o Fill out the deposit slip from
                                application.                                       your account statement. If you
                              o Mail the application with your check made          do not have a slip, include a
                                payable to the Fund to Investor Services at:       note with your name, the Fund
                                                                                   name, and your account number.
                                                REGULAR MAIL
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                     o Mail the deposit slip or note
                                           Boston, MA 02266-8266                   with your check made payable
                                                                                   to the Fund to the address on
                                               OVERNIGHT ONLY                      the left.
                              --------------------------------------------------

                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone                  A new account may not be opened by                To buy additional shares or to buy
-----------------------------  telephone unless you have another Wells           shares of a new Fund call:
                               Fargo Advantage Fund account with your            o Investor Services at
                               bank information on file. If you do not             1-800-222-8222 or
                               currently have an account, refer to the section   o 1-800-368-7550 for the
                               on buying shares by mail or wire.                   automated phone system
                              -------------------------------------------------- --------------------------------------
 In Person                     Investors are welcome to visit the Funds'         See instructions shown to the left.
-----------------------------  Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                               Center is located at 100 Heritage Reserve,
                               Menomonee Falls, Wisconsin 53051.
                              --------------------------------------------------


                                                            HOW TO BUY SHARES 37

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire        o Complete, sign and mail your account       To buy additional shares, instruct
--------------    application (refer to the section on       your bank or financial institution to
                  buying shares by mail)                     use the same wire instructions
                                                             shown to the left.
                                                             --------------------------------------
               o Provide the following instructions to your
                 financial institution:
                 State Street Bank & Trust
                 Boston, MA
                 Bank Routing Number: ABA 011000028
                 Wire Purchase Account: 9905-437-1
                 Attention: WELLS FARGO ADVANTAGE FUNDS
                 (Name of Fund, Account
                 Number and any applicable share class)
                 Account Name: Provide your
                 name as registered on the
                 Fund account
               ---------------------------------------------
 By Internet   You may open an account on-line and fund      o To buy additional shares or buy
               your account with an Electronic Funds           shares of a new Fund, visit our
               Transfer from your bank account, by Federal     Web site at
               Wire, or by sending us a check. Visit           www.wellsfargo.com/
               www.wellsfargo.com/advantagefunds.              advantagefunds.
                                                             o Subsequent online purchases
                                                               have a minimum of $100 and a
                                                               maximum of $100,000.

-------------- --------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.


   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.


   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.


   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL INVESTMENT WAIVERS. We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.



 38 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.




 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                            dollar amount you wish to receive (or write "Full Redemption"
                            to redeem your remaining account balance) to the address
                            below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o A medallion guarantee may be required under certain
                            circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close
                           o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------  Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Funds' Investor Center in person
-------------------------  to ask questions or conduct any Fund transaction. The Investor
                           Center is located at 100 Heritage Reserve, Menomonee Falls,
                           Wisconsin 53051.
                          ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 39

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer    use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                              application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                              address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there has been no changes communicated to us within the last 30 days)
                              or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.


   o TELEPHONE/INTERNET REDEMPTIONS. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. We are not liable for telephone instructions that are reasonably believed to be genuine. Your call may be recorded.



 40 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to 7 business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.



   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.


REDEMPTION FEES
For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).



Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.



   o shares that were purchased with reinvested distributions;



   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);


   o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7));



   o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;


   o to effect non-discretionary portfolio rebalancing associated with certain retirement plans;


   o taking out a distribution or loan from a defined contribution plan;


   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


   o due to participation in the Systematic Withdrawal Plan;



   o Wells Fargo Advantage Fund of Funds transactions and transactions by
     Section 529 college savings plan accounts; and



   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


                                                           HOW TO SELL SHARES 41

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.



 42 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.



o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.



o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.


o The High Income Fund and Short-Term High Yield Bond Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.



The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an



                                                       HOW TO EXCHANGE SHARES 43
account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.



 44 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o must have a Fund account valued at $10,000 or more;
     o must have your distributions reinvested; and

   o may not simultaneously participate in the Automatic Investment Plan (this condition does not apply to the Ultra Short-Term Income Fund).



o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.



It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.



CHECK WRITING

Check writing is offered on the Investor Class shares of the Short-Term Bond Fund and Ultra Short-Term Income Fund. Checks written on your account are subject to the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.



HOUSEHOLDING

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.



o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


                                                             ACCOUNT POLICIES 45

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.



STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.



TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.



 46 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.


o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.


o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.


                                                                DISTRIBUTIONS 47

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 48 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.



CORPORATE BOND FUND

INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 12, 1985

For a share outstanding throughout each period


                                                     MAY 31,      MAY 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20053        2004        2003          2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $    10.59   $    10.67   $    10.42   $     9.54   $    10.80   $    10.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.48         0.29         0.50         0.53         0.65         0.76
  Net realized and unrealized gain (loss)
   on investments                                       (0.63)       (0.08)        0.25         0.88        (1.26)        0.37
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                      (0.15)        0.21         0.75         1.41        (0.61)        1.13
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.48)       (0.29)       (0.50)       (0.53)       (0.65)       (0.76)
  Distributions from net realized gain                   0.00         0.00         0.00         0.00         0.00         0.00
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                                   (0.48)       (0.29)       (0.50)       (0.53)       (0.65)       (0.76)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $     9.96   $    10.59   $    10.67   $    10.42   $     9.54   $    10.80
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                          (1.46)%       1.95%        7.39%       15.00%       (5.71)%      11.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $  262,325   $  344,329   $  432,598   $  555,582   $  683,288   $1,292,816
  Ratios to average net assets5:
  Ratios of expenses to average net assets               1.03%        1.04%        1.04%        1.03%        0.99%        0.95%
  Ratio of net investment income (loss) to
   average net assets                                    4.65%        4.62%        4.78%        5.20%        6.60%        7.03%
  Portfolio turnover rate4                                157%          85%         133%         205%         412%         341%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,5             1.28%        1.13%        1.07%        1.04%        0.99%        0.95%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5   Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 49

GOVERNMENT SECURITIES FUND

INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 29, 1986

For a share outstanding throughout each period


                                                     MAY 31,      MAY 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20053        2004         2003         2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $    10.77   $    10.93   $    11.05   $    11.36   $    11.26   $    10.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.42         0.20         0.26         0.28         0.43         0.55
  Net realized and unrealized gain (loss)
   on investments                                       (0.49)       0.004         0.21         0.05         0.31         0.95
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                      (0.07)        0.20         0.47         0.33         0.74         1.50
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.48)       (0.24)       (0.36)       (0.38)       (0.48)       (0.57)
  Distributions from net realized gain                  (0.06)       (0.12)       (0.23)       (0.26)       (0.16)        0.00
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                                   (0.54)       (0.36)       (0.59)       (0.64)       (0.64)       (0.57)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $    10.16   $    10.77   $    10.93   $    11.05   $    11.36   $    11.26
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                          (0.71)%       1.87%        4.38%        2.99%        6.97%       14.88%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $  836,567   $1,162,518   $1,230,428   $2,010,247   $2,360,229   $1,690,980
  Ratios to average net assets6:
  Ratios of expenses to average net assets               1.02%        1.02%        1.03%        0.96%        0.91%        0.91%
  Ratio of net investment income (loss) to
   average net assets                                    4.06%        3.37%        2.66%        2.55%        3.85%        5.08%
  Portfolio turnover rate5                                207%         139%         390%         531%         519%         552%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,6             1.22%        1.08%      1.06%2         0.96%        0.92%        0.91%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4   Amount calculated is less than $0.005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6   Ratios shown for periods of less than one year are annualized.

 50 FINANCIAL HIGHLIGHTS

HIGH INCOME FUND

INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 28, 1995

For a share outstanding throughout each period


                                                     MAY 31,      MAY 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20052        2004         2003         2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $     7.66   $     7.86   $     7.51   $     6.33   $     7.75   $     9.68
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.41         0.31         0.54         0.57         0.78         1.03
  Net realized and unrealized gain (loss)
   on investments                                        0.14        (0.20)        0.35         1.18        (1.42)       (1.93)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.55         0.11         0.89         1.75        (0.64)       (0.90)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.55)       (0.31)       (0.54)       (0.57)       (0.78)       (1.03)
  Distributions from net realized gain                   0.00         0.00         0.00         0.00         0.00         0.00
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                                   (0.55)       (0.31)       (0.54)       (0.57)       (0.78)       (1.03)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $     7.66   $     7.66   $     7.86   $     7.51   $     6.33   $     7.75
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                           7.36%        1.35%       12.26%       28.55%       (9.14)%     (10.05)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $  208,482   $  246,538   $  300,358   $  441,931   $  438,858   $  846,866
  Ratios to average net assets4:
  Ratios of expenses to average net assets               0.86%        0.95%        0.96%        0.94%        0.97%        0.90%
  Ratio of net investment income (loss) to
   average net assets                                    5.41%        6.71%        7.06%        8.09%       10.62%       11.48%
  Portfolio turnover rate3                                 98%          52%         133%         172%         120%         114%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses4,5             1.34%        1.08%        1.00%        0.94%        0.97%        0.90%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4   Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 51

SHORT-TERM BOND FUND

INVESTOR CLASS SHARES-COMMENCED ON AUGUST 31, 1987

For a share outstanding throughout each period


                                                     MAY 31,      MAY 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20052        2004         2003         2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $     8.62   $     8.77   $     8.81   $     8.78   $     9.39   $     9.34
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.35         0.19         0.27         0.29         0.44         0.60
  Net realized and unrealized gain (loss)
   on investments                                       (0.13)       (0.14)       (0.01)        0.09        (0.59)        0.05
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.22         0.05         0.26         0.38        (0.15)        0.65
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.37)       (0.20)       (0.30)       (0.35)       (0.46)       (0.60)
  Distributions from net realized gain                   0.00         0.00         0.00         0.00         0.00         0.00
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                                   (0.37)       (0.20)       (0.30)       (0.35)       (0.46)       (0.60)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $     8.47   $     8.62   $     8.77   $     8.81   $     8.78   $     9.39
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                           2.55%        0.53%        3.05%        4.40%       (1.56)%       7.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $  396,633   $  505,613   $  516,105   $  723,273   $  933,238   $1,348,372
  Ratios to average net assets4:
  Ratios of expenses to average net assets               0.90%        0.89%        0.96%        0.93%        0.90%        0.87%
  Ratio of net investment income (loss) to
   average net assets                                    4.10%        3.70%        3.11%        3.39%        4.94%        6.23%
  Portfolio turnover rate3                                 28%          14%          37%          97%         154%         129%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses4,5             1.26%        1.01%        0.99%        0.94%        0.90%        0.87%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4   Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 52 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND

INVESTOR CLASS SHARES-COMMENCED ON JUNE 30, 1997

For a share outstanding throughout each period


                                                     MAY 31,      MAY 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20052        2004         2003         2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $     8.52   $     8.69   $     8.66   $     8.29   $     8.93   $     9.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.44         0.22         0.40         0.47         0.61         0.82
  Net realized and unrealized gain (loss)
   on investments                                       (0.03)       (0.17)        0.03         0.37        (0.64)       (0.95)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.41         0.05         0.43         0.84        (0.03)       (0.13)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.44)       (0.22)       (0.40)       (0.47)       (0.61)       (0.82)
  Distributions from net realized gain                   0.00         0.00         0.00         0.00         0.00         0.00
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                                   (0.44)       (0.22)       (0.40)       (0.47)       (0.61)       (0.82)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $     8.49   $     8.52   $     8.69   $     8.66   $     8.29   $     8.93
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                           4.90%        0.63%        5.08%       10.38%       (0.42)%      (1.64)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $  100,379   $  127,171   $  164,928   $  268,015   $  200,429   $  348,277
  Ratios to average net assets4:
  Ratios of expenses to average net assets               0.86%        1.01%        0.99%        0.97%        0.92%        0.84%
  Ratio of net investment income (loss) to
   average net assets                                    5.15%        4.41%        4.68%        5.48%        7.18%        8.45%
  Portfolio turnover rate3                                 60%          31%          71%         117%          86%          73%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses4,5             1.37%        1.15%        1.03%        0.98%        0.93%        0.84%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4   Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 53

ULTRA SHORT-TERM INCOME FUND

INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 25, 1988

For a share outstanding throughout each period


                                                     MAY 31,      MAY 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20053        2004         2003         2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $     9.17   $     9.22   $     9.34   $     9.42   $     9.82   $     9.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.38         0.17         0.22         0.25         0.35         0.58
  Net realized and unrealized gain (loss)
   on investments                                       (0.02)       (0.03)       (0.06)        0.01        (0.32)       (0.05)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.36         0.14         0.16         0.26         0.03         0.53
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.41)       (0.19)       (0.28)       (0.34)       (0.43)       (0.59)
  Distributions from net realized gain                   0.00         0.00         0.00         0.00         0.00         0.00
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                                   (0.41)       (0.19)       (0.28)       (0.34)       (0.43)       (0.59)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $     9.12   $     9.17   $     9.22   $     9.34   $     9.42   $     9.82
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                           4.02%        1.51%        1.71%        2.77%        0.33%        5.47%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $  810,961   $1,006,961   $1,277,777   $1,994,266   $2,092,448   $2,989,665
  Ratios to average net assets5:
  Ratios of expenses to average net assets               0.84%        0.87%        0.86%        0.84%        0.82%        0.79%
  Ratio of net investment income (loss) to
   average net assets                                    4.17%        3.14%        2.49%        2.70%        3.87%        5.75%
  Portfolio turnover rate4                                 26%          17%          26%          94%          50%          70%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,5             1.23%        0.99%        0.89%      0.85%3         0.82%        0.79%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5   Ratios shown for periods of less than one year are annualized.

 54 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.



Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266



On the Internet:
www.wellsfargo.com/advantagefunds



From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    100012 10-06
                                                                   106IFIV/P1006
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]



[GRAPHIC APPEARS HERE]


                                OCTOBER 1, 2006


                                   Prospectus

                                 Advisor Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Corporate Bond Fund

Government Securities Fund

High Income Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Ultra Short-Term Income Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                               3
Corporate Bond Fund                                4
Government Securities Fund                         8
High Income Fund                                  12
Short-Term Bond Fund                              16
Short-Term High Yield Bond Fund                   20
Ultra Short-Term Income Fund                      24
Description of Principal Investment Risks         29



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



About Wells Fargo Funds Trust                   32
The Investment Adviser                          32
The Sub-Adviser and Portfolio Managers          32
Dormant Multi-Manager Arrangement               34


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES




Pricing Fund Shares           35
How to Buy Shares             37
How to Sell Shares            39
How to Exchange Shares        42
Account Policies              44





--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                      46
Taxes                              47
Financial Highlights               48
For More Information       Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.



In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.



This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA



FUND INCEPTION:
12/12/1985
ADVISOR CLASS
Ticker: SCBDX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in corporate debt securities;


o up to 35% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.



We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry characteristics and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk

      o Market Risk

      o Regulatory Risk
      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund.



[GRAPHIC APPEARS HERE]




                              Calendar Year Total Returns for the Advisor Class/1/
                                             as of 12/31 each year
1996        1997       1998        1999       2000       2001       2002        2003       2004       2005
5.31%      11.65%      7.02%       -0.48%     7.68%      6.64%      1.18%      11.46%      5.63%      1.28%




            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003      5.74%
  Worst Quarter:     Q2    2004    - 3.79%


          The Fund's year-to-date performance through June 30, 2006, was
          -1.74%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                   1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS1
  Returns Before Taxes                                            1.28%         5.17%         5.67%
  Returns After Taxes on Distributions2                          -0.33%         3.09%         3.22%
  Returns After Taxes on Distributions and Sale of Fund Shares2   0.83%         3.15%         3.30%
 LEHMAN BROTHERS U.S. CREDIT BOND INDEX3                          1.96%         7.11%         6.46%
  (reflects no deduction for expenses or taxes)


1 Advisor Class shares incepted on August 31, 1999. Performance shown for the Advisor Class shares prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Corporate Bond Fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund, adjusted to reflect Advisor Class expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.


 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                     None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                 None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                                  0.45%
  Distribution (12b-1) Fees                                         0.00%
  Other Expenses2                                                   0.66%
  TOTAL ANNUAL FUND OPERATING EXPENSES                              1.11%
  Fee Waivers                                                       0.16%
  NET EXPENSES3                                                     0.95%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $      97
   3 Years     $     337
   5 Years     $     596
  10 Years     $   1,337



                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA



FUND INCEPTION:
10/29/1986

ADVISOR CLASS
Ticker: SGVDX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk

      o Derivatives Risk
      o Issuer Risk
      o Leverage Risk
      o Liquidity Risk


      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.



[GRAPHIC APPEARS HERE]




                              Calendar Year Total Returns for the Advisor Class/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001        2002       2003       2004       2005
2.52%      8.73%      7.82%       -1.42%     11.03%      8.46%      10.25%      2.66%      3.20%      2.20%




            BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        5.58%
  Worst Quarter:     Q2    2004      - 2.81%


          The Fund's year-to-date performance through June 30, 2006, was
          -0.85%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                             1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS1
  Returns Before Taxes                                                      2.20%      5.30%         5.47%
  Returns After Taxes on Distributions2                                     0.54%      3.30%         3.21%
  Returns After Taxes on Distributions and Sale of Fund Shares2             1.47%      3.35%         3.27%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX3                   1.68%      4.82%         5.50%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT BOND INDEX4                2.58%        N/A          N/A
  (reflects no deduction for fees, expenses or taxes)



1 Advisor Class shares incepted on August 31, 1999. Performance shown for the Advisor Class shares prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Government Securities Fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Government Securities Fund, adjusted to reflect Advisor Class expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.



 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                   None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                    0.41%
  Distribution (12b-1) Fees                           0.00%
  Other Expenses2                                     0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.05%
  Fee Waivers                                         0.15%
  NET EXPENSES3                                       0.90%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $     92
   3 Years     $    319
   5 Years     $    565
  10 Years     $  1,269



                                                   GOVERNMENT SECURITIES FUND 11

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGER

Thomas M. Price, CFA



FUND INCEPTION:
12/28/1995
ADVISOR CLASS
Ticker: SHBAX

INVESTMENT OBJECTIVE

The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;


o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;


o up to 20% of the Fund's total assets in equities and convertible debt securities; and


o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.



We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk

      o Regulatory Risk

      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund.



[GRAPHIC APPEARS HERE]




                                Calendar Year Total Returns for the Advisor Class/1/
                                               as of 12/31 each year
 1996        1997       1998       1999        2000        2001        2002        2003        2004       2005
26.51%      15.67%      2.81%      7.53%       -7.41%      -1.04%      -6.82%     24.34%      10.11%      3.29%





            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003        7.79%
  Worst Quarter:     Q2    2002      - 9.04%



          The Fund's year-to-date performance through June 30, 2006, was 2.68%.





 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                        1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS1
  Returns Before Taxes                                                  3.29%         5.45%         6.92%
  Returns After Taxes on Distributions2                                 0.89%         2.21%         3.11%
  Returns After Taxes on Distributions and Sale of Fund Shares2         2.10%         2.62%         3.53%
 LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX3                  2.74%         8.85%         6.54%
  (reflects no deduction for expenses or taxes)



1 Advisor Class shares incepted on February 29, 2000. Performance shown for the Advisor Class shares prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong High-Yield Bond Fund, and prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund, adjusted to reflect Advisor Class expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.


 14 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                            2.00%




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                                          0.55%
  Distribution (12b-1) Fees                                 0.00%
  Other Expenses3                                           0.62%
  TOTAL ANNUAL FUND OPERATING EXPENSES                      1.17%
  Fee Waivers                                               0.31%
  NET EXPENSES4                                             0.86%



1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.


2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $     88
   3 Years     $    341
   5 Years     $    614
  10 Years     $  1,393



                                                             HIGH INCOME FUND 15

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA


FUND INCEPTION:
8/31/1987
ADVISOR CLASS
Ticker: SSTVX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in debt securities;


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                         SHORT-TERM BOND FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor.



[GRAPHIC APPEARS HERE]




                            Calendar Year Total Returns for the Advisor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.46%      6.86%      4.61%      3.88%      7.05%      4.10%      0.40%      3.57%      1.98%      1.95%




            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.19%
  Worst Quarter:     Q1    2002      - 1.98%


          The Fund's year-to-date performance through June 30, 2006, was 1.20%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                     1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS1
  Returns Before Taxes                                               1.95%         2.39%         4.07%
  Returns After Taxes on Distributions2                              0.53%         0.78%         1.88%
  Returns After Taxes on                                             1.26%         1.07%         2.10%
Distributions and Sale of Fund Shares2
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX3         1.77%         4.15%         5.06%
  (reflects no deduction for expenses or taxes)


1 Advisor Class shares incepted on August 31, 1999. Performance shown for the Advisor Class shares prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Short-Term Bond Fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund, adjusted to reflect Advisor Class expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.



 18 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases                None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                            None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL OPERATING FUND EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                             0.45%
  Distribution (12b-1) Fees                                    0.00%
  Other Expenses2                                              0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                         1.09%
  Fee Waivers                                                  0.24%
  NET EXPENSES3                                                0.85%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $       87
   3 Years     $      323
   5 Years     $      578
  10 Years     $    1,307



                                                         SHORT-TERM BOND FUND 19

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGER

Thomas M. Price, CFA



FUND INCEPTION:
6/30/1997
ADVISOR CLASS
Ticker: SSTHX

INVESTMENT OBJECTIVE

The Short-Term High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o at least 80% of the Fund's net assets in below investment-grade corporate debt securities; and


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.


We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics, liquidity and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.



The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk


      o Leverage Risk
      o Liquidity Risk
      o Management Risk
      o Market Risk

      o Regulatory Risk

      o Stripped Securities Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                              SHORT-TERM HIGH YIELD BOND FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund.



[GRAPHIC APPEARS HERE]




                  Calendar Year Total Returns for the Advisor Class/1/
                                  as of 12/31 each year
1998       1999       2000        2001        2002       2003       2004       2005
8.04%      5.00%      4.70%       -0.69%      -0.26%     9.30%      4.40%      2.84%




            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.69%
  Worst Quarter:     Q2    2002      - 3.54%


          The Fund's year-to-date performance through June 30, 2006, was 2.01%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                                       1 YEAR        5 YEARS       LIFE OF FUND1
 ADVISOR CLASS1
  Returns Before Taxes                                                                 2.84%         3.06%            4.76%
  Returns After Taxes on Distributions2                                                1.18%         0.88%            2.15%
  Returns After Taxes on                                                               1.82%         1.27%            2.43%
Distributions and Sale of Fund Shares2
 MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, BB RATED, 1-5 YEARS INDEX3        2.41%         6.89%            6.00%
  (reflects no deduction for expenses or taxes)
 SHORT-TERM HIGH YIELD BOND INDEX III4                                                 3.31%         8.14%            6.95%
  (reflects no deduction for expenses or taxes)



1 Advisor Class shares incepted on February 29, 2000. Performance shown for the Advisor Class shares of the Short-Term High Yield Bond Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Short-Term High Yield Bond Fund, and prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Short-Term High Yield Bond Fund, adjusted to reflect Advisor Class expenses. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.



4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.



 22 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                            2.00%




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                                          0.55%
  Distribution (12b-1) Fees                                 0.00%
  Other Expenses3                                           0.65%
  TOTAL ANNUAL FUND OPERATING EXPENSES                      1.20%
  Fee Waivers                                               0.34%
  NET EXPENSES4                                             0.86%



1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.


2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $      88
   3 Years     $     347
   5 Years     $     627
  10 Years     $   1,424



                                              SHORT-TERM HIGH YIELD BOND FUND 23

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA



FUND INCEPTION:
11/25/1988
ADVISOR CLASS
Ticker: SADAX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in income-producing debt securities;


o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and


o up to 25% of the Fund's total assets in below investment-grade debt securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.


We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



 24 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk

      o Leverage Risk

      o Liquidity Risk
      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk




These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



                                                 ULTRA SHORT-TERM INCOME FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.



Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund.



[GRAPHIC APPEARS HERE]




                            Calendar Year Total Returns for the Advisor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.31%      6.14%      4.39%      4.76%      6.31%      4.02%      0.45%      2.09%      1.60%      3.46%




             BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.09%
  Worst Quarter:      Q1    2002       - 0.81%


          The Fund's year-to-date performance through June 30, 2006, was 2.20%.


 26 ULTRA SHORT-TERM INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                          1 YEAR      5 YEARS     10 YEARS
 ADVISOR CLASS1
  Returns Before Taxes                                    3.46%      2.32%         3.94%
  Returns After Taxes on  Distributions2                  2.05%      0.88%         1.98%
  Returns After Taxes on                                  2.24%      1.10%         2.14%
Distributions and Sale of Fund Shares2
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3   2.52%      2.87%         4.33%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3                                 1.77%      4.15%         5.06%
  YEAR GOVERNMENT/CREDIT BOND INDEX4,5
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM                               2.92%        N/A           N/A
  U.S. GOVERNMENT/CREDIT BOND INDEX6
  (reflects no deduction for fees, expenses or taxes)



1 Advisor Class shares incepted on August 31, 1999. Performance shown for the Advisor Class shares prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Ultra Short-Term Income Fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund adjusted to reflect Advisor Class expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.



5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.



                                                 ULTRA SHORT-TERM INCOME FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases             None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                         None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                          0.42%
  Distribution (12b-1) Fees                                 0.00%
  Other Expenses2                                           0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES                      1.06%
  Fee Waivers                                               0.26%
  NET EXPENSES3                                             0.80%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $       82
   3 Years     $      311
   5 Years     $      560
  10 Years     $    1,271



 28 ULTRA SHORT-TERM INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.




ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.



The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.



 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT
INCORPORATED                  (Wells Capital Management), an affiliate of Funds Management, located at 525 Market
                              Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this
                              Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund    has managed since 2005. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and
                              Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                              University.
W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. (SCM) since 1999. He served as a senior vice president of SCM's Institutional
                              Business Group from December 2000 to March 2001, serving as a fixed-income product specialist and from March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of
                              Wooster.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra-Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Corporate Bond Fund, which he has
Corporate Bond Fund           managed since 2005. Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells
                              Capital Management, Mr. Newton served as a high-grade, fixed-income analyst with
                              Strong Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at
                              Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.
THOMAS M. PRICE, CFA          Mr. Price is responsible for managing the High Income Fund and the Short-Term High
High Income Fund              Yield Bond Fund, both of which he has managed since 1998. He is also jointly
Short-Term High Yield Bond    responsible for managing the Ultra Short-Term Income Fund, which he has managed
 Fund                         since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager
Ultra Short-Term Income Fund  specializing in taxable high yield securities. Prior to joining Wells Capital Management,
                              Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance,
                              University of Michigan; M.B.A., Finance, Kellogg Graduate School of Management,
                              Northwestern University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

JANET S. RILLING, CFA, CPA  Ms. Rilling is jointly responsible for managing the Corporate Bond Fund, which she has
Corporate Bond Fund         managed since 2000, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund        2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                            Management, she was a portfolio manager with Strong Capital Management, Inc.
                            (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.

============================


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.



With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.



We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.



In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.



                                                          PRICING FUND SHARES 35

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.



 36 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Advisor Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:





 MINIMUM INVESTMENTS         INITIAL PURCHASE                                SUBSEQUENT PURCHASES
--------------------------- ----------------------------------------------- ---------------------------------------
 Regular accounts             $1,000                                          $100
 IRAs, IRA rollovers, Roth    $  250                                          $100
  IRAs
 Employer Sponsored           no minimum                                      no minimum
 Retirement Plans
 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------- ----------------------------------------------- ---------------------------------------
 Through Your Investment     Contact your investment representative          Contact your investment
 Representative                                                              representative
--------------------------- ----------------------------------------------- ---------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------  telephone or internet unless the financial      shares of a new Fund call:
                             intermediary has another Wells Fargo            o Investor Services at
                             Advantage Fund account. If the institution        1-800-222-8222 or
                             does not currently have an account, contact     o 1-800-368-7550 for the
                             your investment representative.                   automated phone system
                            -----------------------------------------------  o or visit our Web site at
                                                                               www.wellsfargo.com/
                                                                               advantagefunds.
                                                                            ------
 By Wire                                                                     To buy additional shares, instruct
---------------------------  o Complete and sign your account                your bank or financial institution to
                               application                                   use the same wire instructions
                             o Provide the following instructions to your    shown to the left.
                               financial institution:                        ---------------------------------------
                               State Street Bank & Trust
                               Boston, MA
                               Bank Routing Number: ABA 011000028
                               Wire Purchase Account: 9905-437-1
                               Attention: WELLS FARGO ADVANTAGE FUNDS
                               (Name of Fund, Account Number )
                               Account Name: Provide your
                               name as registered on the
                               Fund account
                              -----------------------------------------------
 In Person                     Investors are welcome to visit the Funds'       See instructions shown to the left.
                               Investor Center in person to ask questions or
                               conduct any Fund transaction. The Investor
                               Center is located at 100 Heritage Reserve,
                               Menomonee Falls, Wisconsin 53051.
--------------------------- ----------------------------------------------- ---------------------------------------


                                                            HOW TO BUY SHARES 37

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Advisor Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Advisor Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.



 38 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------



Advisor Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.





 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
 DIRECTLY
----------------------------- ---------------------------------------------------------------------
 Through Your Investment       Contact your investment representative
 Representative
----------------------------- ---------------------------------------------------------------------

 By Telephone /               o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer      8222 or use the automated phone system 1-800-368-7550.
(ETF)
-----------------------------

                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                market funds, and next day for all other WELLS FARGO ADVANTAGE
                                FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                                available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              ---------------------------------------------------------------------
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                               Center is located at 100 Heritage Reserve, Menomonee Falls,
                               Wisconsin 53051.

----------------------------- ---------------------------------------------------------------------



GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


   o  REDEMPTION FEES. Your redemptions are net of any redemption fee.


   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with



                                                           HOW TO SELL SHARES 39
     unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.



REDEMPTION FEES
For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).



Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.



   o  shares that were purchased with reinvested distributions;



   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);


   o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7));



   o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;


   o to effect non-discretionary portfolio rebalancing associated with certain retirement plans;


   o  taking out a distribution or loan from a defined contribution plan;


   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


   o  due to participation in the Systematic Withdrawal Plan;



   o  Wells Fargo Advantage Fund of Funds transactions and transactions by
      Section 529 college savings plan accounts; and



   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


 40 HOW TO SELL SHARES

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.



                                                           HOW TO SELL SHARES 41

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.



o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.



o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.


o The High Income Fund and Short-Term High Yield Bond Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.



The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to



 42 HOW TO EXCHANGE SHARES
which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.



                                                       HOW TO EXCHANGE SHARES 43

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.



o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.



STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.



TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 44 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 45

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



 46 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.



CORPORATE BOND FUND

ADVISOR CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,     OCT. 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                 2006         20053        2004          2003         2002          2001

 NET ASSET VALUE, BEGINNING OF PERIOD               $    10.58    $    10.67   $    10.42    $     9.54   $    10.80    $    10.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.49          0.29         0.49          0.52         0.63          0.74
  Net realized and unrealized gain (loss)
   on investments                                        (0.62)        (0.09)        0.25          0.88        (1.25)         0.38
                                                    ----------    ----------   ----------    ----------   ----------    ----------
  Total from investment operations                       (0.13)         0.20         0.74          1.40        (0.62)         1.12
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.49)        (0.29)       (0.49)        (0.52)       (0.64)        (0.74)
  Distributions from net realized gain                    0.00          0.00         0.00          0.00         0.00          0.00
                                                    ----------    ----------   ----------    ----------   ----------    ----------
  Total distributions                                    (0.49)        (0.29)       (0.49)        (0.52)       (0.64)        (0.74)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $     9.96    $    10.58   $    10.67    $    10.42   $     9.54    $    10.80
                                                    ==========    ==========   ==========    ==========   ==========    ==========
 TOTAL RETURN1                                           (1.33)%        1.85%        7.29%        14.89%       (5.84)%       10.98%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $   13,899    $   17,440   $   20,396    $   28,663   $   30,529    $   32,041
  Ratios to average net assets5:
  Ratios of expenses to average net assets                1.00%         1.07%        1.12%         1.13%        1.12%         1.15%
  Ratio of net investment income (loss) to
   average net assets                                     4.68%         4.60%        4.70%         5.10%        6.40%         6.72%
  Portfolio turnover rate4                                 157%           85%         133%          205%         412%          341%
  Ratio of expenses to average net assets prior
   to waived fees and  reimbursed expenses2,5             1.11%         1.23%        1.20%         1.16%        1.15%         1.29%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5  Ratios shown for periods of less than one year are annualized.

 48 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

ADVISOR CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,     OCT. 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                 2006         20053        2004          2003         2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD               $    10.77    $    10.93   $    11.05    $    11.35   $    11.25    $    10.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.43          0.20         0.25          0.25         0.42          0.54
  Net realized and unrealized gain (loss)
   on investments                                        (0.51)        0.004         0.21          0.07         0.30          0.92
                                                    ----------    ----------   ----------    ----------   ----------    ----------
  Total from investment operations                       (0.08)         0.20         0.46          0.32         0.72          1.46
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.48)        (0.24)       (0.35)        (0.36)       (0.46)        (0.54)
  Distributions from net realized gain                   (0.06)        (0.12)       (0.23)        (0.26)       (0.16)         0.00
                                                    ----------    ----------   ----------    ----------   ----------    ----------
  Total distributions                                    (0.54)        (0.36)       (0.58)        (0.62)       (0.62)        (0.54)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $    10.15    $    10.77   $    10.93    $    11.05   $    11.35    $    11.25
                                                    ==========    ==========   ==========    ==========   ==========    ==========
 TOTAL RETURN1                                           (0.74)%        1.85%        4.27%         2.89%        6.77%        14.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $   60,242    $   69,267   $   76,283    $  120,753   $  106,721    $   12,371
  Ratios to average net assets5:
  Ratios of expenses to average net assets                0.95%         1.07%        1.12%         1.11%        1.10%         1.14%
  Ratio of net investment income (loss) to
   average net assets                                     4.14%         3.33%        2.57%         2.33%        3.68%         4.50%
  Portfolio turnover rate6                                 207%          139%         390%          531%         519%          552%
  Ratio of expenses to average net assets prior
   to waived fees and  reimbursed expenses2,5             1.05%         1.16%        1.18%         1.12%        1.14%         1.36%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

4  Amount calculated is less than $0.005.
5  Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 49

HIGH INCOME FUND

ADVISOR CLASS SHARES-COMMENCED ON FEBRUARY 29, 2000

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,     OCT. 31,      OCT. 31,     OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                                2006          20054        2004          2003         2002           2001
NET ASSET VALUE, BEGINNING OF PERIOD                $     7.63    $     7.84   $     7.49    $     6.31   $     7.74    $     9.67
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                             0.53          0.30         0.53          0.55         0.77          1.01
 Net realized and unrealized gain (loss)
  on investments                                          0.02         (0.21)        0.35          1.18        (1.43)        (1.93)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 Total from investment operations                         0.55          0.09         0.88          1.73        (0.66)        (0.92)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                (0.55)        (0.30)       (0.53)        (0.55)       (0.77)        (1.01)
 Distributions from net realized gain                     0.00          0.00         0.00          0.00         0.00          0.00
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 Total distributions                                     (0.55)        (0.30)       (0.53)        (0.55)       (0.77)        (1.01)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
NET ASSET VALUE, END OF PERIOD                      $     7.63    $     7.63   $     7.84    $     7.49   $     6.31    $     7.74
                                                    ==========    ==========   ==========    ==========   ==========    ==========
TOTAL RETURN1                                             7.34%         1.16%       12.11%        28.39%       (9.44)%      (10.28)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                   $  113,433    $   17,681   $   22,315    $   29,587   $   17,257    $   14,821
 Ratios to average net assets2:
 Ratios of expenses to average net assets                 0.87%         1.06%        1.13%         1.11%        1.13%         1.13%
 Ratio of net investment income (loss) to
  average net assets                                      6.39%         6.59%        6.90%         7.74%       10.45%        11.31%
 Portfolio turnover rate5                                   98%           52%         133%          172%         120%          114%
 Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses2,3               1.17%         1.20%        1.20%         1.15%        1.20%         1.61%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2  Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 50 FINANCIAL HIGHLIGHTS

SHORT-TERM BOND FUND

ADVISOR CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,      OCT. 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                 2006          20053         2004          2003         2002          2001

NET ASSET VALUE, BEGINNING OF PERIOD                $     8.62    $     8.77    $     8.81    $     8.78   $     9.40    $     9.34
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                             0.35          0.18          0.26          0.29         0.42          0.58
 Net realized and unrealized gain (loss)
  on investments                                         (0.13)        (0.14)        (0.01)         0.07        (0.60)         0.06
                                                    ----------    ----------    ----------    ----------   ----------    ----------
 Total from investment operations                         0.22          0.04          0.25          0.36        (0.18)         0.64
                                                    ----------    ----------    ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                (0.37)        (0.19)        (0.29)        (0.33)       (0.44)        (0.58)
 Distributions from net realized gain                     0.00          0.00          0.00          0.00         0.00          0.00
                                                    ----------    ----------    ----------    ----------   ----------    ----------
 Total distributions                                     (0.37)        (0.19)        (0.29)        (0.33)       (0.44)        (0.58)
                                                    ----------    ----------    ----------    ----------   ----------    ----------
NET ASSET VALUE, END OF PERIOD                      $     8.47    $     8.62    $     8.77    $     8.81   $     8.78    $     9.40
                                                    ==========    ==========    ==========    ==========   ==========    ==========
TOTAL RETURN1                                             2.60%         0.45%         2.87%         4.19%       (1.89)%        6.93%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                   $    6,035    $    8,142    $   10,240    $   14,203   $    9,369    $    9,657
 Ratios to average net assets4:
 Ratios of expenses to average net assets                 0.85%         1.04%         1.12%         1.13%        1.13%         1.13%
 Ratio of net investment income (loss) to
  average net assets                                      4.14%         3.53%         2.96%         3.14%        4.66%         5.47%
 Portfolio turnover rate5                                   28%           14%           37%           97%         154%          129%
 Ratio of expenses to average net assets prior
  to waived fees and  reimbursed expenses2,4              1.09%         1.18%         1.19%         1.15%        1.16%         1.34%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

4  Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 51

SHORT-TERM HIGH YIELD BOND FUND

ADVISOR CLASS SHARES-COMMENCED ON FEBRUARY 29, 2000

For a share outstanding throughout each period


                                                      MAY 31,       MAY 31,     OCT. 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                 2006         20054        2004          2003          2002         2001

NET ASSET VALUE, BEGINNING OF PERIOD                $     8.51    $     8.69   $     8.66    $     8.28   $     8.93    $     9.88
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                             0.43          0.22         0.39          0.46         0.60          0.79
 Net realized and unrealized gain
  (loss) on investments                                  (0.02)        (0.18)        0.03          0.38        (0.65)        (0.95)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 Total from investment operations                         0.41          0.04         0.42          0.84        (0.05)        (0.16)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                (0.43)        (0.22)       (0.39)        (0.46)       (0.60)        (0.79)
 Distributions from net realized gain                     0.00          0.00         0.00          0.00         0.00          0.00
                                                    ----------    ----------   ----------    ----------   ----------    ----------
 Total distributions                                     (0.43)        (0.22)       (0.39)        (0.46)       (0.60)        (0.79)
                                                    ----------    ----------   ----------    ----------   ----------    ----------
NET ASSET VALUE, END OF PERIOD                      $     8.49    $     8.51   $     8.69    $     8.66   $     8.28    $     8.93
                                                    ==========    ==========   ==========    ==========   ==========    ==========
TOTAL RETURN1                                             4.94%         0.47%        4.96%        10.35%       (0.68)%       (1.92)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (MM)                     $   30,637    $   40,297   $   55,553    $   73,487   $   27,751    $   17,544
 Ratios to average net assets2,3:
 Ratios of expenses to average net assets                 0.95%         1.09%        1.12%         1.12%        1.12%         1.13%
 Ratio of net investment income (loss) to
  average net assets                                      5.05%         4.32%        4.54%         5.23%        6.82%         7.95%
 Portfolio turnover rate5                                   60%           31%          71%          117%          86%           73%
 Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses2,3               1.20%         1.23%        1.20%         1.16%        1.18%         1.30%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2  Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 52 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM INCOME FUND

ADVISOR CLASS SHARES-COMMENCED ON AUGUST 31, 1999

For a share outstanding throughout each period


                                                      MAY 31,      MAY 31,     OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                2006         20054        2004          2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD               $     9.17   $     9.21   $     9.33    $     9.41    $     9.82    $     9.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.39         0.16         0.20          0.24          0.34          0.55
  Net realized and unrealized gain (loss)
   on investments                                        (0.02)       (0.02)       (0.07)        (0.01)        (0.35)        (0.05)
                                                    ----------   ----------   ----------    ----------    ----------    ----------
  Total from investment operations                        0.37         0.14         0.13          0.23         (0.01)         0.50
                                                    ----------   ----------   ----------    ----------    ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.42)       (0.18)       (0.25)        (0.31)        (0.40)        (0.56)
  Distributions from net realized gain                    0.00         0.00         0.00          0.00          0.00          0.00
                                                    ----------   ----------   ----------    ----------    ----------    ----------
  Total distributions                                    (0.42)       (0.18)       (0.25)        (0.31)        (0.40)        (0.56)
                                                    ----------   ----------   ----------    ----------    ----------    ----------
 NET ASSET VALUE, END OF PERIOD                     $     9.12   $     9.17   $     9.21    $     9.33    $     9.41    $     9.82
                                                    ==========   ==========   ==========    ==========    ==========    ==========
 TOTAL RETURN1                                            4.06%        1.55%        1.45%         2.49%        (0.06)%        5.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $   50,913   $   59,097   $   87,760    $  145,769    $   97,990    $   81,827
  Ratios to average net assets2,3:
  Ratios of expenses to average net assets                0.80%        1.03%        1.12%         1.12%         1.10%         1.13%
  Ratio of net investment income (loss) to
   average net assets                                     4.23%        2.98%        2.25%         2.37%         3.55%         4.93%
  Portfolio turnover rate5                                  26%          17%          26%           94%           50%           70%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,3              1.06%        1.15%        1.17%         1.12%         1.11%         1.16%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2  Ratios shown for periods of less than one year are annualized.
3 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 53

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266



On the Internet:
www.wellsfargo.com/advantagefunds



From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    100010 10-06
                                                                   106IFAV/P1005
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                OCTOBER 1, 2006


                                   Prospectus

                                    Class Z

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Total Return Bond Fund

Ultra-Short Duration Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                          3
Total Return Bond Fund                        4
Ultra-Short Duration Bond Fund                8
Description of Principal Investment Risks    13


--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                16
The Investment Adviser                       16
The Sub-Adviser and Portfolio Managers       16
Dormant Investment Advisory Arrangements     17
Dormant Multi-Manager Arrangement            18

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       19
How to Open an Account    20
How to Buy Shares         22
How to Sell Shares        24
How to Exchange Shares    27
Account Policies          29

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  31
Taxes                          32
Master/Gateway/SM/ Structure   33
Financial Highlights           34
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:


o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Fund offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Total Return Bond Fund and Ultra-Short Duration Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------

MASTER/GATEWAY STRUCTURE

The Total Return Bond Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER TO MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
6/30/1997
CLASS Z
Ticker: WTRZX

INVESTMENT OBJECTIVE

The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Active Trading Risk
      o Counter-Party Risk

      o Debt Securities Risk
      o Derivatives Risk

      o Foreign Investment Risk
      o Issuer Risk
      o Leverage Risk

      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                        TOTAL RETURN BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund.


[GRAPHIC APPEARS HERE]

                       Calendar Year Total Returns for Class Z/1/
                                  as of 12/31 each year
1998        1999        2000       2001       2002       2003       2004       2005
8.45%       -0.84%     11.78%      8.43%      9.93%      4.38%      4.02%      1.85%


            BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        4.84%
  Worst Quarter:     Q2    2004      - 2.41%



          The Fund's year-to-date performance through June 30, 2006, was
          -0.91%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR        5 YEARS       LIFE OF FUND1
 CLASS Z1
  Returns Before Taxes                                                  1.85%         5.68%            6.30%
  Returns After Taxes on Distributions2                                 0.54%         3.72%            3.87%
  Returns After Taxes on Distributions and Sale of Fund Shares2         1.20%         3.67%            3.88%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX3                             2.43%         5.87%            2.92%
  (reflects no deduction for fees, expenses or taxes)



1 Class Z shares incepted on April 11, 2005. Performance for the Class Z shares prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Fund, adjusted to reflect the expenses of the Class Z shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 6 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases         None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                         0.41%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses2                                          0.78%
  TOTAL ANNUAL FUND OPERATING EXPENSES4                    1.19%
  Fee Waivers                                              0.24%
  NET EXPENSES3                                            0.95%



1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets:
   0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.
4 Includes net expenses allocated from the Total Return Bond Portfolio. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.22% for the Class Z shares.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $            97
   3 Years     $           354
   5 Years     $           631
  10 Years     $         1,422


                                                        TOTAL RETURN BOND FUND 7

ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
3/31/1994

CLASS Z
Ticker: STGBX


INVESTMENT OBJECTIVE
The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in below investment-grade debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in debt securities, including U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest a significant amount in mortgage- and asset-backed securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be one year or less.

We employ a top-down macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 ULTRA-SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


      o Counter-Party Risk
      o Debt Securities Risk

      o Derivatives Risk

      o Foreign Investment Risk
      o High Yield Securities Risk
      o Issuer Risk
      o Leverage Risk

      o Liquidity Risk

      o Management Risk
      o Market Risk
      o Mortgage- and Asset-Backed Securities Risk
      o Regulatory Risk
      o Stripped Securities Risk

      o U.S. Government Obligations Risk



These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                ULTRA-SHORT DURATION BOND FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra-Short Duration Bond Fund was organized as the successor fund to the Strong Advisor Short Duration Bond Fund.


[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class Z/1/
                                            as of 12/31 each year
 1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
10.02%      6.68%      4.08%      5.77%      6.49%      5.01%      1.28%      2.26%      0.97%      2.64%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    1997         2.95%
  Worst Quarter:      Q1    2002       - 0.68%


          The Fund's year-to-date performance through June 30, 2006, was 2.11%.



 10 ULTRA-SHORT DURATION BOND FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR    5 YEARS        10 YEARS
 CLASS Z1
  Returns Before Taxes                                                  2.64%      2.42%         4.49%
  Returns After Taxes on Distributions2                                 1.34%      1.05%         2.38%
  Returns After Taxes on Distributions and Sale of Fund Shares2         1.71%      1.24%         2.51%
 LEHMAN BROTHERS 9-12 MONTHS U.S. SHORT TREASURY INDEX3                 2.52%      2.87%         4.33%
  (reflects nodeduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX4,5          1.77%      4.15%         5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM U.S.GOVERNMENT/CREDIT BOND INDEX6           2.92%       N/A           N/A
  (reflects no deduction for fees, expenses or taxes)



1 Class Z shares incepted on March 31, 1994. Performance shown for the Class Z shares prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor Short Duration Bond Fund, its predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.


6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.


                                               ULTRA-SHORT DURATION BOND FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases         None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                    0.45%
  Distribution (12b-1) Fees                           0.00%
  Other Expenses2                                     1.23%
  TOTAL ANNUAL FUND                                   1.68%
  OPERATING EXPENSES
  Fee Waivers                                         0.84%
  NET EXPENSES3                                       0.84%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions; and

     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $            86
   3 Years     $           447
   5 Years     $           834
  10 Years     $         1,917


 12 ULTRA-SHORT DURATION BOND FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.



ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.


 14 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 15

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street,
San Francisco, CA 94105, is the sub-adviser for the the Ultra-Short Duration Bond Fund and the Total Return Bond Portfolio,
including the master portfolio in which the Total Return Bond Fund invests substantially all of its assets. Accordingly, Wells
Capital Management is responsible for the day-to-day investment management activities of the Funds and master portfolio. Wells
Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MARIE CHANDOHA                    Ms. Chandoha is jointly responsible for managing the Total Return Bond Portfolio,
Total Return Bond Portfolio       which she has managed since 1999. Ms. Chandoha joined Wells Capital Management in
                                  2003 as a senior portfolio manager and serves as co-head of the Montgomery Fixed
                                  Income Investment Strategies Team. Prior to joining Wells Capital Management,
                                  Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Division at
                                  Montgomery Asset Management since 1999. Education: B.A., Economics, Harvard
                                  University.
JAY N. MUELLER, CFA               Mr. Mueller is jointly responsible for managing the Ultra-Short Duration Bond Fund,
Ultra-Short Duration Bond Fund    which hehas managed since 2004. Mr. Mueller joined Wells Capital Management in
                                  2005 as a portfolio manager specializing in macroeconomic analysis. Prior to joining
                                  Wells Capital Management, he served as a portfolio manager with Strong Capital
                                  Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                                  University of Chicago.
THOMAS O'CONNOR, CFA              Mr. O'Connor is jointly responsible for managing the Total Return Bond Portfolio, which
Total Return Bond Portfolio       he has managed since 2003. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is responsible for identifying value in mortgages. Prior to joining Wells Capital Management, Mr. O'Connor was a portfolio manager in the Fixed
                                  Income Division of Montgomery Asset Management from 2000 to 2003.
                                  Education: B.A., Business Administration, University of Vermont.
THOMAS M. PRICE, CFA              Mr. Price is jointly responsible for managing the Ultra-Short Duration Bond Fund, which
Ultra-Short Duration Bond Fund    he has managed since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells
                                  Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since
                                  1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                                  Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                                  School of Management, Northwestern University.
WILLIAM STEVENS                   Mr. Stevens is jointly responsible for managing the Total Return Bond Portfolio, which
Total Return Bond Portfolio       he has managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                                  Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                                  Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                                  University; M.B.A., Harvard Business School.

==============================


DORMANT INVESTMENT ADVISORY ARRANGEMENTS

Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 17
portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund described above, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for Funds. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 18 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 19

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------



INVESTORS WHO MAY PURCHASE CLASS Z SHARES

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:


o Investors who received Class Z shares in the reorganization of the Strong Funds into the WELLS FARGO ADVANTAGE FUNDS;

o Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;


o Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds Management, and affiliates of these entities, and each of their family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law));


o Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;

o Certain institutional investors purchasing more than $1 million of Class Z shares;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o  Any Internal Revenue Code Section 529 college savings plan;


o  Any accounts in a fee-based advisory program managed by Funds Management; and

o Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.


You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


     o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN

Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS

In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling


 20 HOW TO OPEN AN ACCOUNT
agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.



 MINIMUM INVESTMENTS                     INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
---------------------------------------  -------------------------------------------------  ----------------------------------------
 Regular accounts                        $2,500                                             $100
 Automatic Investment Plans              $   50                                             $ 50
 IRAs, IRA rollovers, Roth IRAs          $ 1000                                             $100
 UGMA/UTMA accounts Employer             $   50                                             $ 50
 Sponsored Retirement Plans              no minimum                                         no minimum
 BUYING SHARES                           OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
---------------------------------------  -------------------------------------------------  ----------------------------------------
 Through Your Investment Representative  Contact your investment representative             Contact your investment representative
---------------------------------------  -------------------------------------------------  ----------------------------------------
 By Mail                                 o Complete and sign your account application.      o Fill out the deposit slip from your
---------------------------------------  o Mail the application with your check made        account statement. If you do not have a
                                         payable to the Fund to Investor Services at:       slip, include a note with your name, the
                                                                                            Fund name, and your account number.
                                                        REGULAR MAIL
                                         -------------------------------------------------  o Mail the deposit slip or note with
                                                 WELLS FARGO ADVANTAGE FUNDS                your check made payable to the Fund to
                                                        P.O. Box 8266                       the address on the left.
                                                   Boston, MA 02266-8266

                                                       OVERNIGHT ONLY
                                         -------------------------------------------------
                                                WELLS FARGO ADVANTAGE FUNDS
                                                Attn: CCSU-Boston Financial
                                                        30 Dan Road
                                                   Canton, MA 02021-2809
                                         -------------------------------------------------
 By Telephone                            A new account may not be opened by                 To buy additional shares or to buy
--------------------------------------   telephone unless you have another Wells            shares of a new Fund call:
                                         Fargo Advantage Fund account with your             o Investor Services at
                                         bank information on file. If you do not            1-800-222-8222 or
                                         currently have an account, refer to the section    o 1-800-368-7550 for the
                                         on buying shares by mail or wire.                  automated phone system
                                         -------------------------------------------------- ----------------------------------------
 In Person                               Investors are welcome to visit the Funds'          See instructions shown to the left.
---------------------------------------  Investor Center in person to ask questions or      ----------------------------------------
                                         conduct any Fund transaction. The Investor
                                         Center is located at 100 Heritage Reserve,
                                         Menomonee Falls, Wisconsin 53051.
                                         --------------------------------------------------


 22 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire                                                      To buy additional shares, instruct
--------------                                                your bank or financial institution to
               o Complete, sign and mail your account         use the same wire instructions
               application (refer to the section on buying    shown to the left.
               shares by mail)                                --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account Number and any
               applicable share class)
               Account Name: Provide your name as registered
               on the Fund account
               ---------------------------------------------
 By Internet    A new account may not be opened by            o To buy additional shares or buy
               Internet unless you have another Wells Fargo   shares of a new Fund, visit our
               Advantage Fund account with your bank          Web site at
               information on file. If you do not currently   www.wellsfargo.com/
               have an account, refer to the section on       advantagefunds.
               buying shares by mail or wire.
                                                              o Subsequent online purchases
                                                              have a minimum of $100 and a
                                                              maximum of $100,000.
-------------- --------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL INVESTMENT WAIVERS. We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 23

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------- Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                Investors are welcome to visit the Funds' Investor Center in person
------------------------- to ask questions or conduct any Fund transaction. The Investor
                          Center is located at 100 Heritage Reserve, Menomonee Falls,
                          Wisconsin 53051.
                          ----------------------------------------------------------------------


 24 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there has been no changes communicated to us within the last 30 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. We are not liable for telephone instructions that are reasonably believed to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to 7 business days before we will send your


                                                           HOW TO SELL SHARES 25
     redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 26 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra-Short Duration Bond Fund, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Ultra-Short Duration Bond Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra-Short Duration Bond Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra-Short Duration Bond Fund or its shareholders. Although the policies adopted by the Ultra-Short Duration Bond Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If


                                                       HOW TO EXCHANGE SHARES 27

Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


 28 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o must have a Fund account valued at $10,000 or more;
     o must have your distributions reinvested; and

   o may not simultaneously participate in the Automatic Investment Plan (this condition does not apply to the Ultra-Short Duration Bond Fund).


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.


It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


HOUSEHOLDING

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 29

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


 30 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 31

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds has built up, or has the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 32 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------


The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Total Return Bond Fund invests. The portfolio's investment objective is provided followed by a description of the portfolio's investment strategies.



 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-and asset-backed securities.
                                As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years. We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.



THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.




=============================
WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Total Return Bond
Portfolio in which the Total Return Bond Fund invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The
Sub-Adviser and Portfolio Managers" sub-section.






                                                 MASTER/GATEWAY/SM/ STRUCTURE 33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


TOTAL RETURN BOND FUND

CLASS Z SHARES-COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                                        MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                                   2006             20051
 NET ASSET VALUE, BEGINNING OF PERIOD                   $12.41          $ 12.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.46             0.06
  Net realized and unrealized gain (loss)on investments  (0.59)            0.22
                                                         -----        ---------
  Total income from investment operations                (0.13)            0.28
                                                         -----        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.47)           (0.06)
  Distributions from net realized gain                    0.00             0.00
                                                        ------        ---------
  Total distributions                                    (0.47)           (0.06)
                                                        ------        ---------
 NET ASSET VALUE, END OF PERIOD                         $11.81          $ 12.41
                                                        ======        =========
 TOTAL RETURN2                                           (1.03)            2.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                      $6,578          $29,204
  Ratios to average net assets4:
  Ratio of expenses to average net assets                 0.95%6           0.95%
  Ratio of net investment income (loss) to
   average net assets                                     3.74             3.42%
  Portfolio turnover rate5                                 704%7            767%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses3,4        1.19%6           1.23%


1  For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
2 Total returns do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4  Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
7  Excluding TBA, the portfolio turnover ratio is 431%.


 34 FINANCIAL HIGHLIGHTS

ULTRA-SHORT DURATION BOND FUND

CLASS Z SHARES-COMMENCED ON MARCH 31, 1994

For a share outstanding throughout each period


                                                   MAY 31,       MAY 31,       OCT. 31,     OCT. 31,       OCT. 31,    OCT. 31,
 FOR THE PERIOD ENDED:                              2006         20053           2004         2003           2002       2001
 NET ASSET VALUE, BEGINNING OF PERIOD              $ 9.61        $ 9.67        $ 9.80        $ 9.86        $  10.19    $ 10.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.376         0.14          0.15          0.18            0.35       0.54
  Net realized and unrealized gain (loss)
   on investments                                   (0.05)        (0.03)        (0.03)         0.08           (0.34)      0.14
                                                   ------        ------       -------       -------        --------    --------
  Total from investment operations                   0.32          0.11          0.12          0.26            0.01       0.68
                                                   ------        ------       -------       -------        --------    -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          (0.40)        (0.17)        (0.25)        (0.32)          (0.34)     (0.63)
  Distributions from net realized gain               0.00          0.00          0.00          0.00            0.00       0.00
                                                   ------        ------       -------       -------        --------    -------
  Total distributions                               (0.40)        (0.17)        (0.25)        (0.32)          (0.34)     (0.63)
                                                   ------        ------       -------       -------        --------    -------
 NET ASSET VALUE, END OF PERIOD                    $ 9.53        $ 9.61       $  9.67       $  9.80         $  9.86    $ 10.19
                                                   ======        ======       =======       =======        ========    =======
 TOTAL RETURN1                                       3.45%         1.18%         1.25%         2.62%           0.15%      6.84%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $9,261       $12,961       $15,898       $27,021         $30,194    $47,219
  Ratios to average net assets:4
  Ratios of expenses to average net assets           0.89%7        0.99%         1.12%         1.07%           1.15%      1.24%
  Ratio of net investment income (loss) to
   average net assets                                3.82%         2.59%         1.69%         1.87%           3.55%      5.30%
  Portfolio turnover rate5                             23%            9%           28%           90%            204%       221%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,4         1.68%         1.15%         1.16%         1.08%           1.16%      1.24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 through May 31, 2005.

4  Ratios shown for periods of less than one year are annualized.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Effective October 1, 2005, the expense cap for the Ultra Short Duration Bond Fund - Class Z changed from 0.97% to 0.84%. The blended expense cap as of May 31, 2006, is 0.89%.


                                                         FINANCIAL HIGHLIGHTS 35

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    100013 10-06
                                                                    106IFZ/P1002
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                OCTOBER 1, 2006



                                   Prospectus

WELLS FARGO ADVANTAGE FUNDSSM -  WEALTHBUILDER PORTFOLIOS


Conservative Allocation Portfolio


Moderate Balanced Portfolio


Growth Balanced Portfolio


Growth Allocation Portfolio


Equity Portfolio


Tactical Equity Portfolio


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. PORTFOLIO SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE PORTFOLIOS

INFORMATION ABOUT EACH PORTFOLIO YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES




Key Portfolio Information                    3
Conservative Allocation Portfolio            4
Moderate Balanced Portfolio                  8
Growth Balanced Portfolio                   12
Growth Allocation Portfolio                 16
Equity Portfolio                            20
Tactical Equity Portfolio                   24
The Underlying Funds                        28
Description of Principal Investment Risks   29





--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
PORTFOLIOS
INFORMATION ABOUT THE PORTFOLIOS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


About Wells Fargo Funds Trust              33
The Investment Adviser                     33
The Sub-Adviser and Portfolio Managers     33
Dormant Multi-Manager Arrangement          34




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW PORTFOLIO SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE PORTFOLIO SHARES


Pricing Portfolio Shares                   36
How to Open an Account                     37
How to Buy Shares                          41
How to Sell Shares                         43
How to Exchange Shares                     46
Account Policies                           48


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                              50
Taxes                                      51
Financial Highlights                       52
For More Information Back Cover



Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO/SM/ is referred to as the Conservative Allocation Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO/SM/ is referred to as the Moderate Balanced Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO/SM/ is referred to as the Growth Balanced Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO/SM/ is referred to as the Growth Allocation Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO/SM/ is referred to as the Equity Portfolio; and the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO/SM/ is referred to as the Tactical Equity Portfolio.




The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Portfolio shares to any registration requirement within such jurisdiction or country.

KEY PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Portfolios within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Portfolios' other service providers. "You" refers to the shareholder or potential investor.


ABOUT WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/
The WealthBuilder Portfolios are funds-of-funds that invest in various affiliated and unaffiliated mutual funds (Underlying Funds) to pursue their investment objectives. The Portfolios are designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio allocates its assets across either various stock investment styles or across both stock and bond investment styles through investment in Underlying Funds. In turn, each Underlying Fund invests its assets according to its own investment objective and investment style.

Each Portfolio holds an investment portfolio of stock funds for growth potential, and four of the Portfolios - the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios - hold an investment portfolio of bond funds for income production, decreased volatility and increased price stability. We may select from a wide range of Underlying Funds based upon changing markets and risk/return characteristics. Accordingly, each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among Underlying Funds.
--------------------------------------------------------------------------------
ASSET ALLOCATION STRATEGY


We allocate each Portfolio's investments in accordance with the Portfolio's investment objective. We utilize a model-driven approach to help us determine the optimal asset allocations for a Portfolio's holdings in various stock investment styles, or various stock and bond investment styles. These proprietary asset allocation models utilize various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assist us in making allocation determinations. The effective allocations for the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios are determined using the Tactical Asset Allocation (TAA) Model, while the effective allocations for the Tactical Equity Portfolio are determined using the Tactical Equity Allocation (TEA) Model. The target allocation for the Equity Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio's assets invested in various Underlying Funds will vary over time. When the Portfolio's actual allocations deviate from the target allocations, we rebalance the Portfolio primarily through the use of daily cash flows.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


The investment objective of each Portfolio in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

o   what the Portfolio is trying to achieve;
o   how we intend to invest your money; and
o what makes the Portfolio different from the other Portfolios offered in this Prospectus.


This section also provides a summary of each Portfolio's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Portfolio's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Equity Portfolio and Tactical Equity Portfolio concerning "80% of the Portfolio's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for each Portfolioand indirectly, the principal risks associated for the Underlying Funds in which each Portfolio invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Portfolio.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION

This section provides a percentage breakdown of a Portfolio's assets across different investment styles compared to the Portfolio's target investment range.

                                                     KEY PORTFOLIO INFORMATION 3

CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGERS
Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas




PORTFOLIO INCEPTION:
9/30/2004

Ticker: WBCAX

INVESTMENT OBJECTIVE
The Conservative Allocation Portfolio seeks current income with a secondary emphasis on capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating 20% of its assets to stock funds and 80% of its assets to bond funds. Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.



The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds assist in moderating the volatility of the Portfolio and providing income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.



Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company and international. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class, but may also limit upside potential.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

        o  Counter-Party Risk
        o  Currency Risk
        o  Debt Securities Risk
        o  Derivatives Risk
        o  Emerging Markets Risk
        o  Foreign Investment Risk
        o  High Yield Securities Risk
        o  Issuer Risk
        o  Leverage Risk

        o  Liquidity Risk
        o  Management Risk
        o  Market Risk
        o  Mortgage- and Asset-Backed Securities Risk
        o  Regulatory Risk
        o  Small Company Investment Risk
        o  Underlying Funds Risk
        o  U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 4 CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.





                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION         NEUTRAL      TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 STOCK FUNDS                        20%            15 - 25%
 BONDS FUNDS                        80%            75 - 85%




  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31, 2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                                                                          6%
  STYLE LARGE COMPANY VALUE STYLE                                                               5%
  SMALL COMPANY STYLE                                                                           4%
  INTERNATIONAL STYLE                                                                           4%
                                                                                            -----
  TOTAL                                                                                        19%
                                                                                            -----
 BOND FUND STYLES:
  SHORT TERM U.S. TREASURY, GOVERNMENT OBLIGATIONS, AND MORTGAGE-RELATED SECURITIES            31%
  INTERMEDIATE AND LONG TERM U.S. TREASURY, GOVERNMENT OBLIGATIONS, AND MORTGAGE-RELATED       20%
  SECURITIES INVESTMENT GRADE                                                                  20%
  CORPORATE BONDS HIGH-YIELD CORPORATE                                                          5%
  BONDS INTERNATIONAL OBLIGATIONS                                                               5%
                                                                                            -----
  TOTAL                                                                                        81%
                                                                                            -----
 TOTAL PORTFOLIO ASSETS                                                                       100%



ALLOCATIONS USING FUTURES AS OF MAY 31, 2006
 STOCK FUND STYLES:              24%
 BOND FUND STYLES:               76%
                             ------
 TOTAL                          100%
                             ------



                                             CONSERVATIVE ALLOCATION PORTFOLIO 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




   Calendar Year Total Returns/1/ as of 12/31 each year
                              2005
                              2.10%




           BEST AND WORST QUARTER
  Best Quarter:       Q2    2005       1.76%
  Worst Quarter:      Q1    2005      -1.46%


   The Portfolio's year-to-date performance through June 30, 2006, was 0.61%.




 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                                                    1 YEAR      LIFE OF PORTFOLIO1
 CONSERVATIVE ALLOCATION PORTFOLIO1
  Returns Before Taxes                                                       0.57%             2.86%
  Returns After Taxes on Distributions2                                     -0.08%             2.26%
  Returns After Taxes on                                                     0.37%             2.09%
Distributions and Sale of Portfolio Shares2 S&P 500 INDEX3                   4.91%            11.52%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX4                               2.37%             9.76%
  (reflects no deduction for fees, expenses or taxes)
 WEALTHBUILDER CONSERVATIVE ALLOCATION COMPOSITE INDEX5                      2.93%             4.48%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Portfolio incepted on September 30, 2004. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.
5 The WealthBuilder Conservative Allocation Composite Index is comprised 20% of the S&P 500 Index's and 80% of the Lehman Brothers U.S. Aggregate Bond Index's holdings. You cannot invest directly in an index.



 6 CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases          1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None1
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)
  Management Fees2                     0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.67%
  TOTAL ANNUAL PORTFOLIO               1.62%
  OPERATING EXPENSES4
  Fee Waivers                          0.12%
  NET EXPENSES5                        1.50%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.59%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.


5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;

   o You reinvest all distributions (to which sales charges do not apply);
   and

   o The Portfolio's operating expenses remain the same.


The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



 If you sell your shares at the end of the period:
   1 Year                               $   300
   3 Years                              $   642
   5 Years                              $ 1,007
  10 Years                              $ 2,033



                                             CONSERVATIVE ALLOCATION PORTFOLIO 7

MODERATE BALANCED PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGERS
Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas




PORTFOLIO INCEPTION:
9/30/2004

Ticker: WBBBX

INVESTMENT OBJECTIVE
The Moderate Balanced Portfolio seeks a combination of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating 60% of its assets to bond funds and 40% of its assets to stock funds. Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.



The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds assist in moderating the volatility of the Portfolio and providing income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.



Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company, and international. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class, but may also limit upside potential.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

        o  Counter-Party Risk
        o  Currency Risk
        o  Debt Securities Risk
        o  Derivatives Risk
        o  Emerging Markets Risk
        o  Foreign Investment Risk
        o  High Yield Securities Risk
        o  Issuer Risk
        o  Leverage Risk

        o  Liquidity Risk
        o  Management Risk
        o  Market Risk
        o  Mortgage- and Asset-Backed Securities Risk
        o  Regulatory Risk
        o  Small Company Investment Risk
        o  Underlying Funds Risk
        o  U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 8 MODERATE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.





                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION        NEUTRAL       TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 STOCK FUNDS                        40%            30-50%
 BONDS FUNDS                        60%            50-70%




  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31,
                       2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH STYLE                                                                  12%
  LARGE COMPANY VALUE STYLE                                                                   11%
  SMALL COMPANY STYLE                                                                          8%
  INTERNATIONAL STYLE                                                                          8%
                                                                                          ------
  TOTAL                                                                                       39%
                                                                                          ------
 BOND FUND STYLES:
  SHORT TERM U.S. TREASURY, GOVERNMENT OBLIGATIONS, AND MORTGAGE-RELATED SECURITIES           21%
  INTERMEDIATE AND LONG TERM U.S. TREASURY, GOVERNMENT OBLIGATIONS, AND MORTGAGE-RELATED      15%
  SECURITIES INVESTMENT GRADE                                                                 15%
  CORPORATE BONDS HIGH-YIELD CORPORATE                                                         5%
  BONDS INTERNATIONAL OBLIGATIONS                                                              5%
                                                                                          ------
  TOTAL                                                                                       61%
                                                                                          ------
 TOTAL PORTFOLIO ASSETS                                                                      100%



ALLOCATIONS USING FUTURES AS OF MAY 31,  2006
 STOCK FUND STYLES:              49%
 BOND FUND STYLES:               51%
                           --------
 TOTAL                          100%
                           --------



                                                   MODERATE BALANCED PORTFOLIO 9

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





   Calendar Year Total Returns/1/ as of 12/31 each year
                              2005
                              3.70%




           BEST AND WORST QUARTER
  Best Quarter:       Q3    2005       2.65%
  Worst Quarter:      Q1    2005      -1.99%


   The Portfolio's year-to-date performance through June 30, 2006, was 1.53%.




 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                                                    1 YEAR      LIFE OF PORTFOLIO1
 MODERATE BALANCED PORTFOLIO1
  Returns Before Taxes                                                       2.15%             6.17%
  Returns After Taxes on Distributions2                                      1.70%             5.74%
  Returns After Taxes on Distributions and Sale of Portfolio Shares2         1.41%             5.00%
 S&P 500 INDEX3                                                              4.91%            11.52%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX4                               2.37%             2.55%
  (reflects no deduction for fees, expenses or taxes)
 WEALTHBUILDER MODERATE BALANCED COMPOSITE INDEX5                            3.42%             6.24%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges.The Portfolio incepted on September 30, 2004. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.
5 The WealthBuilder Moderate Balanced Composite Index is comprised 40% of the S&P 500 Index's and 60% of the Lehman Brothers U.S. Aggregate Bond Index's holdings. You cannot invest directly in an index.



 10 MODERATE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases        1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None1
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)
  Management Fees2                     0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.65%
  TOTAL ANNUAL PORTFOLIO               1.60%
  OPERATING EXPENSES4
  Fee Waivers                          0.10%
  NET EXPENSES5                        1.50%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.68% . Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios,
    2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.


5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Portfolio's operating expenses remain the same.


The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



 If you sell your shares at the end of the period:
   1 Year                                  $   300
   3 Years                                 $   638
   5 Years                                 $   999
  10 Years                                 $ 2,013



                                                  MODERATE BALANCED PORTFOLIO 11

GROWTH BALANCED PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGERS
Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas




PORTFOLIO INCEPTION:
10/1/1997

Ticker: WBGBX

INVESTMENT OBJECTIVE
The Growth Balanced Portfolio seeks a combination of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating 65% of its assets to stock funds and 35% of its assets to bond funds. Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.



The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds assist in moderating the volatility of the Portfolio and providing income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.



Stock holdings are diversified across a wide range of stock fund styles, including large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of bond fund styles that consist of intermediate- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class but may also limit upside potential.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

        o  Counter-Party Risk
        o  Currency Risk
        o  Debt Securities Risk
        o  Derivatives Risk
        o  Emerging Markets Risk
        o  Foreign Investment Risk
        o  High Yield Securities Risk
        o  Issuer Risk
        o  Leverage Risk

        o  Liquidity Risk
        o  Management Risk
        o  Market Risk
        o  Mortgage- and Asset-Backed Securities Risk
        o  Regulatory Risk
        o  Small Company Investment Risk
        o  Underlying Funds Risk
        o  U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 12 GROWTH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.





                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION        NEUTRAL       TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 STOCK FUNDS                        65%            50-80%
 BONDS FUNDS                        35%            20-50%




  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31, 2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                                                19%
  STYLE
  LARGE COMPANY VALUE STYLE                                           19%
  SMALL COMPANY STYLE                                                 13%
  INTERNATIONAL STYLE                                                 13%
                                                               ---------
  TOTAL                                                               64%
                                                               ---------
 BOND FUND STYLES:
  U.S. TREASURY, GOVERNMENT OBLIGATIONS,  AND MORTGAGE-RELATED        13%
  SECURITIES INVESTMENT GRADE                                         13%
  CORPORATE BONDS HIGH-YIELD CORPORATE                                 5%
  BONDS INTERNATIONAL OBLIGATIONS                                      5%
                                                                ---------
  TOTAL                                                               36%
                                                                ---------
 TOTAL PORTFOLIO ASSETS                                              100%



ALLOCATIONS USING FUTURES AS OF MAY 31, 2006
 STOCK FUND STYLES:                                                   79%
 BOND FUND STYLES:                                                    21%
                                                                --------
 TOTAL                                                               100%
                                                                --------





                                                    GROWTH BALANCED PORTFOLIO 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




              Calendar Year Total Returns/1/ as of 12/31 each year
1998      1999    2000     2001      2002      2003   2004    2005
15.21%   14.45%   2.11%   -7.09%   -17.49%   24.26%   9.68%   4.73%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       17.55%
  Worst Quarter:      Q3    2002      -15.98%


   The Portfolio's year-to-date performance through June 30, 2006, was 2.90%.




 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                                                    1 YEAR      5 YEARS      LIFE OF PORTFOLIO1
 GROWTH BALANCED PORTFOLIO1
  Returns Before Taxes                                                      3.16%        1.51%           4.70%
  Returns After Taxes on Distributions2                                     2.05%        0.93%           3.89%
  Returns After Taxes on Distributions and Sale of Portfolio Shares2        2.59%        0.99%           3.62%
 S&P 500 INDEX3                                                             4.91%        0.55%           4.89%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX4                              2.37%        6.11%           6.30%
  (reflects no deduction for fees, expenses or taxes)
 WEALTHBUILDER GROWTH BALANCED COMPOSITE INDEX5                             4.04%        2.41%           5.34%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect sales charges. The Portfolio incepted on October 1, 1997. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.
5 The WealthBuilder Growth Balanced Composite Index is comprised 65% of the S&P 500 Index's and 35% of the Lehman Brothers U.S. Aggregate Bond Index's holdings.You cannot invest directly in an index.



 14 GROWTH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases         1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None1
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)
  Management Fees2                     0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.58%
  TOTAL ANNUAL PORTFOLIO               1.53%
  OPERATING EXPENSES4
  Fee Waivers                          0.03%
  NET EXPENSES5                        1.50%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.79% . Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios,
    2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.


5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
   and

     o The Portfolio's operating expenses remain the same.


The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



 If you sell your shares at
  the end of the period:
   1 Year                             $   300
   3 Years                            $   623
   5 Years                            $   969
  10 Years                            $ 1,944



                                                    GROWTH BALANCED PORTFOLIO 15

GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGERS
Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas




PORTFOLIO INCEPTION:
9/30/2004

Ticker: WBGGX

INVESTMENT OBJECTIVE
The Growth Allocation Portfolio seeks capital appreciation with a secondary emphasis on current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating 80% of its assets to stock funds and 20% of its assets to bond funds. Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.



The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds assist in moderating the volatility of the Portfolio and providing income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.



Stock holdings are diversified across a wide range of stock fund styles, including large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of bond fund styles that consist of intermediate- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class, but may also limit upside potential.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

        o  Counter-Party Risk
        o  Currency Risk
        o  Debt Securities Risk
        o  Derivatives Risk
        o  Emerging Markets Risk
        o  Foreign Investment Risk
        o  High Yield Securities Risk
        o  Issuer Risk
        o  Leverage Risk

        o  Liquidity Risk
        o  Management Risk
        o  Market Risk
        o  Mortgage- and Asset-Backed Securities Risk
        o  Regulatory Risk
        o  Small Company Investment Risk
        o  Underlying Funds Risk
        o  U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 16 GROWTH ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.





                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION        NEUTRAL       TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 STOCK FUNDS                        80%            65 - 95%
 BONDS FUNDS                        20%            5 - 35%




  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31, 2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                                             24%
  STYLE
  LARGE COMPANY VALUE STYLE                                        23%
  SMALL COMPANY STYLE                                              16%
  INTERNATIONAL STYLE                                              16%
                                                               ------
  TOTAL                                                            79%
                                                               ------
 BOND FUND STYLES:
  U.S. TREASURY, GOVERNMENT OBLIGATIONS, AND MORTGAGE-RELATED       7%
  SECURITIES INVESTMENT GRADE                                       8%
  CORPORATE BONDS HIGH-YIELD CORPORATE                              3%
  BONDS INTERNATIONAL OBLIGATIONS                                   3%
                                                               ------
  TOTAL                                                            21%
                                                               ------
 TOTAL PORTFOLIO ASSETS                                           100%



ALLOCATIONS USING FUTURES AS OF MAY 31, 2006
 STOCK FUND STYLES:                                                94%
 BOND FUND STYLES:                                                  6%
 TOTAL                                                            100%
                                                               ------





                                                  GROWTH ALLOCATION PORTFOLIO 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





   Calendar Year Total Returns/1/ as of 12/31 each year
                              2005
                              6.88%




           BEST AND WORST QUARTER
  Best Quarter:       Q3    2005       5.27%
  Worst Quarter:      Q1    2005      -2.47%


   The Portfolio's year-to-date performance through June 30, 2006, was 2.68%.




 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                                                    1 YEAR      LIFE OF PORTFOLIO1
 GROWTH ALLOCATION PORTFOLIO1
  Returns Before Taxes                                                       5.28%            11.82%
  Returns After Taxes on Distributions2                                      5.02%            11.53%
  Returns After Taxes on Distributions and Sale of Portfolio Shares2         3.47%             9.92%
 S&P 500 INDEX3                                                              4.91%            11.52%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX4                               2.37%             2.55%
  (reflects no deduction for fees, expenses or taxes)
 WEALTHBUILDER GROWTH ALLOCATION COMPOSITE INDEX5                            4.42%             9.76%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Portfolio incepted on September 30, 2004. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.

5 The WealthBuilder Growth Allocation Composite Index is comprised 80% of the S&P 500 Index's and 20% of the Lehman Brothers U.S. Aggregate Bond Index's holdings. You cannot invest directly in an index.



 18 GROWTH ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases        1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None1
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
  Management Fees2                     0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.68%
  TOTAL ANNUAL PORTFOLIO               1.63%
  OPERATING EXPENSES4
  Fee Waivers                          0.13%
  NET EXPENSES5                        1.50%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.83%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
       and

     o The Portfolio's operating expenses remain the same.


The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



 If you sell your shares at the end of the period:
   1 Year                                $   300
   3 Years                               $   644
   5 Years                               $ 1,011
  10 Years                               $ 2,043


                                                  GROWTH ALLOCATION PORTFOLIO 19

EQUITY PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGERS
Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas




PORTFOLIO INCEPTION:
10/1/1997

Ticker: WBGIX

INVESTMENT OBJECTIVE
The Equity Portfolio seeks long-term capital appreciation with no emphasis on income.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company growth, large company value, small company, and international. The Portfolio's allocation across equity styles is not model-driven and remains constant.


Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles helps to reduce the overall impact of poor performance in any one equity asset class.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

        o  Currency Risk
        o  Emerging Markets Risk
        o  Foreign Investment Risk
        o  Issuer Risk
        o  Leverage Risk
        o  Liquidity Risk

        o  Management Risk
        o  Market Risk
        o  Regulatory Risk
        o  Small Company Investment Risk
        o  Underlying Funds Risk
        o  U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 20 EQUITY PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations as of the most recent fiscal year-end.




         ALLOCATIONS AS OF MAY 31, 2006
  LARGE COMPANY GROWTH STYLE              30%
  LARGE COMPANY VALUE STYLE               30%
  SMALL COMPANY STYLE                     20%
  INTERNATIONAL STYLE                     20%
                                    --------
 TOTAL PORTFOLIO ASSETS                  100%
                                    --------






                                                             EQUITY PORTFOLIO 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




                    Calendar Year Total Returns/1/
as of 12/31 each year
1998      1999     2000      2001      2002     2003     2004    2005
14.68%   27.28%   -2.99%   -16.52%   -25.28%   29.37%   12.64%   6.97%





            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.03%
  Worst Quarter:      Q3    2002      -20.53%



   The Portfolio's year-to-date performance through June 30, 2006, was 3.02%.




 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                                                  1 YEAR       5 YEARS     LIFE OF PORTFOLIO1
 EQUITY PORTFOLIO1
  Returns Before Taxes                                                     5.37%       -0.86%             3.61%
  Returns After Taxes on Distributions2                                    5.37%       -1.00%             3.28%
  Returns After Taxes on Distributions and Sale of Portfolio Shares2       3.49%       -0.82%             2.94%
 S&P 500 INDEX3                                                            4.91%        0.55%             4.89%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Portfolio incepted on October 1, 1997. Returns for the Portfolio and Index in the Life of Portfolio column are shown as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.


 22 EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases         1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None1
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)
  Management Fees2                     0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.64%
  TOTAL ANNUAL PORTFOLIO               1.59%
  OPERATING EXPENSES4
  Fee Waivers                          0.09%
  NET EXPENSES5                        1.50%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.90%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.


5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
       and

     o The Portfolio's operating expenses remain the same.


The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



 If you sell your shares at the end of the period:
   1 Year                                $   300
   3 Years                               $   636
   5 Years                               $   994
  10 Years                               $ 2,003



                                                             EQUITY PORTFOLIO 23

TACTICAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated




PORTFOLIO MANAGERS
Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas




PORTFOLIO INCEPTION:
10/1/1997

Ticker: WBGAX

INVESTMENT OBJECTIVE
The Tactical Equity Portfolio seeks long-term capital appreciation with no emphasis on income.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investment in Underlying Funds). The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These equity styles include, large company growth, large company value, small company, and international. The effective allocation across the four equity styles is determined by the TEA Model. The TEA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section.



Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles helps to reduce the overall impact of poor perfomance in any one equity asset class.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

        o  Currency Risk
        o  Emerging Markets Risk
        o  Foreign Investment Risk
        o  Issuer Risk
        o  Leverage Risk
        o  Liquidity Risk

        o  Management Risk
        o  Market Risk
        o  Regulatory Risk
        o  Small Company Investment Risk
        o  Underlying Funds Risk
        o  U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.



 24 TACTICAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.




 POTENTIAL ASSET ALLOCATION        NEUTRAL        INVESTMENT
  RANGES                          POSITION       TARGET RANGE
 LARGE COMPANY STOCKS               50%            25 - 80%
 SMALL COMPANY STOCKS               20%             5 - 45%
 INTERNATIONAL STOCKS               30%            10 - 50%



  ALLOCATIONS USING THE TEA MODEL AS OF MAY 31, 2006
  LARGE COMPANY GROWTH STYLE               9%
  LARGE COMPANY VALUE STYLE               36%
  SMALL COMPANY STYLE                      5%
  INTERNATIONAL STYLE                     50%
                                   ---------
 TOTAL PORTFOLIO ASSETS                  100%






                                                    TACTICAL EQUITY PORTFOLIO 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




                    Calendar Year Total Returns/1/ as of 12/31 each year
1998      1999     2000      2001      2002     2003     2004    2005
21.00%   26.74%   -6.34%   -15.85%   -25.42%   31.36%   17.51%   8.54%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.73%
  Worst Quarter:      Q3    2002      -21.66%


   The Portfolio's year-to-date performance through June 30, 2006, was 5.68%.




 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                                                  1 YEAR       5 YEARS     LIFE OF PORTFOLIO1
 TACTICAL EQUITY PORTFOLIO1
  Returns Before Taxes                                                     6.92%        0.70%            4.90%
  Returns After Taxes on Distributions2                                    6.92%        0.62%            4.79%
  Returns After Taxes on Distributions and Sale of Portfolio Shares2       4.50%        0.55%            4.20%
 S&P 500 INDEX3                                                            4.91%        0.55%            4.89%
  (reflects no deduction for fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Portfolio incepted on October 1, 1997. Returns for the Portfolio and Index in the Life of Portfolio column are shown as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.


 26 TACTICAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.




 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases    1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None1
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
  Management Fees2                     0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.60%
  TOTAL ANNUAL PORTFOLIO               1.55%
  OPERATING EXPENSES4
  Fee Waivers                          0.05%
  NET EXPENSES5                        1.50%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.

2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 1.00%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.


5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.



EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;

     o You reinvest all distributions (to which sales charges do not apply);
       and

     o The Portfolio's operating expenses remain the same.


The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at the end of the period:
   1 Year               $  300
   3 Years              $  627
   5 Years              $  977
  10 Years              $1,964



                                                    TACTICAL EQUITY PORTFOLIO 27

THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may also hold certain securities directly. The types of Underlying Funds in which the Portfolios invest generally fall into two catagories:


     (1) STOCK FUNDS. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.


     (2) BOND FUNDS. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios invest in bond funds.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE UNDERLYING FUNDS
The Portfolios' shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds. In addition, Funds Management, Wells Capital Management and their affiliates, including the Portfolios' distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying
Funds and Wells Fargo Bank, N.A., may receive fees for providing custody services to cetain Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds.




 28 THE UNDERLYING FUNDS

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------



Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called "principal risks." The principal risks for each Portfolio and indirectly, the principal risk factors for the Underlying Funds in which each Portfolio invests, are identified on the individual Portfolio page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Portfolios' policies and procedures with respect to disclosure of their portfolio holdings is available in the Portfolios' Statement of Additional Information and on the Portfolios' Web site at www.wellsfargo.com/advantagefunds.




COUNTER-PARTY RISK    When a Portfolio enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Portfolio is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Portfolio is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Portfolio agrees to repurchase them at a later date.
CURRENCY RISK         A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

EMERGING MARKETS RISK       Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                            Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK     Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Portfolio or Underlying Fund will meet its investment objective.
                            We do not guarantee the performance of a Portfolio or Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                 The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK             assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                            Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY INVESTMENT    Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                        stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
UNDERLYING FUNDS RISK       The risks associated with each Portfolio include the risks related to each Underlying Fund in which the Portfolio invests. We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. To the extent that an Underlying Fund actively trades its securities, a Portfolio will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investments in a Portfolio result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the
                            Portfolio invests. There can be no assurance that any mutual fund will achieve its investment objective.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.



 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.



The Board supervises the Portfolios and approves the selection of various companies hired to manage the Portfolios' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Portfolios. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Portfolio is available in the Portfolios' annual report for the fiscal year ended May 31, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Portfolio and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Portfolio. Funds Management applies various policies to address these situations, but a Portfolio may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Portfolio shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Portfolio. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Portfolios. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.



                                ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS 33


=============================
WELLS CAPITAL MANAGEMENT      (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street,
INCORPORATED                  San Francisco, CA 94105, is the sub-adviser for the Portfolios. Accordingly, Wells Capital
                              Management is responsible for the day-to-day investment management activities of the
                              Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DOUG BEATH                    Mr. Beath is jointly responsible for managing all of the Portfolios, which he has
All Portfolios                managed since 2006. Mr. Beath joined Wells Capital Management in July 2006 as a portfolio manager with the Quantitative Asset Management Team. From 2005 to 2006,
                              Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was with H.C. Wainwright Economics where he was a senior vice president of research and provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts, University of
                              Michigan; M.B.A., Fordham University.
GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the Conservative Allocation Portfolio,
All Portfolios                the Moderate Balanced Portfolio and the Growth Allocation Portfolio, which he has been managing since 2004. He is also jointly responsible for managing the Growth
                              Balanced Portfolio, the Equity Portfolio and the Tactical Equity Portfolio, which he has managed since 1997. Mr. Blomster joined Wells Capital Management in 1998 as vice president and director of research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and
                              Norwest Investment Management combined investment advisory services under the
                              Wells Capital Management name in 1999. Currently, Mr. Blomster is a principal with
                              Wells Capital Management and portfolio manager with the Quantitative Asset
                              Management Team managing numerous portfolios using an asset allocation model.
                              Education: B.S., Dairy/Food Science and Economics, University of Minnesota, M.S. and
                              Ph.D., Purdue University.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the Conservative Allocation Portfolio, the
All Portfolios                Moderate Balanced Portfolio and the Growth Allocation Portfolio, which he has been managing since 2004. He is also jointly responsible for managing the Growth Balanced
                              Portfolio, the Equity Portfolio and the Tactical Equity Portfolio, which he has managed since 2003. Mr. Mellas joined Wells Capital Management in 2003 and currently serves as a portfolio manager leading the Quantitative Asset Management Team on behalf of institutional separate accounts, mutual funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as vice president and global portfolio strategist. Education: B.A., Economics,
                              University of Minnesota; M.B.A., Finance and International Business, New York
                              University. Additional Education: International Management Program at H-ute Etudes
                              Commer-iales (Paris, France); Universit- de Valery (Montpellier, France).

==============================


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for Conservative Allocation Portfolio, Growth Allocation Portfolio and Moderate Balanced Portfolio. Under this arrangement, a Portfolio and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Portfolio: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.



 34 ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS

Applicable law generally requires a Portfolio to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Portfolio will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Portfolio's sub-advisory arrangements without obtaining shareholder approval. The Portfolio will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS 35

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Portfolio is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Portfolio's NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of NAV after the order is placed. Each Portfolio does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.



With respect to any portion of a Portfolio's assets invested directly in securities, the Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.



We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.



In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Portfolio shares.



 36 PRICING PORTFOLIO SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Portfolio. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Portfolio name when completing the application;



   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).


REDUCTIONS AND WAIVERS OF SALES CHARGES

If you choose to buy Portfolio shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Portfolio share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.





                             SALES CHARGE SCHEDULE
                             FRONT-END SALES CHARGE       FRONT-END SALES CHARGE
                                   AS A % OF                   AS A % OF
 AMOUNT OF PURCHASE          PUBLIC OFFERING PRICE        NET AMOUNT INVESTED
  Less than $250,000                  1.50%                        1.52%
  $250,000 to $499,999                1.25%                        1.27%
  $500,000 to $999,999                1.00%                        1.01%
  $1,000,000 and over1                0.00%                        0.00%



1 We will assess a 1.00% CDSC on share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio's approval. Certain exceptions may apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



WHEN REDUCTIONS AND WAIVERS APPLY
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charge on Portfolio shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level according to the above schedule.



o You pay no sales charges on Portfolio shares you purchase with the proceeds of a redemption from a Portfolio or with the proceeds of a redemption of Class A, Class B or Class C shares of another Wells Fargo Advantage Fund within 120 days of the date of the redemption.



o You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, or pension plans with whom the Portfolios' distributor has reached an agreement, or through an omnibus account maintained with a Portfolio by a broker/dealer.



o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge, proceeds from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (E.G., an IRA).



                                                       HOW TO OPEN AN ACCOUNT 37

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.



o You, or your fiduciary or trustee, also may tell us to apply volume discounts, including the reductions offered for rights of accumulation and letters of intent.



                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $500,000 in a Wells Fargo Advantage WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!


ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility for volume discounts:

   o individual accounts;
   o joint accounts;
   o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;

   o Section 403(b) accounts; and

   o accounts over which the shareholder, his or her spouse, or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).



ACCOUNTS THAT CANNOT BE AGGREGATED

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing eligibility for volume discounts:
     o Section 529 college savings plan accounts;
   o accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;
   o accounts held directly in a WELLS FARGO ADVANTAGE FUNDS account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and

   o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement (but not including employer sponsored IRAs) (collectively, "Employer Sponsored Retirement Plans").



Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


 38 HOW TO OPEN AN ACCOUNT

WAIVERS FOR CERTAIN PARTIES

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you should read the terms and conditions for that account. Those terms and conditions may supersede the terms and conditions discussed here. The following individuals can buy Portfolio shares at NAV:



Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.



Current employees of:
     o the Portfolios' transfer agent;
     o broker/dealers who act as selling agents;

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

   o each Portfolio's sub-adviser, but only for the Portfolio(s) in which such sub-adviser provides investment advisory services.


DISTRIBUTION PLAN
Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets and not to exceed regulatory limitations on asset-backed sales charges. These fees are paid out of the Portfolio's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



SHAREHOLDER SERVICING PLAN

Each Portfolio has a shareholder servicing plan. Under this plan, each Portfolio has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of up to 0.25% of its average daily net assets. Each Portfolio may waive a portion of this fee in order to ensure that the Portfolio does not exceed regulatory limitations on service fees. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Portfolio shares or make investment decisions on behalf of their clients.



ADDITIONAL PAYMENTS TO DEALERS

In addition to payments made by each Portfolio for distribution and shareholder servicing, the Portfolio's Adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Portfolio, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders.


In return for these payments, the Portfolio may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Portfolio on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Portfolio and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).



                                                       HOW TO OPEN AN ACCOUNT 39

Payments made by the Portfolio's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.




In addition, representatives of the Portfolio's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits may be paid for by the Portfolio's Adviser, distributor, or their affiliates, subject to applicable NASD regulations.



More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


 40 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.





 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                            $100
 Automatic Investment Plans     $50                                               $50
 IRAs, IRA rollovers, Roth      $250                                              $100
  IRAs
 UGMA/UTMA accounts             $50                                               $50
 Employer Sponsored             no minimum                                        no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- --------------------------------------------------
 By Mail                      o Complete and sign your account                   o Fill out the deposit slip from
-----------------------------   application.                                       your account statement. If you
                              o Mail the application with your check made          do not have a slip, include a
                                payable to the Portfolio to Investor               note with your name, the
                                Services at:                                       Portfolio name, and your
                                                REGULAR MAIL                       account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS              o Mail the deposit slip or note
                                               P.O. Box 8266                       with your check made payable
                                           Boston, MA 02266-8266                   to the Portfolio to the address
                                                                                   on the left.
                                                                                 --------------------------------------
                                               OVERNIGHT ONLY
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
-----------------------------  telephone unless you have another Wells            shares of a new Portfolio call:
                               Fargo Advantage Fund account with your             o Investor Services at
                               bank information on file. If you do not              1-800-222-8222 or
                               currently have an account, refer to the section    o 1-800-368-7550 for the
                               on buying shares by mail or wire.                    automated phone system
                              -------------------------------------------------- --------------------------------------
 In Person                     Investors are welcome to visit the Portfolios'     See instructions shown to the left.
-----------------------------                                                    --------------------------------------
                               Investor Center in person to ask questions or
                               conduct any Portfolio transaction. The
                               Investor Center is located at 100 Heritage
                               Reserve, Menomonee Falls, Wisconsin 53051.
                              --------------------------------------------------


                                                            HOW TO BUY SHARES 41

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire                                                      To buy additional shares, instruct
-------------- o Complete, sign and mail your account         your bank or financial institution to
                 application (refer to the section on buying  use the same wire instructions
                 shares by mail)                              shown to the left.
                                                             --------------------------------------
               o Provide the following instructions to your
                 financial institution:
                 State Street Bank & Trust
                 Boston, MA
                 Bank Routing Number: ABA 011000028
                 Wire Purchase Account: 9905-437-1
                 Attention: WELLS FARGO ADVANTAGE FUNDS
                 (Name of Portfolio, Account
                 Number)
                 Account Name: Provide your
                 name as registered on the
                 Portfolio account
               ---------------------------------------------
 By Internet   A new account may not be opened by            o To buy additional shares or buy
               Internet unless you have another Wells Fargo    shares of a new Portfolio, visit
               Advantage Fund account with your bank           our Web site at
               information on file. If you do not currently    www.wellsfargo.com/
               have an account, refer to the section on        advantagefunds.
               buying shares by mail or wire.
                                                             o Subsequent online purchases
                                                               have a minimum of $100 and a
                                                               maximum of $100,000.
-------------- --------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES


   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.


   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.


   o NO PORTFOLIO NAMED. When all or a portion of a payment is received for investment without a clear Portfolio designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.


   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Portfolio and its shareholders.


   o MINIMUM INITIAL INVESTMENT WAIVERS. We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


 42 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.




 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- --------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- --------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- --------------------------------------------------------------------
  Representative
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Portfolio from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption"
                            to redeem your remaining account balance) to the address
                            below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o A medallion guarantee may be required under certain
                            circumstances (see "General Notes for Selling Shares").
                                                          REGULAR MAIL
------------------------- --------------------------------------------------------------------
                                              WELLS FARGO ADVANTAGE FUNDS
                                                     P.O. Box 8266
                                                 Boston, MA 02266-8266
                                                    OVERNIGHT ONLY
                          --------------------------------------------------------------------
                                              WELLS FARGO ADVANTAGE FUNDS
                                              Attn: CCSU-Boston Financial
                                                      30 Dan Road
                                                 Canton, MA 02021-2809
                          --------------------------------------------------------------------
 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close
                          o There is a $10 fee for each request.
                          --------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          --------------------------------------------------------------------
 In Person                Investors are welcome to visit the Portfolios' Investor Center in
------------------------- person to ask questions or conduct any Portfolio transaction. The
                          Investor Center is located at 100 Heritage Reserve, Menomonee
                          Falls, Wisconsin 53051.
                          --------------------------------------------------------------------


                                                           HOW TO SELL SHARES 43

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer    use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                              application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                              address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there has been no changes communicated to us within the last 30 days)
                              or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES


   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.


   o TELEPHONE/INTERNET REDEMPTIONS. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. We are not liable for telephone instructions that are reasonably believed to be genuine. Your call may be recorded.



 44 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to 7 business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.



   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.


                                                           HOW TO SELL SHARES 45

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. You may exchange Portfolio shares for shares of any other Portfolio or for the Wells Fargo Advantage Money Market Fund Class A shares.



o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.



o Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Portfolio through an exchange, you must exchange at least the minimum initial purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.



o Any exchange between a Wells Fargo Advantage Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Wells Fargo Advantage Fund involved.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.



The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Funds Management monitors available shareholder trading information across all Portfolios on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.



In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio, and the type of Portfolio involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Portfolios' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.



Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management



 46 HOW TO EXCHANGE SHARES
monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Portfolios' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Portfolio may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Portfolio shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Portfolio shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.



                                                       HOW TO EXCHANGE SHARES 47

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.


o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o must have a Portfolio account valued at $10,000 or more;
     o must have your distributions reinvested; and
     o may not simultaneously participate in the Automatic Investment Plan.


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Portfolio of your choice.



It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.



HOUSEHOLDING

To help keep Portfolio expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.



o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.



There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


 48 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Portfolio shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.



STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.



TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Portfolios reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 49

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Portfolios, except the Conservative Allocation Portfolio and Moderate Balanced Portfolio, make distributions of any net investment income and any realized net capital gains annually. The Conservative Allocation Portfolio and Moderate Balanced Portfolio make distributions of any net investment income monthly and quarterly, respectively. Each Portfolio makes distributions of any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.



We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.


o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.


o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.


 50 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolios and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.



We will pass on to a Portfolio's shareholders substantially all of the Portfolio's net investment income and realized net capital gains, if any. Distributions from a Portfolio's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Portfolio's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.



If you buy shares of a Portfolio shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Portfolio when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and distributes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.


In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Portfolios' financial performance for the past 5 years (or for the life of a Portfolio, if shorter). Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Portfolios' financial statements, is also contained in the Portfolios' annual report, a copy of which is available upon request.



CONSERVATIVE ALLOCATION PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period


                                                                   MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                              2006          20054
 NET ASSET VALUE, BEGINNING OF PERIOD                            $    10.21    $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.21          0.07
  Net realized and unrealized gain (loss) on investments               0.11          0.20
                                                                 ----------    ----------
  Total from investment operations                                     0.32          0.27
                                                                 ----------    ----------

 LESS DISTRIBUTIONS:
  Distributions from net investment income                            (0.21)        (0.06)
  Distributions from net realized gain                                (0.01)         0.00
  Distributions in excess of net investment income                     0.00          0.00
                                                                 ----------    ----------
  Total distributions                                                 (0.22)        (0.06)
                                                                 ----------    ----------
 NET ASSET VALUE, END OF PERIOD                                  $    10.31    $    10.21
                                                                 ==========    ==========
 TOTAL RETURN1                                                         3.29%         2.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $   40,290    $   15,162
  Ratios to average net assets2,5:
  Ratio of expenses to average net assets                              1.50%         1.50%
  Ratio of net investment income (loss) to average net assets          2.30%         1.64%
  Portfolio turnover rate                                               163%6           9%7
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,3,5                         1.62%         2.79%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for less than one year are not annualized.
2   These ratios do not include expenses of any Underlying Fund.
3 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.

5   Ratio shown for period of less than one year is annualized.
6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative Allocation Portfolio is 133%.
7 Portfolio turnover rates presented for periods of less than one year are not annualized.


 52 FINANCIAL HIGHLIGHTS

MODERATE BALANCED PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period


                                                                   MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:                                              2006          20054
 NET ASSET VALUE, BEGINNING OF PERIOD                            $    10.42    $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.14          0.04
  Net realized and unrealized gain (loss) on investments               0.54          0.40
                                                                 ----------    ----------
  Total from investment operations                                     0.68          0.44
                                                                 ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                            (0.13)        (0.02)
  Distributions from net realized gain                                (0.02)         0.00
  Distributions in excess of net investment income                     0.00          0.00
                                                                 ----------    ----------
  Total distributions                                                 (0.15)        (0.02)
                                                                 ----------    ----------
 NET ASSET VALUE, END OF PERIOD                                  $    10.95    $    10.42
                                                                 ==========    ==========
 TOTAL RETURN1                                                         6.62%         4.41%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $   69,826    $   19,919
  Ratios to average net assets2,5:
  Ratio of expenses to average net assets                              1.50%         1.50%
  Ratio of net investment income (loss) to average net assets          1.60%         0.85%
  Portfolio turnover rate                                               152%6          16%7
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,3,5                         1.60%         2.48%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2   These ratios do not include expenses of any Underlying Fund.
3 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.

5   Ratio shown for period of less than one year is annualized.
6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Moderate Balanced Portfolio is 105%.
7 Portfolio Turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 53

GROWTH BALANCED PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period


                                                       MAY 31,      MAY 31,      MAY 31,      MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                  2006         2005         2004         2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                $    11.76   $    11.15   $     9.68   $    10.63   $    11.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.15         0.10         0.08         0.08         0.00
  Net realized and unrealized gain (loss)
   on investments                                          1.12         0.61         1.52        (0.95)       (0.83)
                                                     ----------   ----------   ----------   ----------   ----------
  Total from investment operations                         1.27         0.71         1.60        (0.87)       (0.83)
                                                     ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                (0.14)       (0.10)       (0.13)       (0.08)       (0.16)
  Distributions from net realized gain                    (0.44)        0.00         0.00         0.00        (0.07)
  Distributions in excess of net investment income         0.00         0.00         0.00         0.00         0.00
                                                     ----------   ----------   ----------   ----------   ----------
  Total distributions                                     (0.58)       (0.10)       (0.13)       (0.08)       (0.23)
                                                     ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                      $    12.45   $    11.76   $    11.15   $     9.68   $    10.63
                                                     ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                            10.88%        6.37%       16.52%5      (8.10)%      (7.09)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $  449,306   $  355,582   $  260,922   $  162,229   $  159,693
  Ratios to average net assets2,4:
  Ratio of expenses to average net assets                  1.50%        1.41%        1.21%        1.14%        1.25%
  Ratio of net investment income (loss) to
   average net assets                                      1.13%        0.90%        0.75%        0.93%        1.04%
  Portfolio turnover rate                                   139%6         98%          96%          48%          28%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,3,4             1.53%        1.45%        1.21%        1.14%        1.27%


1 Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   These ratios do not include expenses of any Underlying Fund.
3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4   Ratios shown for periods of less than one year are annualized.

5 Total return would have been 16.26%, had the payments from the Adviser not been included.
6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Growth Balanced Portfolio is 105%.


 54 FINANCIAL HIGHLIGHTS

GROWTH ALLOCATION PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period


                                                                   MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:                                              2006          20054
 NET ASSET VALUE, BEGINNING OF PERIOD                            $    10.70    $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.02          0.00
  Net realized and unrealized gain (loss) on investments               1.30          0.73
                                                                 ----------    ----------
  Total from investment operations                                     1.32          0.73
                                                                 ----------    ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                            (0.03)        (0.03)
  Distributions from net realized gain                                (0.06)         0.00
  Distributions in excess of net investment income                     0.00          0.00
                                                                 ----------    ----------
  Total distributions                                                 (0.09)        (0.03)
                                                                 ----------    ----------
 NET ASSET VALUE, END OF PERIOD                                  $    11.93    $    10.70
                                                                 ==========    ==========
 TOTAL RETURN1                                                        12.27%         7.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $   68,042    $   15,255
  Ratios to average net assets2,5:
  Ratio of expenses to average net assets                              1.50%         1.50%
  Ratio of net investment income (loss) to average net assets          0.08%        (0.80)%
  Portfolio turnover rate                                               108%6          28%7
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,3,5                         1.63%         2.91%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2   These ratios do not include expenses of any Underlying Fund.
3 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.

5   Ratio shown for period of less than one year is annualized.
6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Growth Allocation Portfolio is 89%.
7 Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 55

EQUITY PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period


                                                       MAY 31,      MAY 31,      MAY 31,      MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                  2006         2005         2004         2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                $    11.44   $    10.56   $     8.79   $    10.12   $    12.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            (0.04)       (0.06)       (0.06)       (0.08)       (0.10)
  Net realized and unrealized gain (loss)
   on investments                                          1.60         0.94         1.83        (1.25)       (1.62)
                                                     ----------   ----------   ----------   ----------   ----------
  Total from investment operations                         1.56         0.88         1.77        (1.33)       (1.72)
                                                     ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 0.00         0.00         0.00         0.00        (0.19)
  Distributions from net realized gain                     0.00         0.00         0.00         0.00         0.00
  Distributions in excess of net investment income         0.00         0.00         0.00         0.00         0.00
                                                     ----------   ----------   ----------   ----------   ----------
  Total distributions                                      0.00         0.00         0.00         0.00        (0.19)
                                                     ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                      $    13.00   $    11.44   $    10.56   $     8.79   $    10.12
                                                     ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                            13.64%        8.33%       20.14%      (13.14)%     (14.36)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $  154,909   $  118,581   $   87,885   $   46,370   $   54,218
  Ratios to average net assets2:
  Ratio of expenses to average net assets                  1.50%        1.42%        1.23%        1.25%        1.25%
  Ratio of net investment income (loss) to
   average net assets                                     (0.34)%      (0.64)%      (0.74)%      (0.90)%      (0.83)%
  Portfolio turnover rate                                    70%          92%         101%          30%          30%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses2,3               1.59%        1.48%        1.24%        1.29%        1.32%


1 Total returns do not include sales charges, and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
2   These ratios do not include expenses of any Underlying Fund.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 56 FINANCIAL HIGHLIGHTS

TACTICAL EQUITY PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period


                                                             MAY 31,      MAY 31,      MAY 31,      MAY 31,      MAY 31,
 FOR THE PERIOD ENDED:                                        2006         2005         2004         2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                      $    13.01   $    11.84   $     9.42   $    11.14   $    12.76
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.04)       (0.03)       (0.04)       (0.08)       (0.07)
  Net realized and unrealized gain (loss) on investments         2.51         1.32         2.46        (1.64)       (1.52)
                                                           ----------   ----------   ----------   ----------   ----------
  Total from investment operations                               2.47         1.29         2.42        (1.72)       (1.59)
                                                           ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                       0.00         0.00         0.00         0.00        (0.03)
  Distributions from net realized gain                           0.00         0.00         0.00         0.00         0.00
  Distributions in excess of net investment income               0.00        (0.12)        0.00         0.00         0.00
                                                           ----------   ----------   ----------   ----------   ----------
  Total distributions                                            0.00        (0.12)        0.00         0.00        (0.03)
                                                           ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                            $    15.48   $    13.01   $    11.84   $     9.42   $    11.14
                                                           ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN1                                                  18.99%       10.89%       25.69%      (15.44)%     (12.46)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $  269,225   $  165,325   $  105,829   $   72,450   $  100,476
  Ratios to average net assets2:
  Ratio of expenses to average net assets                        1.50%        1.42%        1.22%        1.25%        1.25%
  Ratio of net investment income (loss) to
   average net assets                                           (0.30)%      (0.50)%      (0.42)%      (0.82)%      (0.69)%
  Portfolio turnover rate                                          76%         110%         121%           7%          73%
  Ratio of expenses to average net assets prior
   to Waived fees and reimbursed expenses2,3                     1.55%        1.47%        1.23%        1.26%        1.30%


1 Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
2   These ratios do not include expenses of any Underlying Fund.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 57

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Portfolio is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.



Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:

Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778


By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266



On the Internet:
www.wellsfargo.com/advantagefunds



From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:

SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]






                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                    100014 10-06
                                                                     106WBP/P810
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION
                                October 1, 2006
                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222



                   WELLS FARGO ADVANTAGE CORPORATE BOND FUND
                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                   WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND
                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
              WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about sixteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details.Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.




                                     CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INSTITUTIONAL     INVESTOR
FUND                                 A, B, C       Z           CLASS          CLASS          CLASS          CLASS
 Corporate Bond                                                                 o              o              o
 Diversified Bond                                                o
 Government Securities                 o*                        o              o              o              o
 High Income                                                                    o              o              o
 High Yield Bond                       o
 Income Plus                           o
 Inflation-Protected Bond              o                         o
 Intermediate Government Income        o                         o
 Short Duration Government Bond        o                         o                             o
 Short-Term Bond                                                                o              o              o
 Short-Term High Yield Bond                                                     o                             o
 Stable Income                         o                         o
 Strategic Income                      o
 Total Return Bond                     o           o             o                             o
 Ultra-Short Duration Bond             o           o
 Ultra Short-Term Income                                         o              o              o              o

*   Offers Class C shares only.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated October 1, 2006. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended May 31, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.
100043 10-06
INCMS/FASAI04


Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      3
 Fundamental Investment Policies                                         3
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              21
 Trustees and Officers                                                  21
 Investment Adviser                                                     24
 Investment Sub-Advisers                                                29
 Investment Sub-Advisers - Master Portfolios                            31
 Portfolio Managers                                                     32
 Administrator                                                          37
 Distributor                                                            40
 Shareholder Servicing Agent                                            42
 Custodian                                                              42
 Fund Accountant                                                        43
 Transfer and Distribution Disbursing Agent                             43
 Underwriting Commissions                                               43
 Code of Ethics                                                         43
DETERMINATION OF NET ASSET VALUE                                        44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          44
PORTFOLIO TRANSACTIONS                                                  48
FUND EXPENSES                                                           52
FEDERAL INCOME TAXES                                                    53
PROXY VOTING POLICIES AND PROCEDURES                                    60
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       61
CAPITAL STOCK                                                           63
OTHER INFORMATION                                                       76
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           76
FINANCIAL INFORMATION                                                   76
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION


     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.



     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.


     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.



     The Funds, except the High Yield Bond and Inflation-Protected Bond Funds, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage Funds, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The HIGH INCOME FUND commenced operations on April 11, 2005, as the successor to the Strong High-Yield Bond Fund. The predecessor Strong High-Yield Bond Fund commenced operations on December 28, 1995.


     The HIGH YIELD BOND FUND commenced operations on November 29, 2002.


     The INCOME PLUS FUND commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.


     The INFLATION-PROTECTED BOND FUND commenced operations on February 28,
2003.


     The INTERMEDIATE GOVERNMENT INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust ("WFIT"). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.


     The SHORT DURATION GOVERNMENT BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Short Duration Government Bond Fund to the Short Duration Government Bond Fund effective April 11, 2005.


     The SHORT-TERM BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund. The predecessor Strong Short-Term Bond Fund commenced operations on August 31, 1987 and the predecessor Strong Short-Term Income Fund commenced operations on October 31, 2002.


     The SHORT-TERM HIGH YIELD BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Short-Term High Yield Bond Fund commenced operations on June 30, 1997.


     The STABLE INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The STRATEGIC INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Strategic Income Fund. The predecessor Strong Advisor Strategic Income Fund commenced operations on November 30, 2000. Prior to March 1, 2002, the Fund's name was Strong Advisor Aggressive High-Yield Bond Fund.


     The TOTAL RETURN BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Total Return Bond Fund to the Total Return Bond Fund effective April 11, 2005.


     The ULTRA-SHORT DURATION BOND FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Short Duration Bond Fund. The predecessor Strong Advisor Short Duration Bond Fund commenced operations on March 31, 1994. Prior to November 30, 2000, the Fund's name was Strong Short-Term Global Bond Fund.


     The ULTRA SHORT-TERM INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Income Fund. The predecessor Strong Ultra Short-Term Income Fund commenced operations on November 25, 1988.

                              INVESTMENT POLICIES


Fundamental Investment Policies
--------------------------------


     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.


     THE FUNDS MAY NOT:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;


     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;


     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


Non-Fundamental Investment Policies
------------------------------------


     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.


     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.


     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.



     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amount "in-the-money") required to establish the contracts.




     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.


     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:


     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


General
-------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.


DEBT SECURITIES
---------------


Asset-Backed Securities
-----------------------



     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Fund should expect no recourse from the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.


     Asset-backed securities in which a Fund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.



     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.



     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.



Collateralized Debt Obligations
-------------------------------


     Collateralized debt obligations ("CDOs") include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.


     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectus(es), CDOs carry additional risks including, but not limited to the possibility that (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.



Convertible Securities
-----------------------


     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.


Custodial Receipts for Treasury Securities
------------------------------------------


     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.



Corporate Debt Securities
-------------------------


     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.


Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.


     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------


     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").


Guaranteed Investment Contracts
-------------------------------


     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.


High Yield Securities
----------------------



     The Government Securities Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund and Stable Income Fund are restricted from purchasing high-yield securities. The Total Return Bond Fund is limited to purchasing no more than 5% of its net assets in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.


     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.


     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.


Inflation-Protected Debt Securities
------------------------------------


     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.



     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.



     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.


     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.


     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.


Loan Participations
-------------------



     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.


Money Market Instruments
------------------------



     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.



     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.



Mortgage-Related Securities
----------------------------


     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.



     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.


     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBSS"). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBSs developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.



     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.


     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal. In addition, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be more volatile than other mortgage-related securities.


     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.


     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.


     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.


Municipal Bonds
---------------


     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.




     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     Stand-by Commitments. Certain Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price with a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer if the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.


     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.


     Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.



Municipal Notes
----------------


     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.


     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.


     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.



     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.



Stripped Securities
--------------------


     The following Funds are limited to investing up to 10% of their total assets in stripped mortgage-backed securities: Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short-Term Income Fund and Ultra-Short Duration Bond Fund. The Intermediate Government Income Fund and Short Duration Government Bond Fund are limited to investing up to 10% of their total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon bonds. Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.


     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.



Supranational Agency Securities
-------------------------------


     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
----------------------------------------------------


     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. Because these securities do not pay current cash income, the market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.



DERIVATIVES
-----------


Derivative Securities
---------------------


     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).


     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.


     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.



     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.



     CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives.


Futures and Options Contracts
-----------------------------


     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).


     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.



     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations


     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.


     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.


     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.



     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.


     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


EQUITY SECURITIES
-----------------



     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.



Common and Preferred Stocks
---------------------------



     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment.


     REAL ESTATE INVESTMENT TRUSTS. A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.


     REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs' operations.


Depositary Receipts
-------------------


     The Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"), New York Shares and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States.


     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------



Foreign Obligations and Securities
----------------------------------



     Investments in foreign obligations and securities include debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.



     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.



     The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.



     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


OTHER INVESTMENTS AND TECHNIQUES
--------------------------------


Borrowing
---------



     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.



Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Interest Rate Protection Transactions
-------------------------------------


     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.


     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.


Loans of Portfolio Securities
-----------------------------


     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.


     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------



     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.



     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.


Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.


     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.


     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Swap Agreements
---------------


     To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.


     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.



Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."


Trustees and Officers
---------------------


     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.




                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                      SERVICE1                           DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 64      Trustee,           Chair of Finance, Wake Forest University, since 2006. Wake          N/A
                        since 1987         Forest University, Calloway School of Business and
                                           Accountancy, Benson-Pruitt Professorship since 1999.
                                           Associate Professor of Finance 1994-1999.
Peter G. Gordon, 64     Trustee,           Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        since 1998;        Company and President of Crystal Geyser Roxane Water
                        (Chairman,         Company.
                        since 2001).
Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 53     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                   INTERESTED2 TRUSTEE
J. Tucker Morse, 62     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003. Vice President of Wells Fargo Bank, N.A. from
                                           December 1997 to May 2000.

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                        SERVICE1                              DURING PAST 5 YEARS                         DIRECTORSHIPS
----------------------    ------------------    ------------------------------------------------------------    --------------
A. Erdem Cimen, 33        Treasurer, since      Vice President of Wells Fargo Bank, N.A. and Vice                     N/A
                          2006                  President of Financial Operations for Wells Fargo Funds
                                                Management, LLC. Vice President and Group Finance
                                                Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                                2004 to 2006. Vice President of Portfolio Risk Management
                                                for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
                                                Director of Small Business Services Risk Management for
                                                American Express Travel Related Services from 2000 to
                                                2001.
C. David Messman, 46      Secretary, since      Vice President and Managing Senior Counsel of Wells Fargo             N/A
                          2000                  Bank, N.A. and Senior Vice President and Secretary of Wells
                                                Fargo Funds Management, LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                          Compliance            Management, LLC since 2004 and Compliance Officer of
                          Officer, since        Wells Fargo Funds Management, LLC from 1999 to 2002.
                          2004                  Compliance Manager of Wells Fargo Investments from 1997
                                                to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                                Management, LLC to pursue personal goals.


------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.



     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.



     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.


     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2006, the Trustees received the following compensation:

                              COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2006





                                  INTERESTED TRUSTEE                           INDEPENDENT TRUSTEES
                                       J. TUCKER       THOMAS S.   PETER G.   RICHARD M.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                                     MORSE            GOHO      GORDON       LEACH     MITCHELL1      PENNY      WILLEKE
Corporate Bond                         $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Diversified Bond                       $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Government Securities                  $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
High Income                            $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
High Yield Bond                        $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Income Plus                            $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Inflation-Protected Bond               $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Intermediate Government Income         $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Short Duration Government Bond         $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Short-Term Bond                        $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Short-Term High Yield Bond             $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Stable Income                          $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Strategic Income                       $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Total Return Bond                      $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Ultra-Short Duration Bond              $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Ultra Short-Term Income                $  1,042        $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
TOTAL COMPENSATION FROM                $148,000        $154,000    $177,500    $146,500     $88,500     $148,000    $148,000
THE FUND COMPLEX2



------

1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

2 Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2005




                                     INTERESTED
                                     TRUSTEE
                                     J. TUCKER
FUND                                 MORSE
Corporate Bond                       $ 0
Diversified Bond                     $ 0
Government Securities                $ 0
High Income                          $ 0
High Yield Bond                      $ 0
Income Plus                          $ 0
Inflation-Protected Bond             $ 0
Intermediate Government Income       $ 0
Short Duration Government Bond       $ 0
Short-Term Bond                      $ 0
Short-Term High Yield Bond           $ 0
Stable Income                        $ 0
Strategic Income                     $ 0
Total Return Bond                    $ 0
Ultra-Short Duration Bond            $ 0
Ultra Short-Term Income              $ 0
Aggregate Dollar Range of
Equity Securities Of Fund Complex1   over $100,000



                                                                       INDEPENDENT TRUSTEES
                                    THOMAS S.         PETER G.            RICHARD M.        TIMOTHY J.        DONALD C.
FUND                                GOHO              GORDON              LEACH             PENNY             WILLEKE
Corporate Bond                      $0                $0                  $ 0               $0                $0
Diversified Bond                    $0                $0                  $ 0               $0                $0
Government Securities               $0                $0                  $ 0               $0                $0
High Income                         $0                $0                  $ 0               $0                $0
High Yield Bond                     $0                $0                  $ 0               $0                $0
Income Plus                         $0                $0                  $ 0               $0                $0
Inflation-Protected Bond            $0                $0                  $ 0               $0                $0
Intermediate Government Income      $0                $0                  $ 0               $0                $0
Short Duration Government Bond      $0                $0                  $ 0               $0                $0
Short-Term Bond                     $0                $0                  $ 0               $0                $0
Short-Term High Yield Bond          $0                $0                  $ 0               $0                $0
Stable Income                       $0                $0                  $ 0               $0                $0
Strategic Income                    $0                $0                  $ 0               $0                $0
Total Return Bond                   $0                $10,001 - $50,000   $ 0               $0                $0
Ultra-Short Duration Bond           $0                $0                  $ 0               $0                $0
Ultra Short-Term Income             $0                $0                  $ 0               $0                $0
Aggregate Dollar Range of
Equity Securities Of Fund Complex1  over $100,000       over $100,000     over $100,000     over $100,000     over $100,000


------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:




                                                               FEE
FUND                                    PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 High Yield Bond                       0.60%                  First $500M            0.55%
                                                               Next $500M            0.50%
                                                                Next $2B             0.45%
                                                                Next $2B            0.425%
                                                                Over $5B             0.40%
 Income Plus                           0.60%                  First $500M            0.55%
                                                               Next $500M            0.50%
                                                                Next $2B             0.45%
                                                                Next $2B            0.425%
                                                                Over $5B             0.40%
 Intermediate Government Income        0.50%                  First $500M            0.45%
                                                               Next $500M            0.40%
                                                                Next $2B             0.35%
                                                                Next $2B            0.325%
                                                                Over $5B             0.30%
 Short Duration Government Bond        0.50%                  First $500M            0.45%
                                                               Next $500M            0.40%
                                                                Next $2B             0.35%
                                                                Next $2B            0.325%
                                                                Over $5B             0.30%



                                           FEE
FUND                                EFFECTIVE 4/11/05
 Corporate Bond               First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%
 Government Securities        First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%
 High Income                  First $500M            0.55%
                               Next $500M            0.50%
                                Next $2B             0.45%
                                Next $2B            0.425%
                                Over $5B             0.40%
 Short-Term Bond              First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%

                                                FEE
FUND                                     EFFECTIVE 4/11/05
 Short-Term High Yield Bond        First $500M            0.55%
                                    Next $500M            0.50%
                                     Next $2B             0.45%
                                     Next $2B            0.425%
                                     Over $5B             0.40%
 Strategic Income                  First $500M            0.55%
                                    Next $500M            0.50%
                                     Next $2B             0.45%
                                     Next $2B            0.425%
                                     Over $5B             0.40%
 Ultra-Short Duration Bond         First $500M            0.45%
                                    Next $500M            0.40%
                                     Next $2B             0.35%
                                     Next $2B            0.325%
                                     Over $5B             0.30%
 Ultra Short-Term Income           First $500M            0.45%
                                    Next $500M            0.40%
                                     Next $2B             0.35%
                                     Next $2B            0.325%
                                     Over $5B             0.30%



     As described in the second category above, the Inflation-Protected Bond Fund, Stable Income Fund and Total-Return Bond Fund each invests 100% of its assets in a single respective Master Portfolio. Because each Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to either invest in more than one Master Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invests all (or substantially all) of its assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to a Master Portfolio of Master Trust in which each gateway feeder Fund invests.

                                                DORMANT
                                  ACTIVE         ASSET                      ANNUAL RATE**
GATEWAY                          ADVISORY     ALLOCATION                   (AS A PERCENTAGE
FEEDER FUND                        FEES          FEES*                      OF NET ASSETS)
                                                             PRIOR TO 8/1/04         EFFECTIVE 8/1/04
Inflation-Protected Bond***     0.00%        0.25%          0.50%               First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%
Stable Income                   0.00%        0.25%          0.50%               First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%
Total Return Bond***            0.00%        0.25%          0.50%               First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%

* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as adviser to the Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.
*** Funds Management received the advisory fees reflected in the table for the periods prior to August 1, 2004 and from August 1, 2004 to July 26, 2005, as adviser to each stand-alone Fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.


     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.



                                                 MASTER LEVEL
                           ADVISORY FEES           DORMANT
GATEWAY                   (MAXIMUM ASSET           ADVISORY
BLENDED FUND             ALLOCATION FEES)           FEES*
Diversified Bond                0.25%                0.44%


* Because the gateway blended Fund invests in two or more Master Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate as of May 31, 2006.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
following Funds paid the following advisory fees and the investment adviser waived the indicated amounts:




                                    05/31/06                  05/31/05                  05/31/04
                                FUNDS MANAGEMENT          FUNDS MANAGEMENT          FUNDS MANAGEMENT
                                              FEES                      FEES                      FEES
FUND                          FEES PAID      WAIVED     FEES PAID      WAIVED     FEES PAID      WAIVED
Diversified Bond             $        0    $312,578    $   62,788    $339,654    $  240,610    $453,661
High Yield Bond              $1,100,692    $152,577    $1,414,134    $275,466    $1,254,683    $238,175
Income Plus                  $  172,159    $188,447    $        0    $404,830    $        0    $477,048
Inflation-Protected Bond     $        0    $471,241    $   93,907    $304,080    $        0    $220,529
Intermediate                 $1,516,491    $986,989    $2,274,619    $505,134    $2,688,815    $932,889
Government Income
Stable Income1               $        0    $995,506    $        0    $      0    $        0    $      0


1    Amounts allocated from the Master Portfolios.


     Former Montgomery Funds. As discussed in the "Historical Fund Information"
     ------------------------
section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated ("Wells Capital Management" or "WCM") and MAM served as the investment advisers to the predecessor portfolios of these Funds. For the period of January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:



                                     AVERAGE DAILY
FUND                                  NET ASSETS           ANNUAL RATE
 Short Duration Government Bond        $0-$500M                 0.50%
                                       $   500M                 0.40%
 Total Return Bond                     $0-$500M                 0.30%
                                       $   500M                 0.25%

     Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:




                               05/31/06                   05/31/05                    05/31/04                06/30/03 FUNDS
                           FUNDS MANAGEMENT           FUNDS MANAGEMENT            FUNDS MANAGEMENT            MGMT/ WCM/MAM*
                                        FEES                        FEES                        FEES                      FEES
FUND                    FEES PAID      WAIVED      FEES PAID       WAIVED      FEES PAID       WAIVED     FEES PAID      WAIVED
Short Duration          $923,106    $1,616,412    $  322,566    $1,766,087    $1,439,947    $1,076,065    $468,694    $2,336,788
Government Bond
Total Return Bond       $      0    $1,540,886    $1,110,897    $1,297,449    $  462,733    $  630,134    $      0    $  271,820



* For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002, through January 16, 2003 in the amount of $361, 263 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively, while MAM waived $1,133,665 and $100,170 for the Short Duration Government Bond and Total Return Funds, respectively. The Funds did not pay any advisory fees to WCM for the period of January 17, 2003, through June 8, 2003 but WCM waived $1,124,422 and $128,773 for the Short Duration Government Bond and Total Return Funds, respectively. The Funds paid advisory fees to Funds Management for the period of June 9, 2003, through June 30, 2003 in the amount of $107,431 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively, while Funds Management waived $78,701 and $42, 877 for the Short Duration Government Bond and Total Return Funds, respectively.


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:



                                   AVERAGE DAILY
FUND                                NET ASSETS         ANNUAL RATE
 Corporate Bond                   $0-$4B                  0.375%
 High Income
                                  $4-$6B                   0.35%
 Short-Term Bond
 Short-Term High Yield Bond
                                  $   6B                  0.325%
 Ultra-Short Duration Bond
 Government Securities            $0-$4B                   0.35%
                                  $4-$6B                  0.325%
                                      6B                   0.30%
 Ultra Short-Term Income          $0-$4B                   0.30%
                                  $4-$6B                  0.275%
                                      6B                   0.25%
 Strategic Income                 $0-$4B                   0.50%
                                  $4-$6B                  0.475%
                                      6B                   0.45%

     Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:




                                      5/31/06              1/01/05 TO 5/31/05       11/01/04 TO 12/31/04          10/31/04
                                 FEES          FEES          FEES         FEES         FEES        FEES        FEES        FEES
                                 PAID         WAIVED         PAID        WAIVED        PAID       WAIVED       PAID       WAIVED
FUND                           TO WFFM       BY WFFM       TO WFFM      BY WFFM       TO SCM      BY SCM      TO SCM      BY SCM
Corporate Bond               $  825,978    $  789,548    $  545,097    $185,611    $2,085,450    $ 79,601   $ 2,085,45   $ 79,601
Government Securities        $2,667,033    $2,297,048    $1,592,260    $417,227    $5,652,831    $161,142   $5,652,831   $161,142
High Income                  $  264,173    $1,226,985    $  305,065    $208,140    $1,500,877    $ 41,161   $1,500,877   $ 41,161
Short-Term Bond              $  574,039    $1,756,656    $  551,483    $342,733    $2,385,691    $ 89,044   $2,385,691   $ 89,044
Short-Term High Yield Bond   $  146,453    $  678,971    $  189,757    $141,703    $  923,837    $ 32,945   $  923,837   $ 32,945
Strategic Income             $   11,390    $  144,121    $   19,688    $ 40,955    $  128,816    $  3,971   $  128,816   $  3,971
Ultra-Short Duration Bond    $        0    $  268,633    $   24,822    $ 50,188    $  240,525    $  8,678   $  240,525   $  8,678
Ultra Short-Term Income      $  481,135    $3,763,732    $  930,055    $731,712    $4,993,358    $225,760   $4,993,358   $225,760


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Advisers
-----------------------



     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds

Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.


     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Advisers are entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.



FUND*                                    SUB-ADVISER              SUB-ADVISORY FEES
 Corporate Bond                         Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Government Securities                  Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 High Income                            Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 High Yield Bond                        Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Income Plus                            Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Intermediate Government Income         Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Short Duration Government Bond         Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term Bond                        Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term High Yield Bond             Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Strategic Income                       Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Ultra-Short Duration Bond              Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Ultra Short-Term Income                Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%

* Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds. Prior to July 27, 2005, Wells Capital Management received 0.15% of net assets for assets between $0 and $400 million, 0.125% for assets between $400 and $800 million and 0.10% for assets greater than $800 million for providing investment sub-advisory services to each Fund.


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term

Income Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.



FUND*                               SUB-ADVISER              SUB-ADVISORY FEES
 Corporate Bond                    Wells Capital       $  0-$400M             0.20%
 Government Securities               Management        $400-$800M            0.175%
 High Income                                               >$800M             0.15%
 Short-Term Bond
 Short-Term High Yield Bond
 Strategic Income
 Ultra-Short Duration Bond
 Ultra Short-Term Income

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.


     Investment Sub-Advisers - Master Portfolios
     -------------------------------------------


     Funds Management has engaged Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine") and Wells Capital Management, affiliates of Funds Management, to serve as investment sub-advisers to the Master Portfolios in which the gateway funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.


     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund, except for the Inflation-Protected Bond Fund and the Total Return Bond Fund, has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.



FUND                        MASTER PORTFOLIO                SUB-ADVISOR                   SUB-ADVISORY FEES
 Diversified Bond        Inflation-Protected                   Wells                First $100M         0.20%
                            Bond Portfolio              Capital Management           Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
                            Managed Fixed                    Galliard               First $500M         0.10%
                          Income Portfolio*                                            Next $1B         0.05%
                                                                                     Over $1.5B         0.03%
                             Total Return            Wells Capital Management       First $100M         0.20%
                            Bond Portfolio                                           Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
 Stable Income              Stable Income                    Galliard               First $500M         0.10%
                              Portfolio*                                               Next $1B         0.05%
                                                                                     Over $1.5B         0.03%

* Assets of the Managed Fixed Income Portfolio and Stable Income Fund/Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------



     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each, a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.




FUND                             SUB-ADVISER                 PORTFOLIO MANAGERS
-------------------------------- --------------------------  -----------------------------
Corporate Bond                   Wells Capital Management    D. James Newton II, CFA, CPA
                                                             Janet S. Rilling, CFA, CPA
Diversified Bond                 Funds Management            Thomas C. Biwer, CFA
                                                             Christian L. Chan, CFA
                                                             Andrew Owen, CFA
Government Securities            Wells Capital Management    Michael J. Bray, CFA
                                                             W. Frank Koster
                                                             Jay N. Mueller, CFA
Income Plus                      Wells Capital Management    W. Frank Koster
                                                             Thomas M. Price, CFA
High Income                      Wells Capital Management    Thomas M. Price, CFA
Short-Term High Yield Bond
Strategic Income
High Yield Bond                  Wells Capital Management    Phillip Susser
                                                             Roger Wittlin
Inflation-Protected Bond         Wells Capital Management    Michael J. Bray, CFA
                                                             Jay N. Mueller, CFA
Intermediate Government Income   Wells Capital Management    William C. Stevens
Short Duration Government Bond   Wells Capital Management    Marie A. Chandoha
Total Return Bond                                            Thomas M. O'Connor, CFA
                                                             William C. Stevens
Short-Term Bond                  Wells Capital Management    Jay N. Mueller, CFA
                                                             Janet S. Rilling, CFA, CPA
Ultra-Short Duration Bond        Wells Capital Management    Jay N. Mueller, CFA
Ultra Short-Term Income                                      Thomas M. Price, CFA
Stable Income                    Galliard                    Richard Merriam, CFA
                                                             Ajay Mirza, CFA


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."





                                REGISTERED        OTHER POOLED
                                INVESTMENT         INVESTMENT
                                 COMPANIES          VEHICLES                             OTHER ACCOUNTS
                                  NUMBER             TOTAL            NUMBER          TOTAL          NUMBER           TOTAL
                                    OF               ASSETS             OF            ASSETS           OF            ASSETS
PORTFOLIO MANAGER*               ACCOUNTS           MANAGED          ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              10               $ 6.0               0               $0             4             $ 2.2M
 Christian L. Chan, CFA            10               $ 6.0B              0               $0             2             $  80K
 Andrew Owen, CFA                  10               $ 6.0B              0               $0             1             $  70K

                                 REGISTERED   OTHER POOLED
                                 INVESTMENT    INVESTMENT
                                  COMPANIES     VEHICLES                  OTHER ACCOUNTS
                                   NUMBER         TOTAL       NUMBER     TOTAL     NUMBER      TOTAL
                                     OF          ASSETS         OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*                ACCOUNTS       MANAGED     ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
GALLIARD
 Richard Merriam, CFA                1          $ 948.0M        0       $    0      26      $   1.96B
 Ajay Mirza, CFA                     1          $ 948.0M        4       $ 6.3B       9      $   3.36B
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                0          $      0        0       $    0       3      $    145M
 Marie A. Chandoha                   5          $   2.8B        6       $ 1.5B      40      $   7.5 B
 W. Frank Koster                     1          $    51M        3       $ 895M      38      $   1.36B
 Jay N. Mueller, CFA                 0          $      0        0       $    0      13      $    175M
 D. James Newton II, CFA, CPA        0          $      0        0       $    0       2      $ 288.2 M
 Thomas M. O'Connor, CFA             5          $   2.8B        6       $ 1.5B      35      $   7.5 B
 Thomas M. Price, CFA                0          $      0        0       $    0       3      $     11M
 Janet S. Rilling, CFA, CPA          0          $      0        0       $    0      33      $   2.1 B
 William C. Stevens                  5          $   2.8B        6       $ 1.5B      42      $   7.5 B
 Phillip Susser                      2          $ 550.5M        1       $ 211M      17      $   2.27B
 Roger Wittlin                       2          $ 550.5M        1       $ 211M      17      $   2.27B


* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.



     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.





                                                         OTHER POOLED
                                 REGISTERED INVESTMENT    INVESTMENT                        OTHER
                                       COMPANIES           VEHICLES                        ACCOUNTS
                                         NUMBER             TOTAL       NUMBER    TOTAL     NUMBER      TOTAL
                                           OF               ASSETS        OF     ASSETS      OF        ASSETS
PORTFOLIO MANAGER*                      ACCOUNTS           MANAGED     ACCOUNTS  MANAGED   ACCOUNTS    MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                     0             $0                0      $0            0       $      0
 Christian L. Chan, CFA                   0             $0                0      $0            0       $      0
 Andrew Owen, CFA                         0             $0                0      $0            0       $      0
GALLIARD
 Richard Merriam, CFA                     0             $0                0      $0            2       $ 63.3 M
 Ajay Mirza, CFA                          0             $0                0      $0            0       $      0
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                     0             $0                0      $0            0       $      0
 Marie A. Chandoha                        0             $0                0      $0            2       $  1.7 B
 W. Frank Koster                          0             $0                0      $0            0       $      0
 Jay N. Mueller, CFA                      0             $0                0      $0            0       $      0
 D. James Newton II, CFA, CPA             0             $0                0      $0            0       $      0
 Thomas M. O'Connor, CFA                  0             $0                0      $0            2       $  1.7 B
 Thomas M. Price, CFA                     0             $0                0      $0            0       $      0
 Janet S. Rilling, CFA, CPA               0             $0                0      $0            0       $      0
 William C. Stevens                       0             $0                0      $0            2       $  1.66B
 Phillip Susser                           0             $0                0      $0            7       $  1.18B
 Roger Wittlin                            0             $0                0      $0            7       $  1.18B


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.



     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Advisers minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.



    Funds Management. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.



   Galliard. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.




     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Sub-Adviser from the advisory fees the Adviser pays the Sub-Adviser, using the following compensation structures:



     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.




     GALLIARD COMPENSATION. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance.The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.


     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over the length of time indicated:




PORTFOLIO MANAGERS     BENCHMARK                                                         LENGTH OF TIME
---------------------- ----------------------------------------------------------------  -------------------------
Michael J. Bray, CFA   Lehman Brothers U.S. Aggregate ex-Credit Bond Index               One calendar year period
                       Lehman Brothers U.S. TIPS Index
Marie A. Chandoha      Lehman Brothers U.S. Aggregate Bond Index                         One calendar year period
                       Lehman Brothers 1-3 Year U.S. Government Bond Index

                               Lehman Brothers U.S. Aggregate Excluding Credit Bond Index
                               Lehman Brothers U.S. Aggregate Bond Index
                               Lehman Brothers Intermediate U.S. Government/Credit Bond
                                Index                                                     One calendar year period
W. Frank Koster
Jay N. Mueller, CFA            Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index One calendar year period
                               Lehman Brothers U.S. Credit Index
                               Lehman Brothers U.S. Short Term Government/Credit Bond
                                Index
D. James Newton II, CFA, CPA   Lehman Brothers U.S. Credit Baa: 3%                        One calendar year and three calendar years
                                Issuer Capped Bond Index                                  periods
                               Lehman Brothers U.S. Credit Index
Thomas M. O'Connor, CFA        Lehman Brothers U.S. Aggregate Bond Index                  One calendar year period
                               Lehman Brothers 1-3 Year U.S. Government Bond Index
Thomas M. Price, CFA           Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index One calendar year period
                               Lehman Brothers Short-Term Government/Credit Bond Index
                               Lehman Brothers U.S. Aggregate Bond Index
                               Lehman Brothers High Yield Bond Index
                               Short Term High Yield Bond Index III
Janet S. Rilling, CFA, CPA     Lehman Brothers U.S. Credit Baa: 3%                        One calendar year and three calendar years
                                Issuer Capped Bond Index                                  periods
                               Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index
                               Lehman Brothers U.S. Credit Bond Index
                               Lehman Brothers U.S. Government/Credit Bond Index
                               Lehman Brothers U.S. Aggregate Bond Index
William C. Stevens             Lehman Brothers U.S. Aggregate Bond Index                  One calendar year period
                               Lehman Brothers 1-3 Year U.S. Government Bond Index
Phillip Susser                 Merrill Lynch U.S. High Yield Master II Index              One calendar year period
Roger Wittlin                  Merrill Lynch U.S. High Yield Master II Index              One calendar year period


     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.



     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;

     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.




PORTFOLIO MANAGER                    FUND                                  BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                Diversified Bond                      $               0
 Christian L. Chan, CFA                                                    $               0
 Andrew Owen, CFA                                                          $               0
 GALLIARD
 Richard Merriam, CFA                Stable Income                         $               0
 Ajay Mirza, CFA                     Stable Income                         $               0
 WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                Government Securities                 $               0
                                     Inflation-Protected Bond              $               0
 Marie A. Chandoha                   Short Duration Government Bond        $ 50,001-$100,000
                                     Total Return Bond                     $100,001-$500,000
 W. Frank Koster                     Government Securities                 $               0
                                     Income Plus                           $               0
 Jay N. Mueller, CFA                 Government Securities                 $               0
                                     Inflation-Protected Bond              $               0
                                     Short-Term Bond                       $ 50,001-$100,000
                                     Ultra-Short Duration Bond             $ 50,001-$100,000
                                     Ultra Short-Term Income               $               0
 D. James Newton II, CFA, CPA        Corporate Bond                        $       1-$10,000
 Thomas M. O'Connor, CFA             Short Duration Government Bond        $               0
                                     Total Return Bond                     $               0
 Thomas M. Price, CFA                High Income                           $  10,001-$50,000
                                     Income Plus                           $               0
                                     Short-Term High Yield Bond            $  10,001-$50,000
                                     Strategic Income                      $  10,001-$50,000
                                     Ultra-Short Duration Bond             $               0
                                     Ultra Short-Term Income               $  10,001-$50,000
 Janet S. Rilling, CFA, CPA          Corporate Bond                        $100,001-$500,000
                                     Short-Term Bond                       $  10,001-$50,000
 William C. Stevens                  Intermediate Government Income        $               0
                                     Short Duration Government Bond        $100,001-$500,000
                                     Total Return Bond                     $100,001-$500,000
 Phillip Susser                      High Yield Bond                       $               0
 Roger Wittlin                       High Yield Bond                       $               0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:



                                  FUND-LEVEL                          CLASS-LEVEL
SHARE CLASS                       ADMIN. FEE1                         ADMIN. FEE4              TOTAL ADMIN FEE
                                               (% OF           (% OF                                (% OF
                       AVERAGE DAILY NET   AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY      AVERAGE DAILY
                             ASSETS         NET ASSETS)     NET ASSETS)        NET ASSETS        NET ASSETS)
 Class A, Class B,    $0-$4.99 billion          0.05%           0.28%     $0-$4.99 billion           0.33%
 Class C and          $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.32%
 Advisor Class        >$9.99 billion            0.03%                     >$9.99 billion             0.31%
 Administrator        $0-$4.99 billion          0.05%           0.10%     $0-$4.99 billion           0.15%
 Class2               $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.14%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.13%
 Institutional        $0-$4.99 billion          0.05%           0.08%     $0-$4.99 billion           0.13%
 Class3               $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.12%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.11%
 Investor Class and   $0-$4.99 billion          0.05%           0.45%     $0-$4.99 billion           0.50%
 Class Z              $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.49%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.48%

1 Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
2    Prior to April 11, 2005, the class level fee was 0.20%.
3    Prior to April 11, 2005, the class level fee was 0.10%.
4 The contractual class-level administration fee is reduced by 0.05% for the Advisor Class and Investor Class shares of the High Income Fund and the Advisor Class and Investor Class shares of the Short-Term High Yield Bond Fund.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid the following administrative fees:




                                               YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 5/31/06      5/31/05      5/31/04
FUND                                           FUNDS MGMT   FUNDS MGMT    FUNDS MGMT
Diversified Bond (Fund Level)                   $ 57,709     $ 80,488    $  138,854
 Administrator Class                            $ 91,384     $302,956    $  555,417
High Yield Bond (Fund Level)                    $113,933     $151,283    $  124,405
 Class A                                        $519,225     $699,875    $  567,934
 Class B                                        $ 68,165     $ 78,795    $   63,977
 Class C                                        $ 50,637     $ 68,515    $   64,756
Income Plus (Fund Level)                        $ 32,782     $ 36,231    $   39,754
 Class A                                        $118,162     $106,784    $   72,407
 Class B                                        $ 48,269     $ 76,855    $  123,165
 Class C                                        $ 17,150     $ 19,253    $   27,051
Inflation-Protected Bond (Fund Level)           $      0     $ 43,557    $   22,053
 Class A                                        $      0     $ 73,753    $   33,242
 Class B                                        $      0     $ 32,375    $   22,004
 Class C                                        $      0     $ 35,894    $   24,534
Administrator Class                             $      0     $ 65,749    $   31,225
Intermediate Government Income (Fund Level)     $281,685     $307,726    $  362,170
 Class A                                        $372,342     $453,606    $  531,562
 Class B                                        $ 69,789     $108,143    $  177,890
 Class C                                        $ 31,112     $ 46,644    $   81,484
Administrator Class                             $394,354     $741,327    $  883,727
Stable Income (Fund Level)                      $      0     $313,360    $  447,885
 Class A                                        $      0     $350,033    $  531,555
 Class B                                        $      0     $ 79,025    $  118,921
 Class C                                        $      0     $ 26,721    $   24,908
Administrator Class                             $      0     $878,036    $1,309,121


     Former Montgomery Funds. As discussed in the "Historical Fund Information"
     -----------------------
section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds, and was entitled to receive a fee from the Short Duration Government Bond Fund ranging from 0.04% to 0.07%, depending on the level of assets, and a fee from the Montgomery Total Return Bond Fund at the annual rate of 0.025% of the Fund's average daily net assets up to $500 million and 0.19% of the Fund's average daily net assets in excess of $500 million. Therefore, the table below show the administrative fees paid by either these Funds or their predecessor portfolios. For the fiscal year-ends indicated below, these Funds or their predecessor portfolios paid the following administrative fees:




                                   YEAR ENDED        YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                     5/31/06           5/31/05            5/31/04               6/30/03
FUND                               FUNDS MGMT        FUNDS MGMT          FUNDS MGMT         FUNDS MGMT/MAM*
 Short Duration Government          $286,190          $288,509            $251,601              $      0
 Bond (Fund Level)
  Class A                           $241,671          $151,618            $139,364              $ 44,670
  Class B                           $ 63,275          $ 34,712            $ 22,655              $  3,588
  Class C                           $ 44,241          $ 73,465            $ 95,827              $ 18,115
 Administrator Class                $431,981          $666,112            $822,230              $875,790
 Institutional Class                $ 12,551          $      1             N/A                    N/A
 Total Return Bond (Fund            $608,331          $271,318            $109,287              $      0
 Level)

                             YEAR ENDED        YEAR ENDED          YEAR ENDED           PERIOD ENDED
                               5/31/06           5/31/05            5/31/04               6/30/03
FUND                         FUNDS MGMT        FUNDS MGMT          FUNDS MGMT         FUNDS MGMT/MAM*
  Class A                     $      0          $149,079        $ 71,166                  $  3,165
  Class B                     $      0          $ 29,951        $ 17,273                  $  3,010
  Class C                     $      0          $ 18,265        $ 16,266                  $  4,212
  Class Z                     $      0          $ 18,437             N/A                    N/A
 Administrator Class          $324,536          $607,043        $269,542                  $235,171
 Institutional Class          $243,997          $108,606             N/A                  $135,338


* For the period ended June 30, 2003, the predecessor portfolios to the Funds paid administrative fees to MAM for the period of July 1, 2002 through June 8, 2003 in the amount of $18,613 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively. The Funds paid administrative fees to Funds Management for the period of June 9, 2003 through June 30, 2003 in the amount of $261,940 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively.


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from each predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the classes of shares shown below:


       ALL FORMER STRONG FUNDS (EXCEPT FOR ULTRA SHORT-TERM INCOME FUND)



CLASS                                                                FEE
       Class A, Class B, Class C, Advisor Class, Investor            0.28%
       Class and Class Z Shares
       Administrator Class (formerly Class K) Shares                 0.25%
       Institutional Class Shares                                    0.02%

                          ULTRA SHORT-TERM INCOME FUND



CLASS                                                           FEE
       Administrator Class (formerly Class K) Shares            0.25%
       Institutional Class Shares                               0.02%
       Advisor Class and Investor Class Shares                  0.33%

     Therefore, the table below shows the administrative fees paid by either the Funds noted above or their predecessor portfolios. Payments cover both SIS and Funds Management.




                                                  11/01/04 -         11/01/04 -         YEAR ENDED          YEAR ENDED
                              YEAR ENDED           5/31/05            5/31/05            10/31/04            10/31/03
FUND                         5/31/06 WFFM            SIS                WFFM                SIS                SIS
CORPORATE BOND FUND
 Fund Level                   $  179,503               N/A            $ 30,639               N/A                 N/A
 Investor Class               $1,371,151        $  474,627            $218,409        $1,331,814          $1,743,132
 Advisor Class                $   45,038        $   23,581            $  6,872        $   65,427          $   77,955
 Institutional Class          $   30,576        $    6,503            $  8,231        $   15,824          $   11,702
GOVERNMENT SECURITIES FUND
 Fund Level                   $  602,012               N/A            $ 92,614               N/A                 N/A
 Class C1                     $    4,882        $    3,263            $    882        $    9,730          $ 3,7682 2
 Investor Class               $4,468,478        $1,458,540            $731,825        $4,122,989          $6,408,043
 Administrator Class          $   66,960               N/A                 N/A               N/A                 N/A
 Advisor Class                $  183,316        $   89,705            $ 27,059        $  253,270          $  365,287
 Institutional Class          $   61,483        $    7,704            $ 10,093        $   18,942          $   21,684
HIGH INCOME FUND
 Fund Level                   $  135,560               N/A            $ 18,983               N/A                 N/A

                                                  11/01/04 -         11/01/04 -         YEAR ENDED         YEAR ENDED
                              YEAR ENDED           5/31/05            5/31/05            10/31/04           10/31/03
FUND                         5/31/06 WFFM            SIS                WFFM                SIS                SIS
 Investor Class               $  905,691         $  352,335           $139,820          $  967,026         $1,288,716
 Advisor Class                $   95,711         $   27,162           $  5,942          $   69,932         $   60,808
 Institutional Class          $    2,467         $      314           $    343          $    8,343         $    7,672
SHORT-TERM BOND FUND
 Fund Level                   $  260,367                N/A           $ 39,878                 N/A                N/A
 Investor Class               $2,022,796         $  601,461           $321,377          $1,653,728         $2,274,652
 Advisor Class                $   18,886         $   11,511           $  3,243          $   32,436         $   31,719
 Institutional Class          $   51,582         $    4,482           $  5,744          $   11,792         $   12,255
SHORT-TERM HIGH YIELD BOND FUND
 Fund Level                   $   75,039                N/A           $ 12,047                 N/A                N/A
 Investor Class               $  457,660         $  189,165           $ 73,576          $  539,912         $  674,931
 Advisor Class                $   82,023         $   63,011           $ 13,110          $  175,979         $  132,471
STRATEGIC INCOME FUND
 Fund Level                   $   14,137                N/A           $  1,931                 N/A                N/A
 Class A                      $   41,132         $   17,477           $  5,204          $   18,853         $    6,734
 Class B                      $   27,846         $   13,138           $  4,063          $   26,101         $   17,832
 Class C                      $   10,190         $    5,771           $  1,456          $   14,981         $   16,134
ULTRA-SHORT DURATION BOND FUND
 Fund Level                   $   18,409                N/A           $  3,030                 N/A                N/A
 Class A                      $        0         $   21,238           $  5,948          $   62,185         $   78,312
 Class B                      $        0         $   11,917           $  3,427          $   32,773         $   39,805
 Class C                      $        0         $   10,249           $  2,483          $   36,509         $   36,963
 Class Z                      $   18,830         $   17,792           $  8,209          $   55,091         $   84,229
ULTRA SHORT-TERM INCOME FUND
 Fund Level                   $  501,013                N/A           $ 79,824                 N/A                N/A
 Investor Class               $4,025,402         $1,694,814           $644,374          $5,047,001         $6,859,784
 Advisor Class                $  150,047         $  109,682           $ 24,057          $  343,963         $  417,021
 Administrator Class          $    3,726                N/A                N/A                 N/A                N/A
 Institutional Class          $   40,142         $    4,939           $  6,280          $   21,216         $   46,330


1   First offered on December 26, 2002.
2   For the ten-month fiscal period ended October 31, 2003.


Distributor
-----------



     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds. Prior to April 11, 2005, Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for each Fund.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares of the shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.



     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the

Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



     For the fiscal year ended May 31, 2006, the Funds paid Funds Distributor the following fees for distribution-related services:



                               DISTRIBUTION FEES




                                                        PRINTING,     COMPENSATION      COMPENSATION
                                                        MAILING &          TO               TO
FUND/CLASS         TOTAL              ADVERTISING      PROSPECTUS    UNDERWRITERS      BROKER/DLRS     OTHER*
 GOVERNMENT SECURITIES FUND
  Class C        $ 13,076              $0              $0            $ 10,993          $ 2,083        $      0
 HIGH YIELD BOND FUND
  Class B        $182,586              $0              $0            $      0          $     0        $182,586
  Class C        $135,636              $0              $0            $117,374          $18,262        $      0
 INCOME PLUS FUND
  Class B        $129,293              $0              $0            $      0          $     0        $129,293
  Class C        $ 45,938              $0              $0            $ 41,605          $ 4,333        $      0
 INFLATION-PROTECTED BOND FUND
  Class B        $ 86,299              $0              $0            $      0          $     0        $ 86,299
  Class C        $ 92,978              $0              $0            $ 78,539          $14,439        $      0
 INTERMEDIATE GOVERNMENT INCOME FUND
  Class B        $186,936              $0              $0            $      0          $     0        $186,396
  Class C        $ 83,335              $0              $0            $ 73,189          $10,146        $      0
 SHORT DURATION GOVERNMENT BOND FUND
  Class B        $169,487              $0              $0            $      0          $     0        $169,487
  Class C        $118,503              $0              $0            $108,655          $ 9,848        $      0
 STABLE INCOME FUND
  Class B        $118,608              $0              $0            $      0          $     0        $118,608
  Class C        $ 42,521              $0              $0            $ 39,246          $ 3,275        $      0
 STRATEGIC INCOME FUND
  Class B        $ 74,589              $0              $0            $      0          $     0        $ 74,589
  Class C        $ 27,296              $0              $0            $ 22,213          $ 5,083        $      0
 TOTAL RETURN BOND FUND
  Class B        $187,484              $0              $0            $      0          $     0        $187,484
  Class C        $ 66,953              $0              $0            $ 54,808          $ 5,083        $      0
 ULTRA-SHORT DURATION BOND FUND
  Class B        $ 54,128              $0              $0            $      0          $     0        $ 54,128
  Class C        $ 36,675              $0              $0            $ 22,941          $13,734        $      0


------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.


     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.


     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.


Shareholder Servicing Agent
---------------------------


     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.


     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian
---------



     Wells Fargo Bank, N.A.(the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund , except the Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds. The Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level.

Fund Accountant
---------------


     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:




AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%



     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.



Transfer and Distribution Disbursing Agent
------------------------------------------


     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.


Underwriting Commissions
------------------------


     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Diversified Bond, High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income and Total Return Bond Funds on a continuous basis. Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds.



     For the period June 1, 2004, through April 10, 2005, and the fiscal year ended 2004, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:




  JUNE 1, 2004 - APRIL 10,
            2005                      YEAR ENDED 05/31/04*
    PAID           RETAINED            PAID           RETAINED
 $  86,992         $86,992         $1,376,762         $66,123

* Includes commissions paid by the Short Duration Government Bond and Total Return Bond Funds for the period of June 9, 2003, through June 30, 2003.


     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor was as follows:




         YEAR ENDED               APRIL 11, 2005 - MAY 31,
        MAY 31, 2006                         2005
    PAID           RETAINED          PAID          RETAINED
 $   522,439       $17,396         $14,499         $14,499


     For the period June 1, 2004, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was as follows:



JUNE 1, 2004 - APRIL 10,
          2005
   PAID          RETAINED
$  8,065         $8,065


Code of Ethics
--------------



     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule

17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.


                        DETERMINATION OF NET ASSET VALUE



     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.


     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.


     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that
(i) it will have good and marketable title to the securities received by it;
(ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Stable Income, Short Duration Government Bond, and the Ultra-Short Duration Bond Funds, is as follows:



                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %          ALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT           OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  4.50%                  4.71%                 4.00%
 $50,000 to $99,999                 4.00%                  4.17%                 3.50%
 $100,000 to $249,999               3.50%                  3.63%                 3.00%
 $250,000 to $499,999               2.50%                  2.56%                 2.25%
 $500,000 to $999,999               2.00%                  2.04%                 1.75%
 $1,000,000 and over1               0.00%                  0.00%                 1.00%

------
1 We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     The dealer reallowance for purchases of Class A shares of the Stable Income Fund and Ultra-Short Duration Bond Fund is as follows:



                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %          ALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT           OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  2.00%                  2.04%                 1.75%
 $50,000 to $99,999                 1.50%                  1.52%                 1.25%
 $100,000 to $249,999               1.00%                  1.01%                 0.85%
 $250,000 to $499,999               0.75%                  0.76%                 0.70%
 $500,000 to $999,999               0.50%                  0.50%                 0.50%
 $1,000,000 and over1               0.00%                  0.00%                 0.50%

------
1 We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund is as follows:



                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %          ALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT           OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  3.00%                  3.09%                 2.50%
 $50,000 to $99,999                 2.50%                  2.56%                 2.00%
 $100,000 to $249,999               2.00%                  2.04%                 1.75%
 $250,000 to $499,999               1.50%                  1.52%                 1.25%
 $500,000 to $999,999               1.00%                  1.01%                 0.75%
 $1,000,000 and over1               0.00%                  0.00%                 0.50%

------
1 We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.



     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:


  o Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     o Family members of any of the above.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.


     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.


     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.



     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Diversified Bond Fund:
--------------------------


  o Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Diversified Bond Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.



     Additional Investors Eligible to Purchase Class Z Shares of the Total
     ---------------------------------------------------------------------
Return Bond and Ultra-Short Duration Bond Funds ("Class Z shares"):
-------------------------------------------------------------------


     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:


  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

  o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note:
     Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.


  o You are the beneficiary of Class Z shares of a Fund (i.e., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.



     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.



     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:


     o A.G. Edwards & Sons, Inc.

     o Allstate Financial Services, LLC

     o Ameriprise Financial Services, Inc.

     o AXA Advisors, LLC

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o Fiserv Securities, Inc.

     o GWFS Equities, Inc.

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o Multi-Financial Securities Corporation

     o Pershing LLC

     o Prudential Retirement Brokerage Services, Inc.

     o Raymond James & Associates, Inc.

     o Robert W. Baird & Co. Incorporated

     o Transamerica Financial Advisors, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC


     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance compaines and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS



     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.



     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.



     In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.


     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:




                                   MAY 31,   MAY 31,   OCTOBER 31,
FUND                                 2006      2005       20048
Corporate Bond                       157%       85%7       133%
Diversified Bond1                    163%       56%          -
Government Securities                207%      139%7       390%
High Income                           98%       52%7       133%
High Yield Bond                       96%       81%          -
Income Plus2                         171%      132%          -
Inflation Protected Bond3             47%      425%          -
Intermediate Government Income4      153%      277%          -
Short Duration Government Bond       316%      272%          -
Short-Term Bond                       28%       14%7        37%
Short-Term High Yield Bond            60%       31%7        71%
Stable Income                         23%       43%          -
Strategic Income5                     89%       76%7       141%
Total Return Bond6                   704%      767%          -
Ultra-Short Duration Bond             23%        9%7        28%
Ultra Short-Term Income               26%       17%7        26%


1 There were no significant changes in the Fund's portfolio construction during the period. The majority of the Fund's purchases were centered on compelling relative-value opportunities, mostly in the mortgage sector, and very selective high-yield opportunities. The portfolio turnover rate declined from the fiscal year 2004 because of a significant reduction of turnover in the Tactical Maturity segment of the portfolio as a result of lower yield volatility in the fixed-income markets in the fiscal year 2005.
2 A more defensive approach was taken in early 2005, where the Fund selectively added positions that continued to offer good relative value.
3 Most non- treasury inflation protected securities (TIPS) issues, such as commercial mortgage-backed securities (CMBS) were sold from the Fund's portfolio because we believed that inflation would increase throughout the year and that the CMBS sector would continue to underperform relative to the TIPS sector.
4 The Fund reduced its mortgage holdings overall during the period and continued to invest in mortgage securities in an effort to outperform the benchmark.
5 The Fund reduced its exposure to the holdings that were sensitive to a trend toward slower economic growth.
6 The Fund's portfolio turnover was higher than average during the year as we found opportunities to add performance versus our benchmark through our relative value approach.
7 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.

8 Prior to 2005, the Fund's fiscal year end was October 31. Information is shown for the periods from November 1, 2003 to October 31, 2004.


     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:



                       TOTAL BROKERAGE COMMISSIONS PAID1


                                             YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                          05/31/06         05/31/2005        05/31/2004
 Diversified Bond Fund                         $    0            $    0              $0
 High Yield Bond Fund                          $1,600            $4,564              $0
 Income Plus Fund                              $    0            $    0              $0
 Inflation-Protected Bond Fund                 $    0            $    0              $0
 Intermediate Government Income Fund           $  675            $    0              $0
 Stable Income Fund                            $    0            $    0              $0

                            TOTAL BROKERAGE COMMISSIONS PAID1


                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                           5/31/05           5/31/05          5/31/042          6/30/03
 Short Duration Government Bond Fund             $0                $0                $0                $0
 Total Return Bond Fund                          $0                $7                $0                $0


------
1    No commissions were paid to affiliated brokers.
2 In 2003, the Fund changed its fiscal year end from June 30 to May 31. Information is shown for an 11-month period, from July 1, 2003, to May 31, 2004.


     Former Strong Funds. For the fiscal year ends listed below, the Funds or
     -------------------
the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                        TOTAL BROKERAGE COMMISSIONS PAID




                                    YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                  5/31/06           5/31/05          10/31/04          10/31/03
 Corporate Bond1                      $13,044           $10,999          $ 61,261         $ 77,203
 Government Securities2               $36,246           $23,751          $145,935         $463,957
 High Income Fund                     $   108           $10,130          $ 10,353         $  2,438
 Short-Term Bond3                     $     0           $     0          $ 15,416         $ 18,117
 Short-Term High Yield Bond           $   144           $ 3,430          $      0         $      0
 Strategic Income4                    $ 2,354           $ 8,700          $  4,556         $  1,182
 Ultra-Short Duration Bond5           $   336           $   302          $  1,778         $  1,724
 Ultra Short-Term Income              $11,595           $66,225          $ 52,349         $ 32,337


1 Brokerage commissions decreased in 2004 due to longer holding periods of the securities. Commissions paid relate primarily to futures activity. Futures are used to hedge exposure in the fund. When turnover is reduced, hedging activities are reduced resulting in lower commissions.
2 Commissions paid relate primarily to futures activity that were used for hedging purposes. Change in fund's management team resulting in a change in hedging strategy.
3 Reductions in commissions are due to reduced trading activity and portfolio management changes.
4 Changes in commissions are due to implementation of hedging strategy using futures.
5 Changes in commissions are due to reduced trading activity and portfolio management changes.


     Directed Brokerage Transactions. For the fiscal year ended May 31, 2006,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.


     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of May 31, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:




FUND                             BROKER/DEALER                                SHARE VALUE
 Corporate Bond Fund             Deutsche Bank Alex Brown                     $ 1,310,000
                                 JP Morgan Chase & Company                    $ 3,737,000
                                 Credit Suisse First Boston Corporation       $ 3,434,000
                                 Goldman Sachs & Company                      $ 6,840,000
                                 Lehman Brothers Incorporated                 $ 2,904,000
                                 Merril Lynch & Company                       $ 1,579,000
                                 Morgan Stanley & Company                     $ 6,729,000
                                 Bear Stearns                                 $ 5,081,000

 Diversified Bond Fund           N/A                                          N/A

 Government Securities Fund      Bank of America                              $ 9,230,000
                                 JP Morgan Chase & Company                    $40,020,000
                                 Wachovia Corporation                         $ 1,812,000
                                 Bear Stearns                                 $48,726,000

                                        Credit Suisse First Boston Corporation      $362,000
                                        Deutsche Bank Alex Brown                     $   480,000
                                        Goldman Sachs & Company                      $10,214,000
                                        Lehman Brothers Incorporated                 $   263,000
                                        Merril Lynch & Company                       $   724,000
                                        Morgan Stanley & Company                     $17,814,000

 High Income Fund                       Bear Stearns                                 $   781,000
                                        Credit Suisse First Boston Corporation       $   590,000
                                        Deutsche Bank Alex Brown                     $ 2,351,000
                                        Goldman Sachs & Company                      $   568,000
                                        Merril Lynch & Company                       $ 1,189,000
                                        Morgan Stanley & Company                     $ 1,065,000

 High Yield Bond Fund                   Credit Suisse First Boston Corporation       $   165,000
                                        Deutsche Bank Alex Brown                     $   659,000
                                        Goldman Sachs & Company                      $   778,000
                                        Merril Lynch & Company                       $   333,000
                                        Morgan Stanley & Company                     $   298,000

 Income Plus Fund                       Bank of America                              $ 1,534,000
                                        Credit Suisse First Boston Corporation       $    86,000
                                        JP Morgan Chase & Company, Inc.              $ 2,481,000
                                        Morgan Stanley & Company                     $ 1,363,000
                                        Deutsche Bank Alex Brown                     $   174,000
                                        Bear Stearns                                 $ 1,888,000
                                        Goldman Sachs & Company                      $   396,000
                                        Lehman Brothers Incorporated                 $    10,000
                                        Merril Lynch & Company                       $    28,000

 Inflation-Protected Bond Fund          N/A                                         N/A

 Intermediate Government Income Fund    Morgan Stanley & Company, Inc.               $23,183,000
                                        Bear Stearns                                 $26,364,000
                                        Credit Suisse First Boston Corporation       $   196,000
                                        Deutsche Bank Alex Brown                     $    50,000
                                        Goldman Sachs & Company                      $ 5,527,000
                                        JP Morgan Chase & Company, Inc.              $10,679,000
                                        Lehman Brothers Incorporated                 $   142,000
                                        Merril Lynch & Company                       $   392,000

 Short Duration Government Bond Fund    JP Morgan Chase & Company                    $11,566,000
                                        Bear Stearns                                 $74,293,000
                                        Credit Suisse First Boston Corporation       $   189,000
                                        Goldman Sachs & Company                      $ 5,333,000
                                        Lehman Brothers Incorporated                 $   137,000
                                        Merril Lynch & Company                       $   378,000
                                        Morgan Stanley & Company, Inc.               $ 9,300,000

 Short-Term Bond Fund                Bank of America                              $ 9,539,000
                                     Credit Suisse First Boston Corporation       $   972,000
                                     JP Morgan Chase & Company                    $16,926,000
                                     Morgan Stanley & Company                     $ 3,341,000
                                     Wachovia Corporation                         $ 2,001,000
                                     HSBC Securities                              $ 2,513,000
                                     Lehman Brothers Incorporated                 $ 3,018,000
                                     Bear Stearns                                 $ 5,502,000
                                     Goldman Sachs & Company                      $ 1,153,000
                                     Merril Lynch & Company                       $    82,000

 Short-Term High Yield Bond Fund     Bear Stearns                                 $    75,000
                                     Credit Suisse First Boston Corporation       $    56,000
                                     Deutsche Bank Alex Brown                     $   225,000
                                     Goldman Sachs & Company                      $    54,000
                                     Merril Lynch & Company                       $   114,000
                                     Morgan Stanley & Company                     $   102,000

 Stable Income Fund                  N/A                                          N/A

 Strategic Income Fund               N/A                                          N/A

 Total Return Bond Fund              N/A                                          N/A

 Ultra-Short Duration Bond Fund      Bank of America                              $   427,000
                                     JP Morgan Chase & Company                    $   737,000
                                     Wachovia Corporation                         $   199,000
                                     HSBC Securities                              $   226,000

 Ultra Short-Term Income Fund        Morgan Stanley & Company                     $11,351,000
                                     Bank of America                              $15,133,000
                                     Credit Suisse First Boston Corporation       $ 9,691,000
                                     JP Morgan Chase & Company                    $30,436,000
                                     Morgan Stanley & Company                     $ 5,519,000
                                     Wachovia Corporation                         $ 5,862,000
                                     HSBC Securities                              $ 6,306,000
                                     Bear Stearns                                 $ 6,088,000
                                     Goldman Sachs & Company                      $ 1,276,000
                                     Lehman Brothers Incorporated                 $    33,000
                                     Merril Lynch & Company                       $    90,000


                                 FUND EXPENSES


     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.


     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.


                              FEDERAL INCOME TAXES



     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Reteirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.



     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.



     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a

Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.



     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.



     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.



     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of May 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:





                                                                   CAPITAL LOSS
FUND                                             YEAR EXPIRES      CARRYFORWARDS
       Corporate Bond Fund                          2010           $130,791,795
       Government Securities Fund                   2014           $  2,498,901
       High Income Fund                             2007           $  2,505,751
                                                    2008           $  9,294,748
                                                    2009           $ 78,272,914
                                                    2010           $279,017,279
                                                    2011           $ 28,016,734
       High Yield Bond Fund                         2014           $    869,486
       Income Plus Fund                             2008           $    972,513
                                                    2009           $  4,178,571
                                                    2010           $  1,602,869
                                                    2011           $    484,626
                                                    2013           $    210,712
                                                    2014           $     73,948
       Intermediate Government Income Fund          2007           $  8,798,825
                                                    2008           $ 17,842,488
                                                    2012           $  8,757,525
                                                    2013           $  4,919,342
                                                    2014           $  8,423,067
       Short Duration Government Bond Fund          2007           $  1,422,016
                                                    2008           $    471,758

                                                               CAPITAL LOSS
FUND                                         YEAR EXPIRES      CARRYFORWARDS
                                                2012           $  3,043,490
                                                2013           $  3,149,457
                                                2014           $  7,300,815
       Short-Term Bond Fund                     2007           $ 17,351,674
                                                2009           $109,813,638
                                                2010           $  2,145,251
                                                2011           $    263,758
                                                2013           $    417,163
                                                2014           $    764,108
       Short-Term High Yield Bond Fund          2008           $    495,102
                                                2009           $  5,798,551
                                                2010           $ 65,207,342
       Stable Income Fund                       2007           $    106,433
                                                2008           $    185,398
                                                2009           $     88,159
                                                2011           $    623,902
                                                2012           $    688,353
                                                2013           $    327,692
                                                2014           $  1,232,465
       Total Return Bond Fund                   2007           $ 12,367,877
                                                2008           $  1,017,826
                                                2012           $  1,476,555
                                                2013           $  1,289,153
                                                2014           $  2,756,169
       Ultra-Short Duration Bond Fund           2008           $    240,514
                                                2010           $  3,205,247
                                                2011           $  1,042,242
                                                2012           $    203,609
                                                2014           $     73,332
       Ultra Short-Term Income Fund             2007           $  4,074,382
                                                2008           $ 17,640,972
                                                2009           $ 17,899,192
                                                2010           $171,970,363
                                                2011           $ 21,629,987
                                                2012           $ 11,899,310





     If a Fund engages in a reorganization, either as an acquiring Fund or acquired Fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other Funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.


     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.



     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing its assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.


     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund intends to revoke its election to amortize bond premium currently for federal income tax purposes (pending IRS ratification as a change not requiring permission). As a result, investment company taxable income and required distributions will likely increase in future tax years and any loss on retirement or sale of bonds purchased at a premium will result in capital loss. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold. It is expected that the Inflation-Protected Bond Fund will have such OID income.



     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.


     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.




     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.



     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.



     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.



     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.



     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.



     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.



     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's current and accumulated earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for the purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.



     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.



     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.



     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.



     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.


     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.



     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.



     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.


     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.



     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If more than half of a Fund's assets are invested directly or indirectly in U.S. real property holding companies or REITS, distributions attributable to gain from the Fund's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). If a foreign shareholder disposes its Fund shares prior to a distribution and the Fund has income attributable to a U.S. real property interest, under certain circumstances the foreign shareholder may be treated as having received a distribution attributable to gain from the Fund's sale or exchange of U.S. real property interests. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.



     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.


     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.


     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.


                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.


     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.


     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o  Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o  Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o  Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o  Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
       proposals that may restrict shareholder rights.


     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.


     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.


     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.


       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next


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


applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.


     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.


     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.


     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.


     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.


     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.



     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.



                                 CAPITAL STOCK


     The Funds are sixteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.



     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.



     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.



     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.



     Set forth below as of September 8, 2006, is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.


                     5% OWNERSHIP AS OF SEPTEMBER 8, 2006,





                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
----------------------      -----------------------------------      ----------
CORPORATE BOND FUND
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                       68.72%
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            ORCHARD TRUST COMPANY LLC CUST
                            FBO EMPLOYEE BENEFIT CLIENTS
                            C/O GREAT-WEST LIFE                       7.35%
                            8515 E ORCHARD RD # 2T2
                            GREENWOOD VILLAGE CO 80111-5002
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class        TS 50%                                   39.76%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 60%                                   22.30%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 35%                                   19.46%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 20%                                   16.99%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                      18.73%
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

                                                                           PERCENTAGE
FUND                              NAME AND ADDRESS                          OF CLASS
----------------------------      -----------------------------------      ----------
                                  WELLS FARGO FUNDS MANAGEMENT LLC
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM               6.10%
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
DIVERSIFIED BOND FUND
                                  WELLS FARGO BANK NA, FBO
                                  DIVERSIFIED BOND FUND I
 Administrator Class              ATTN: MUTUAL FUND OPS                    60.82%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO
                                  DIVERSIFIED BOND FUND I
                                  ATTN: MUTUAL FUND OPS                    28.18%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO
                                  DIVERSIFIED BOND FUND I
                                  ATTN: MUTUAL FUND OPS                     7.76%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
GOVERNMENT SECURITIES FUND
                                  AMERICAN ENTERPRISE INVESTMENT
                                  SERVICES FBO
 Class C                                                                   28.24%
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  MERRILL LYNCH PIERCE FENNER &
                                  SMITH INC
                                  MERRILL LYNCH FIN DATA SERVICES
                                                                           10.72%
                                  ATTENTION SERVICE TEAM
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
                                  WELLS FARGO FUNDS MANAGEMENT LLC
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 Administrator Class              WELLS FARGO ADVISOR PROGRAM              56.32%
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
                                  WELLS FARGO BANK NA FBO
                                  OMNUBUS REINVEST/REINVEST
                                                                           37.44%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  CHARLES SCHWAB & CO INC
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                             64.18%
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  INVESTORS BANK & TRUST CO TR
                                  FOR VARIOUS RETIREMENT PLANS
                                                                           15.25%
                                  4 MANHATTANVILLE RD
                                  PURCHASE NY 10577-2139

                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF CLASS
----------------------      ------------------------------------      ----------
                            WELLS FARGO BANK NA FBO
                            EDVEST AGGRESSIVE PORTFOLIO (WISC)
 Institutional Class                                                  26.74%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST BOND                               19.59%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NATIONAL FINANCIAL SERVICES CORP
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT 5TH FL
                                                                      15.45%
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            WELLS FARGO BANK NA FBO
                            AMERICAN RED CROSS OF GREATER L A
                                                                      11.45%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            LIFE STAGES MODERATE PORTFOLIO
                            A/C                                        6.22%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                       25.99%
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONWIDE TRUST COMPANY FSB
                            C/O IPO PORTFOLIO ACCOUNTING
                                                                       8.52%
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            NFS LLC FEBO
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                                                                       5.93%
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            CITIGROUP GLOBAL MARKETS INC.
                            333 WEST 34TH STREET - 3RD FLOOR           5.50%
                            NEW YORK NEW NY 10001-2402
                            CITIGROUP INSTITUTIONAL TRUST CO
                            COMPANY TTEE SMITH BARNEY 401(K)
                            ADVISOR GROUP TRUST                        5.34%
                            400 ATRIUM DRIVE
                            SOMERSET NJ 08873-4162

                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
----------------------      -----------------------------------      ----------
HIGH INCOME FUND
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                        9.16%
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            MCALLEN FIREMEN'S PENSION &
                            RELIEF FUND
 Institutional Class                                                 92.13%
                            PO BOX 220
                            MCALLEN TX 78505-0220
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                      21.79%
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
HIGH YIELD BOND FUND
                            WELLS FARGO & COMPANY
                            417 MONTGOMERY STREET 5TH FL
 Class A                    MAC #A0108-050                           33.64%
                            ATTN JOHANNA LI
                            SAN FRANCISCO CA 94104-1101
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS            15.46%
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class B                                                             15.94%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class C                                                              8.10%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
INCOME PLUS FUND
                            WELLS FARGO BANK NA, FBO
                            AFCTS-CALIFORNIA PRENEED FUNERAL
 Class A                                                             10.90%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS             9.09%
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA FBO
                            AFCTS-OR/WA ENDOWMENT CARE-FIXED
                                                                      5.76%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                        PERCENTAGE
FUND                           NAME AND ADDRESS                          OF CLASS
-------------------------      -----------------------------------      ----------
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
 Class B                                                                10.89%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
 Class C                                                                 7.21%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
INFLATION-PROTECTED BOND FUND
                               CHARLES SCHWAB & CO INC
                               SPECIAL CUSTODY ACCOUNT
 Class A                       EXCLUSIVELY FBO THE CUSTOMERS            47.70%
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4151
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
                                                                         7.49%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               WELLS FARGO INVESTMENTS LLC
                               A/C
                                                                         6.78%
                               625 MARQUETTE AVE S 13TH FLOOR
                               MINNEAPOLIS MN 55402-2308
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
 Class B                                                                21.63%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
 Class C                                                                14.36%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               WELLS FARGO BANK NA, FBO
                               DIVERSIFIED EQUITY I
 Administrator Class           ATTN: MUTUAL FUND OPS                    85.80%
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK NA, FBO
                               DIVERSIFIED EQUITY I
                               ATTN: MUTUAL FUND OPS                     9.08%
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
INTERMEDIATE GOVERNMENT
INCOME FUND
                               WELLS FARGO BANK NA FBO
                               AFCTS-OR PRENEED AND RESERVE-FIXED
 Class A                                                                 6.55%
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533

                                                                       PERCENTAGE
FUND                            NAME AND ADDRESS                         OF CLASS
--------------------------      ---------------------------------      ----------
                                PFPC BROKERAGE SERVICES
                                FBO WELLS FARGO
                                ATTN MITCH BLOOMFIELD
                                                                        6.39%
                                420 MONTGOMERY ST 5TH FL
                                MAC A0101-057
                                SAN FRANCISCO CA 94104-1207
                                AMERICAN ENTERPRISE INVESTMENT
                                SERVICES FBO
 Class B                                                               10.05%
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                MLPF&S FOR THE SOLE BENEFIT
                                OF ITS CUSTOMERS
 Class C                        ATTN MUTUAL FUND ADMINISTRATION         5.30%
                                4800 DEER LAKE DR E FL 3
                                JACKSONVILLE FL 32246-6484
                                WELLS FARGO BANK NA, FBO
                                INTERM US GOVT FUND I
 Administrator Class            C/O MUTUAL FUND PROCESSING             49.26%
                                PO BOX 1450
                                MINNEAPOLIS MN 55485-1450
                                WELLS FARGO BANK NA, FBO
                                INTERM US GOVT FUND I
                                C/O MUTUAL FUND PROCESSING             27.73%
                                PO BOX 1450
                                MINNEAPOLIS MN 55485-1450
                                WELLS FARGO BANK NA, FBO
                                INTERMEDIATE US GOVT FUND
                                ATTN: MUTUAL FUND OPS                  15.19%
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA, FBO
                                INTERM US GOVT FUND I
                                C/O MUTUAL FUND PROCESSING              6.63%
                                PO BOX 1450
                                MINNEAPOLIS MN 55485-1450
SHORT DURATION GOVERNMENT
BOND FUND
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUNT
 Class A                        EXCLUSIVELY FBO THE CUSTOMERS          14.17%
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4151
                                WELLS FARGO INVESTMENTS LLC
                                A/C
                                                                        9.73%
                                608 SECOND AVENUE SOUTH 8TH FL
                                MINNEAPOLIS MN 55402-1927
                                MLPF&S FOR THE SOLE BENEFIT
                                OF ITS CUSTOMERS
                                ATTN MUTUAL FUND ADMINISTRATION         8.93%
                                4800 DEER LAKE DR E FL 3
                                JACKSONVILLE FL 32246-6484

                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
----------------------      -----------------------------------      ----------
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class B                                                              5.87%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class C                                                              6.44%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO BANK NA, FBO
                            FBO OMNIBUS ACCOUNT(REINV/REINV)
 Administrator Class                                                 25.80%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS            22.75%
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA, FBO
                            FBO OMNIBUS ACCOUNT (CASH/CASH)
                                                                     10.98%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            PRUDENTIAL INVESTMENT MGMT SERV
                            FBO MUTUAL FUND CLIENTS
                            100 MULBERRY ST
                                                                      6.61%
                            3 GATEWAY CENTER FL 11
                            MAIL STOP NJ 05-11-20
                            NEWARK NJ 07102-4000
                            WELLS FARGO BANK NA FBO
                            WEALTHBUILDER MODERATE BALANCED
 Institutional Class                                                 52.13%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WEALTHBUILDER CONSERVATIVE ALLOCAT
                                                                     43.32%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
SHORT-TERM BOND FUND
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                       83.65%
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class        EDVEST BALANCED                          22.74%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            EDVEST MODERATE PORTFOLIO (WISC)
                                                                     20.17%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                          PERCENTAGE
FUND                             NAME AND ADDRESS                          OF CLASS
---------------------------      -----------------------------------      ----------
                                 WELLS FARGO BANK NA FBO
                                 WISCONSIN COLLEGE SAVINGS PROGRAM
                                 EDVEST BOND                              12.19%
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 STATE STREET BANK & TRUST CO
                                 CUST FOR THE ROLLOVER IRA OF
                                 CRAIG W BYERS                             7.99%
                                 608 W RUSSET LN # 96N
                                 MEQUON WI 53092-6028
                                 WELLS FARGO BANK NA FBO
                                 LIFE STAGES MODERATE PORTFOLIO
                                                                           7.74%
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 MUHLENBERG COLLEGE
                                 2400 W CHEW ST                            6.10%
                                 ALLENTOWN PA 18104-5586
                                 CHARLES SCHWAB & CO INC
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                           13.62%
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
                                 WELLS FARGO FUNDS MANAGEMENT LLC
                                 EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                 WELLS FARGO ADVISOR PROGRAM              11.41%
                                 100 HERITAGE RESERVE
                                 MENOMONEE FLS WI 53051-4400
SHORT-TERM HIGH YIELD BOND FUND
                                 CHARLES SCHWAB & CO INC
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                            93.63%
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
                                 WELLS FARGO FUNDS MANAGEMENT LLC
                                 EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 Investor Class                  WELLS FARGO ADVISOR PROGRAM              26.23%
                                 100 HERITAGE RESERVE
                                 MENOMONEE FLS WI 53051-4400
                                 CHARLES SCHWAB & CO INC
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                                                          21.36%
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151

                                                                      PERCENTAGE
FUND                         NAME AND ADDRESS                          OF CLASS
-----------------------      -----------------------------------      ----------
STABLE INCOME FUND
                             CHARLES SCHWAB & CO INC
                             SPECIAL CUSTODY ACCOUNT
 Class A                     EXCLUSIVELY FBO THE CUSTOMERS            18.58%
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4151
                             ASC TRUST CORPORATION
                             ASC GOVT TRUST
                             DATED 3/15/2004                           7.40%
                             120 FR PUENAS AVE STE 110
                             HAGATNA GU 96910
                             WELLS FARGO INVESTMENTS LLC
                             A/C
                                                                       5.62%
                             625 MARQUETTE AVE S 13TH FLOOR
                             MINNEAPOLIS MN 55402-2308
                             AMERICAN ENTERPRISE INVESTMENT
                             SERVICES FBO
 Class B                                                               5.05%
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
                             WELLS FARGO INVESTMENTS LLC
                             A/C
 Class C                                                               6.13%
                             608 SECOND AVENUE SOUTH 8TH FL
                             MINNEAPOLIS MN 55402-1927
                             WELLS FARGO BANK NA, FBO
                             STABLE INCOME FUND I
 Administrator Class         C/O MUTAL FUNDS                          50.92%
                             PO BOX 1533
                             MINNEAPOLIS MN 55485-0001
                             WELLS FARGO BANK NA, FBO
                             STABLE INCOME FUND I
                             C/O MUTUAL FUND PROCESSING               34.64%
                             PO BOX 1450
                             MINNEAPOLIS MN 55485-1450
STRATEGIC INCOME FUND
                             CHARLES SCHWAB & CO INC
                             SPECIAL CUSTODY ACCOUNT
                             FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                              65.84%
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4151
                             AMERICAN ENTERPRISE INVESTMENT
                             SERVICES FBO
                                                                      12.75%
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
                             AMERICAN ENTERPRISE INVESTMENT
                             SERVICES FBO
 Class B                                                              73.28%
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
                             AMERICAN ENTERPRISE INVESTMENT
                             SERVICES FBO
 Class C                                                              55.98%
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446

                                                                        PERCENTAGE
FUND                          NAME AND ADDRESS                           OF CLASS
------------------------      ------------------------------------      ----------
                              FIRST CLEARING, LLC
                              A/C
                              MILLER WELDING AND IRON
                                                                          7.42%
                              WORK PSP RICHARD B MILLER
                              118 MULLER ROAD BOX 326
                              WASHINGTON IL 61571-2343
TOTAL RETURN BOND FUND
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT
 Class A                      EXCLUSIVELY FBO THE CUSTOMERS              32.42%
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4151
                              WELLS FARGO BANK WEST NA
                              VARIOUS FASCORP RECORDKEPT PLANS
                                                                         19.85%
                              8515 E ORCHARD RD # 2T2
                              GREENWOOD VLG CO 80111-5002
                              AMERICAN ENTERPRISE INVESTMENT
                              SERVICES FBO
                                                                          7.52%
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE INVESTMENT
                              SERVICES FBO
 Class B                                                                 32.86%
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE INVESTMENT
                              SERVICES FBO
 Class C                                                                18.72%%
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              MERRILL LYNCH PIERCE FENNER & SMITH
                              FOR THE SOLE BENEFIT OF ITS
                              CUSTOMERS                                   6.09%
                              4800 DEER LAKE DR EAST FL 2
                              JACKSONVILLE FL 32246-6484
 Class Z                      NONE                                      NONE
                              WELLS FARGO BANK NA FBO
                              YAZAKI EXEC SUPPLEMENTAL PLAN
 Administrator Class                                                     76.15%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA, FBO
                              FBO OMNIBUS ACCOUNT (CASH/CASH)
                                                                         14.05%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class          EDVEST BALANCED                            10.30%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              WISCONSIN COLLEGE SAVINGS PROGRAM
                              EDVEST MODERATE                             7.85%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

                                                                          PERCENTAGE
FUND                            NAME AND ADDRESS                           OF CLASS
--------------------------      ------------------------------------      ----------
                                WELLS FARGO BANK NA FBO
                                TOMORROW'S SCHOLAR 50% EQUITY PORTF
                                                                           7.41%
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA FBO
                                TOMORROW'S SCHOLAR 75% EQUITY PORTF
                                                                           7.00%
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA
                                FBO TYRONE CCP TRUST AGREEMENT
                                                                           6.22%
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                METHUEN CONTRIBUTORY RETIREMENT
                                41 PLEASANT ST STE 303                     5.14%
                                METHUEN MA 01844-3179
ULTRA-SHORT DURATION BOND FUND
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUNT
                                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                                  65.03%
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4151
                                AMERICAN ENTERPRISE INVESTMENT
                                SERVICES FBO
                                                                          16.22%
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                AMERICAN ENTERPRISE INVESTMENT
                                SERVICES FBO
 Class B                                                                  69.29%
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                AMERICAN ENTERPRISE INVESTMENT
                                SERVICES FBO
 Class C                                                                  42.15%
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                MERRILL LYNCH PIERCE FENNER &
                                SMITH INC
                                MERRILL LYNCH FIN DATA SERVICES
                                                                           6.61%
                                ATTENTION SERVICE TEAM
                                4800 DEER LAKE DR E FL 3
                                JACKSONVILLE FL 32246-6484
                                LPL FINANCIAL SERVICES
                                A/C
                                                                           5.94%
                                9785 TOWNE CENTRE DRIVE
                                SAN DIEGO CA 92121-1968
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUNT
                                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class Z                                                                  27.47%
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4151

                                                                       PERCENTAGE
FUND                          NAME AND ADDRESS                          OF CLASS
------------------------      -----------------------------------      ----------
                              WELLS FARGO FUNDS MANAGEMENT LLC
                              EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                              WELLS FARGO ADVISOR PROGRAM              13.97%
                              100 HERITAGE RESERVE
                              MENOMONEE FLS WI 53051-4400
ULTRA SHORT-TERM INCOME FUND
                              WELLS FARGO FUNDS MANAGEMENT LLC
                              EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 Administrator Class          WELLS FARGO ADVISOR PROGRAM              48.87%
                              100 HERITAGE RESERVE
                              MENOMONEE FLS WI 53051-4400
                              WELLS FARGO BANK NA FBO
                              OMNIBUS REINVEST/REINVEST
                                                                       42.79%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              SPECIAL CUSTODY ACCOUNT
                              FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                ATTN: MUTUAL FUNDS                       86.00%
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4151
                              FTC & CO
                              ACCOUNT #
 Institutional Class          DATALYNX                                 20.57%
                              PO BOX 173736
                              DENVER CO 80217-3736
                              NATIONAL INVESTOR SERVICES FBO
                              55 WATER STREET, 32ND FLOOR
                              NEW YORK                                 12.64%
                              55 WATER ST FL 32
                              NEW YORK NY 10041-3299
                              WELLS FARGO BANK NA FBO
                              WILLIS DEF COMP-WF ADV ULTRA
                                                                       12.11%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT
                              FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                                                       11.93%
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4151
                              WELLS FARGO BANK NA FBO
                              LIFE STAGES MODERATE PORTFOLIO
                                                                        6.44%
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              FTC & CO
                              ACCOUNT #
                                                                        5.53%
                              PO BOX 173736
                              DENVER CO 80217-3736

                                                                PERCENTAGE
FUND                   NAME AND ADDRESS                          OF CLASS
-----------------      -----------------------------------      ----------
                       CHARLES SCHWAB & CO INC
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                 14.66%
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151


 For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.


                             FINANCIAL INFORMATION



     The audited financial statements for the Funds for the fiscal year ended May 31, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                                   APPENDIX


     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.



     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.


CORPORATE BONDS
----------------


  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.


     MOODY'S
     -------


     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.



     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.


     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.


     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.


     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.


     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.


     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.


     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------


        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.


        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.


     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.


     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.


     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.


     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION
                                October 1, 2006
                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222



    Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM
             Wells Fargo Advantage WealthBuilder Equity PortfolioSM
       Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM
        Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM
       Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM
        Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM



     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios offer a single class of shares.


     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus (the "Prospectus") dated October 1, 2006. The audited financial statements for the Portfolios, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended May 31, 2006, are hereby incorporated by reference to the Portfolios' Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.
100044 10-06
WBFS/FASAI09

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              18
 Trustees and Officers                                                  18
 Investment Adviser                                                     21
 Investment Sub-Adviser                                                 22
 Portfolio Managers                                                     22
 Administrator                                                          26
 Distributor                                                            26
 Shareholder Servicing Agent                                            27
 Custodian                                                              28
 Fund Accountant                                                        28
 Transfer and Distribution Disbursing Agent                             28
 Underwriting Commissions                                               28
 Code of Ethics                                                         28
DETERMINATION OF NET ASSET VALUE                                        29
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          29
PORTFOLIO TRANSACTIONS                                                  31
PORTFOLIO EXPENSES                                                      32
FEDERAL INCOME TAXES                                                    33
PROXY VOTING POLICIES AND PROCEDURES                                    39
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       40
CAPITAL STOCK                                                           42
OTHER INFORMATION                                                       43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           43
FINANCIAL INFORMATION                                                   43
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to certain of the Portfolios (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Portfolios had only nominal assets.


     The Portfolios, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.


     The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the respective Portfolios.



WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS                  PREDECESSOR PORTFOLIOS
--------------------------------------------------------------- -----------------------------------------------------
Wells Fargo Advantage WealthBuilder Equity Portfolio            Norwest WealthBuilder II Growth and Income Portfolio
Wells Fargo Advantage WealthBuilder Growth Balanced             Norwest WealthBuilder II Growth Balanced Portfolio
Portfolio
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio   Norwest WealthBuilder II Growth Portfolio

     The CONSERVATIVE ALLOCATION PORTFOLIO commenced operations on September 30, 2004.


     The EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The predecessor Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth and Income Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.


     The GROWTH ALLOCATION PORTFOLIO commenced operations on September 30,
2004.


     The GROWTH BALANCED PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The predecessor Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997.


     The MODERATE BALANCED PORTFOLIO commenced operations on September 30,
2004.


     The TACTICAL EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The predecessor Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth Portfolio changed its name to the Tactical Equity Portfolio.


                              INVESTMENT POLICIES


     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and unaffiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds. Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.


Fundamental Investment Policies
--------------------------------


     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.


     THE PORTFOLIOS MAY NOT:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;


     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;


     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


Non-Fundamental Investment Policies
------------------------------------


     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's shareholders.


     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.


     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.



     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amount "in-the-money") required to establish the contracts.



     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.



     (8) Each Portfolio that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:



     Shareholders will receive at least 60 days notice of any change to a Portfolio's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


General
-------


     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Portfolios and their associated risks. The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.


     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are non-affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.


     Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.


DEBT SECURITIES
---------------


Asset-Backed Securities
-----------------------



     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Portfolio should expect no recourse from the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.


     Asset-backed securities in which a Portfolio may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.



     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.



     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.



Collateralized Debt Obligations
-------------------------------


     Collateralized debt obligations ("CDOs") include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.


     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus(es), CDOs carry additional risks including, but not limited to the possibility that (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;

(iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.



Convertible Securities
-----------------------


     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Portfolios use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.



Corporate Debt Securities
-------------------------


     Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.


Custodial Receipts for Treasury Securities
------------------------------------------



     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The Portfolios will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.



Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.


     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.



Guaranteed Investment Contracts
-------------------------------


     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.


High Yield Securities
----------------------



     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.



     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.


     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.



Money Market Instruments
------------------------


     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolio.


     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Portfolio, may be used for letter of credit-backed investments.


Mortgage-Related Securities
----------------------------



     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolios.



     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.


     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBSS"). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBSs developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.



     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.


     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.


     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.


     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.


     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Portfolios' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolios to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.


     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.


Municipal Bonds
---------------


     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.




     Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     Stand-by Commitments. Certain Portfolios may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price with a Portfolio pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer if the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.


     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Portfolio values stand-by commitments at zero in determining NAV. When a Portfolio pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Portfolio's portfolio of securities.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolio's portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.


     Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------


     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.


     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.


     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.


     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.


     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Portfolio's portfolio arising from these or other factors will cause changes in the NAV per share of the Portfolio.


Loan Participations
-------------------



     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Portfolios may invest directly that are owned by banks or other institutions. A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the loan participation.



Stripped Securities
--------------------



     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolio may only purchase principal-only SMBS.



     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.



Supranational Agency Securities
-------------------------------


     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
----------------------------------------------------


     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. Because these securities do not pay current cash income, the market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.



DERIVATIVES
-----------


Derivative Securities
---------------------


     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Portfolio's portfolio, although the Portfolio may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the Portfolio to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).


     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Portfolio's investment objective, does not expose a Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.


     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Portfolio use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.



Futures and Options Contracts
-----------------------------



     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.


     Certain futures strategies employed by a Portfolio in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the CFTC.



     Pursuant to a notice of eligibility claiming exclusion from the definition of "Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.



     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.


     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.


     FUTURE DEVELOPMENTS. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.


EQUITY SECURITIES
-----------------



     The following equity securities may be purchased by a Portfolio to the extent such purchase is permitted by its investment objective and strategies.


Common and Preferred Stocks
---------------------------


     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment.


     REAL ESTATE INVESTMENT TRUSTS. A Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.


     REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio, when investing in REITs, will bear its proportionate share of the costs of the REITs' operations.


Small Company Securities
------------------------



     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).


     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.


     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------


Foreign Government Securities
-----------------------------


     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.


Foreign Obligations and Securities
-----------------------------------



     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.


Emerging Market Securities
--------------------------


     The Portfolios consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.


     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.


     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------


Borrowing
----------



     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------



     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% of its net assets in illiquid securities.


Initial Public Offerings
------------------------


     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.


Loans of Portfolio Securities
-----------------------------


     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.


     A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------


     The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.


     Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio's investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund's outstanding voting shares for any 30 day period; and
(iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).


     Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.


     ISHARES. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A securities that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the security may be delayed or limited.


     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Portfolio sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.


Short Sales
-----------


     A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until the Portfolio replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out.


     The value of securities of any issuer in which a Portfolio maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Portfolio's net assets or 5% of the securities of such class of the issuer. A Portfolio's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.


     Short sales by a Portfolio that are not made "against the box" create opportunities to increase the Portfolio's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolio and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Portfolio will be "against the box," or the Portfolio's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio's total assets.

Swap Agreements
---------------



     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.



     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.


Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Portfolios."


Trustees and Officers
---------------------


     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.




                    POSITION HELD                                                                      OTHER PUBLIC
                         WITH                                                                           COMPANY OR
                     REGISTRANT/                                                                        INVESTMENT
NAME, AGE AND         LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                SERVICE1                            DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------    ---------------    ------------------------------------------------------------    --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 64 Trustee,           Chair of Finance, Wake Forest University, since 2006. Wake            N/A
                   since 1987         Forest University, Calloway School of Business and
                                      Accountancy, Benson-Pruitt Professorship since 1999.
                                      Associate Professor of Finance 1994-1999.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                      SERVICE1                           DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Peter G. Gordon, 64     Trustee,           Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        since 1998;        Company and President of Crystal Geyser Roxane Water
                        (Chairman,         Company.
                        since 2001).
Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 53     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                   INTERESTED2 TRUSTEE
J. Tucker Morse, 62     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003. Vice President of Wells Fargo Bank, N.A. from
                                           December 1997 to May 2000.
A. Erdem Cimen, 33      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
                                           Director of Small Business Services Risk Management for
                                           American Express Travel Related Services from 2000 to
                                           2001.
C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 44      Chief              Chief Compliance Officer of Wells Fargo Funds
                        Compliance         Management, LLC since 2004 and Compliance Officer of
                        Officer, since     Wells Fargo Funds Management, LLC from 1999 to 2002.
                        2004               Compliance Manager of Wells Fargo Investments from 1997
                                           to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                           Management, LLC to pursue personal goals.


------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.



     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.


     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.



     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2006, the Trustees received the following compensation:



                               COMPENSATION TABLE

                         FISCAL YEAR ENDED MAY 31, 2006





                                             INTERESTED
                                             TRUSTEE                              INDEPENDENT TRUSTEES
                                             J. TUCKER   THOMAS S.   PETER G.    RICHARD M.   OLIVIA      TIMOTHY J.  DONALD C.
PORTFOLIO                                    MORSE       GOHO        GORDON      LEACH        MITCHELL1   PENNY       WILLEKE
Conservative Allocation                      $  1,042    $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Equity                                       $  1,042    $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Growth Allocation                            $  1,042    $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Growth Balanced                              $  1,042    $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Moderate Balanced                            $  1,042    $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
Tactical Equity                              $  1,042    $  1,085    $  1,250    $  1,032     $   623     $  1,042    $  1,042
TOTAL COMPENSATION FROM THE FUND COMPLEX2    $148,000    $154,000    $177,500    $146,500     $88,500     $148,000    $148,000


------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

2 Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).




     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.

        BENEFICIAL EQUITY OWNERSHIP IN THE PORTFOLIOS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2005




                                 INTERESTED
                                 TRUSTEE                                         INDEPENDENT TRUSTEES
                                 J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
PORTFOLIO                        MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
Conservative Allocation          $0               $0               $0               $0               $0               $0
Equity                           $0               $0               $0               $0               $0               $0
Growth Allocation                $0               $0               $0               $0               $0               $0
Growth Balanced                  $0               $0               $0               $0               $0               $0
Moderate Balanced                $0               $0               $0               $0               $0               $0
Tactical Equity                  $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex1                         over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios.


     Prior to August 2, 2004, Funds Management was entitled to receive as compensation for its advisory services to the Equity Portfolio, Growth Balanced Portfolio and Tactical Equity Portfolio a monthly fee at the annual rate of 0.35% of each Portfolio's average daily net assets. Effective August 2, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Portfolio's average daily net assets:



                                                            FEE
PORTFOLIO                            8/2/04 TO 9/30/04                EFFECTIVE 10/1/04*
Conservative Allocation                     N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Equity                           $  0-999M           0.35%        First $1B            0.20%
                                 $ 1-4.99B          0.325%         Next $4B           0.175%
                                   >$4.99B           0.30%         Over $5B            0.15%
Growth Allocation                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Growth Balanced                  $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                   >$4.99B            0.30%        Over $5B            0.15%
Moderate Balanced                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Tactical Equity                  $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                   >$4.99B            0.30%        Over $5B            0.15%

* Effective at commencement of operations of the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios.

     The Portfolios paid the following advisory fees, and the investment adviser waived the indicated fees, for the fiscal years shown:





                                   05/31/06                         05/31/05                         05/31/04
                               FUNDS MANAGEMENT                 FUNDS MANAGEMENT                 FUNDS MANAGEMENT
                                              FEES                             FEES                            FEES
PORTFOLIO                  FEES PAID         WAIVED         FEES PAID         WAIVED         FEES PAID        WAIVED
Conservative Allocation*   $ 23,443         $ 37,086        $      0         $  8,130             N/A           N/A
Equity                     $149,493         $117,944        $196,247         $ 62,415        $225,450         $7,574
Growth Allocation*         $ 25,251         $ 48,017        $      0         $  7,442             N/A            N/A
Growth Balanced            $675,930         $127,836        $636,334         $117,549        $714,275         $2,293
Moderate Balanced*         $ 42,991         $ 42,029        $      0         $ 10,777             N/A            N/A
Tactical Equity            $308,495         $110,098        $253,889         $ 66,520        $300,600         $6,003



*    Commenced operations on September 30, 2004.



     General. Each Portfolio's Advisory Agreement will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Adviser
----------------------



     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Portfolios. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Portfolios' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.



     As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser. Prior to September 1, 2005, Wells Capital Management received as compensation for its sub-advisory services to each Portfolio, a monthly fee equal to an annual rate of 0.05% of each Portfolio's average daily net assets.


Portfolio Managers
------------------



     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2006, the most recent fiscal year end for the Portfolios managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Portfolios on a day-to-day basis as follows.





PORTFOLIO                 SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Conservative Allocation   Wells Capital Management    Doug Beath
Equity                                                Galen G. Blomster, CFA
Growth Allocation                                     Jeffrey P. Mellas
Growth Balanced
Moderate Balanced
Tactical Equity

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."





                           REGISTERED INVESTMENT     OTHER POOLED
                                 COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
                             NUMBER      TOTAL     NUMBER      TOTAL     NUMBER       TOTAL
                               OF       ASSETS       OF       ASSETS       OF        ASSETS
PORTFOLIO MANAGER           ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*    MANAGED
WELLS CAPITAL MANAGEMENT
 Doug Beath                    6        $ 4.2B       1         $536M       8         $ 4.4B
 Galen G. Blomster, CFA        6        $ 4.2B       1         $536M       8         $ 4.4B
 Jeffrey P. Mellas             6        $ 4.2B       1         $536M       8         $ 4.4B


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.




                           REGISTERED INVESTMENT     OTHER POOLED
                                 COMPANIES        INVESTMENT VEHICLES     OTHER ACCOUNTS
                             NUMBER      TOTAL     NUMBER      TOTAL     NUMBER     TOTAL
                               OF       ASSETS       OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGER           ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED
WELLS CAPITAL MANAGEMENT
Doug Beath                     0           $0        0           $0        3        $850M
Galen G. Blomster, CFA         0           $0        0           $0        3        $850M
Jeffrey P. Mellas              0           $0        0           $0        3        $850M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.



     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.



     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Sub-Adviser from the advisory fees the Adviser pays the Sub-Adviser, using the following compensation structures:

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over the length of time indicated:



PORTFOLIO MANAGER        BENCHMARK                                           LENGTH OF TIME
------------------------ ------------------------------------------------    ------------------------
Galen G. Blomster, CFA   Tactical Equity Allocation Composite Benchmark*     One calendar year period
                         Tactical Asset Allocation Composite Benchmark**
Jeffrey P. Mellas        Tactical Equity Allocation Composite Benchmark*     One calendar year period
                         Tactical Asset Allocation Composite Benchmark**

------

* The Tactical Equity Allocation Composite Benchmark ("TEA") is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TEA is determined.

** The Tactical Asset Allocation Composite Benchmark ("TAA") is an internal benchmark consisting of 65% equities and 35% fixed income. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively and passively managed funds, managed by both Wells Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolios, which have different stock/bond weightings as a result of the TAA model (e.g. shifts toward either stocks or bonds based on the TAA model). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TAA is determined.


     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.



     BENEFICIAL OWNERSHIP IN THE PORTFOLIOS. The following table shows for each
     --------------------------------------
Portfolio Manager, the dollar value of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.




PORTFOLIO MANAGER                PORTFOLIO                      BENEFICIAL OWNERSHIP
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Conservative Allocation        $0
                                 Equity                         $0
                                 Growth Allocation              $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
                                 Tactical Equity                $0
 Galen G. Blomster, CFA          Conservative Allocation        $0
                                 Equity                         $0
                                 Growth Allocation              $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
                                 Tactical Equity                $0

PORTFOLIO MANAGER         PORTFOLIO                      BENEFICIAL OWNERSHIP
 Jeffrey P. Mellas        Conservative Allocation        $             0
                          Equity                         $             0
                          Growth Allocation              $             0
                          Growth Balanced                $             0
                          Moderate Balanced              $             0
                          Tactical Equity                $10,001-$50,000


Fees from Underlying Funds
--------------------------


     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, which may include shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Wells Fargo Funds Distributor, LLC ("Funds Distributor" or the "Distributor") as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Portfolios, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios' operations, including communication, coordination, and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio's average daily net assets:



                                           FEE
CLASS                 PRIOR TO 8/2/04           EFFECTIVE 8/2/04
 Single Class        0.33%                  0-4.99B            0.33%
                                            5-9.99B            0.32%
                                             >9.99B            0.31%


     For the fiscal year-ends indicated below, the Portfolios paid the following administrative fees to Funds Management:





                                        5/31/06      5/31/05     5/31/04
                                         FUNDS        FUNDS       FUNDS
PORTFOLIO                             MANAGEMENT   MANAGEMENT   MANAGEMENT
Conservative Allocation Portfolio*    $   99,872   $        0         N/A
Equity Portfolio                      $  441,271   $  349,887   $219,708
Growth Allocation Portfolio*          $  120,893   $        0         N/A
Growth Balanced Portfolio             $1,326,214   $1,018,792   $675,622
Moderate Balanced Portfolio*          $  140,282   $        0         N/A
Tactical Equity Portfolio             $  690,678   $  436,864   $289,083



*   Commenced operations on September 30, 2004.



Distributor
-----------



     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Portfolios. Prior to April 11, 2005, Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor to the Portfolios.



     The Portfolios have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").



     Under the Plan and pursuant to the related Distribution Agreement, the Portfolios pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets as compensation for distribution-related services or as reimbursement for distribution-related expenses.



     The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolio, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



     For the period June 1, 2005 through May 31, 2006, the Portfolios paid the Distributor the following fees for distribution-related services:





                                                                        PRINTING,        COMPENSATION         COMPENSATION
                                                                        MAILING &             TO                   TO
PORTFOLIO                           TOTAL           ADVERTISING        PROSPECTUS        UNDERWRITERS        BROKER/DEALERS
 CONSERVATIVE ALLOCATION         $  226,983              $0                $0             $  174,441            $ 52,542
 EQUITY                          $1,002,890              $0                $0             $  878,163            $124,727
 GROWTH ALLOCATION               $  274,755              $0                $0             $  230,038            $ 44,717
 GROWTH BALANCED                 $3,014,124              $0                $0             $2,674,661            $339,463
 MODERATE BALANCED               $  318,823              $0                $0             $  247,730            $ 44,093
 TACTICAL EQUITY                 $1,569,723              $0                $0             $1,320,433            $249,290




     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.


     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.


     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Portfolios' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Portfolio shares.


Shareholder Servicing Agent
---------------------------


     The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Single Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.


     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian
---------



     Wells Fargo Bank, N.A.(the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Portfolio.



Fund Accountant
---------------


     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Portfolios. For these services, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:




AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%



     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio . PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Portfolio's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.



Transfer and Distribution Disbursing Agent
------------------------------------------


     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.


Underwriting Commissions
------------------------


     The Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis.

For the period June 1, 2005 through May 31, 2006, the Portfolios paid no underwriting commissions to WFFD, the Distributor.


     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Portfolios on a continuous basis.For the period April 11, 2005 through May 31, 2005, the Portfolios paid (in the aggregate) to the Distributor $37,071 in underwriting commissions, and the Distributor retained $0. For the period June 1, 2004 through April 10, 2005, the Portfolios paid (in the aggregate) $2,220,420 to Stephens in underwriting commissions, and Stephens retained $0. For the fiscal year ended May 31, 2004, the Portfolios (except for the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios) paid (in the aggregate) $1,915,847 to Stephens in underwriting commissions, and Stephens retained $131,580.



Code of Ethics
--------------


     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.


                        DETERMINATION OF NET ASSET VALUE


     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolio's shares.



     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Each Portfolio is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.


     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Each Portfolio reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Portfolio may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio's responsibilities under the 1940 Act. In addition, the Portfolio may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectuses.


     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Portfolio's NAV next calculated after they are received by the authorized broker or the broker's designee.


     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.



     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Portfolios' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:


     o A.G. Edwards & Sons, Inc.

     o Allstate Financial Services, LLC

     o Ameriprise Financial Services, Inc.

     o AXA Advisors, LLC

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o Fiserv Securities, Inc.

     o GWFS Equities, Inc.

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o Multi-Financial Securities Corporation

     o Pershing LLC

     o Prudential Retirement Brokerage Services, Inc.

     o Raymond James & Associates, Inc.

     o Robert W. Baird & Co. Incorporated

     o Transamerica Financial Advisors, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC


     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Portfolios and their shareholders, such as banks, insurance compaines and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Portfolios' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS



     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Portfolios' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.



     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.



     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Portfolio's shareholders.


     The table below shows the Portfolios' portfolio turnover rates for the last two fiscal periods:




                                   PORTFOLIO            PORTFOLIO
                                 TURNOVER RATE        TURNOVER RATE
PORTFOLIO                         MAY 31, 2006        MAY 31, 2005
Conservative Allocation*              163%                   9%
Equity                                 70%                  92%
Growth Allocation*                    108%                  28%
Growth Balanced                       139%                  98%
Moderate Balanced*                    152%                  16%
Tactical Equity                        76%                 110%



* Commenced operations on September 30, 2004. The portfolio turnover rates for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios significantly increased over the two most recently completed fiscal years as a result of changes made to certain of the Underlying Funds due to underperformance.


     Brokerage Commissions. For the fiscal years ended May 31, 2006, May 31,
     ---------------------
2005, and May 31, 2004, the Portfolios paid no brokerage commissions. No commissions were paid to affiliated brokers.



                              PORTFOLIO EXPENSES


     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.


     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment

Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Portfolio are charged against Portfolio assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust's Board deems equitable.


                              FEDERAL INCOME TAXES



     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Reteirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.



     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Portfolio qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each RIC is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Portfolio's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Portfolio controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.



     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Portfolio in the year they are actually distributed. However, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.



     If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Portfolio's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a RIC for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.



     Equalization Accounting. Each Portfolio may use the so-called
     -----------------------
"equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.



     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a
     ---------------------------
net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of May 31, 2006, none of the Portfolios had capital loss carry-forwards for federal income tax purposes.


     If a Portfolio engages in a reorganization, either as an acquiring Portfolio or acquired Portfolio, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other Portfolios participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations or may engage in reorganizations in the future.



     Excise Tax. A 4% nondeductible excise tax will be imposed on each
     ----------
Portfolio's net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.



     Investment through Underlying Funds. The Portfolios seek to continue to
     -----------------------------------
qualify as RICs by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a RIC under the Code as well.



     Taxation of Portfolio Investments. In general, realized gains or losses on
     ---------------------------------
the sale of Portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.


     If a Portfolio purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation. A Portfolio generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Portfolio. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Portfolio which the Portfolio otherwise might have continued to hold.



     If an option granted by a Portfolio is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Portfolio pursuant to the exercise of a call option granted by it, the Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.



     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Portfolio will be deemed "Section 1256 contracts." A Portfolio will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Portfolio to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Portfolio to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.


     Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Portfolio's income. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Portfolio's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Portfolio or its shareholders in future years.


     Offsetting positions held by a Portfolio involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Portfolio is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Portfolio had not engaged in such transactions.


     If a Portfolio enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Portfolio will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Portfolio's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Portfolio's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the

Portfolio's taxable year and the Portfolio holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Portfolio may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Portfolio would have had if the Portfolio directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.



     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Portfolio acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Portfolio could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.



     A Portfolio will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Portfolio may incur the tax and interest charges described above in some instances.



     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a RIC might be jeopardized. Each Portfolio intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in derivatives.



     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant noncash income, such noncash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Portfolios in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.



     Taxation of Distributions. All distributions paid out of a Portfolio's
     -------------------------
current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Portfolio's current and accumulated earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Portfolio's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Portfolio shares and then capital gain. A Portfolio may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     Distributions designated by a Portfolio as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, but do not qualify as dividends for the purposes of the dividends-received deduction or as qualified dividend income. Each Portfolio will designate capital gain distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. government if the Portfolio meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant
     ---------------------------------------
to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.



     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.



     If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.



     Foreign Taxes. Amounts realized by a Portfolio on foreign securities may
     -------------
be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.


     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Portfolio's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date. If less than 95% of the Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Portfolio derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder if the shareholder fails to furnish the Portfolio with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.



     Tax-Deferred Plans. The shares of the Portfolios may be available for a
     ------------------
variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.



     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners.


     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Portfolio as "interest-related distributions" generally attributable to the Portfolio's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Portfolio must designate a distribution as such not later than 60 days after the close of the Portfolio's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Portfolio, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.


     In general, a foreign shareholder's capital gains realized on the disposition of Portfolio shares, capital gain distributions and, with respect to taxable years of a Portfolio beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless:
(i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Portfolio beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If more than half of a Portfolio's assets are invested directly or indirectly in U.S. real property holding companies or REITS, distributions attributable to gain from the Portfolio's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/ or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). If a foreign shareholder disposes its Portfolio shares prior to a distribution and the Portfolio has income attributable to a U.S. real property interest, under certain circumstances the foreign shareholder may be treated as having received a distribution attributable to gain from the Portfolio's sale or exchange of U.S. real property interests. While the Portfolios do not expect Portfolio shares to constitute U.S. real property interests, a portion of a Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Portfolios provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Portfolio makes such designations, if you hold Portfolio shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Portfolio shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the Portfolio that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Portfolio. In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.


     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.


     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.


                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.


     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.


     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Portfolios.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for the ratification
    -------------
    of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.


     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolio's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.


     In order to not hinder possible economic benefits to the Portfolios and Portfolio shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.


     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.


       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.


     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.


     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.


     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.


     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.


     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.



     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.



                                 CAPITAL STOCK


     The Portfolios are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.



     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.


     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.


     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Portfolio means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.



     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Portfolio represents an equal proportional interest in the Portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.



     Set forth below as of September 8, 2006, is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of the voting securities of a Portfolio.


                      5% OWNERSHIP AS OF SEPTEMBER 8, 2006





                                                                      PERCENTAGE
PORTFOLIO                      NAME AND ADDRESS                      OF PORTFOLIO
-------------------------      -------------------------------      -------------
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
CONSERVATIVE ALLOCATION                                              9.92%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
EQUITY                                                              15.27%
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446

                                                                PERCENTAGE
PORTFOLIO                NAME AND ADDRESS                      OF PORTFOLIO
-------------------      -------------------------------      -------------
                         AMERICAN ENTERPRISE INVESTMENT
                         SERVICES FBO
GROWTH ALLOCATION                                             21.75%
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         AMERICAN ENTERPRISE INVESTMENT
                         SERVICES FBO
GROWTH BALANCED                                               12.83%
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         AMERICAN ENTERPRISE INVESTMENT
                         SERVICES FBO
MODERATE BALANCED                                             26.48%
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         AMERICAN ENTERPRISE INVESTMENT
                         SERVICES FBO
TACTICAL EQUITY                                               11.92%
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446



    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.



                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectuses and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.


                             FINANCIAL INFORMATION


     The audited financial statements for the Portfolios for the fiscal year ended May 31, 2006, are hereby incorporated by reference to the Portfolios' Annual Report.

                                   APPENDIX


     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.



     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.


CORPORATE BONDS
----------------


  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.


     MOODY'S
     -------


     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.



     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.


     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.


     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.


     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.


     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.


     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.


     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------


        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.


        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.


     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.


     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.


     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.


     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                            WELLS FARGO FUNDS TRUST
                        FILE NOS. 333-74295; 811-09253

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits.

   EXHIBIT
    NUMBER         DESCRIPTION
   -------         -----------------------------------------------------------
(a)            -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed
                   April 11, 2005.

(b)            -   Not Applicable.

(c)            -   Not Applicable.

(d) (1) (i)    -   Investment Advisory Agreement with Wells Fargo Funds
                   Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005;
                   Schedule A, incorporated by reference to Post-Effective
                   Amendment No. 93, filed June 26, 2006.

        (ii)   -   Amended and Restated Fee and Expense Agreement between
                   Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells
                   Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002;
                   Schedule A, filed herewith.

    (2) (i)    -   Not Applicable.

        (ii)   -   Investment Sub-Advisory Agreement with Galliard Capital
                   Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                   Schedule A, incorporated by reference to Post-Effective
                   Amendment No. 87, filed November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No.
                   93, filed June 26, 2006.

        (iii)  -   Investment Sub-Advisory Agreement with Peregrine Capital
                   Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                   Schedule A, filed herewith; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June
                   26, 2006.

        (iv)   -   Investment Sub-Advisory Agreement with Schroder Investment
                   Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                   Schedule A, incorporated by reference to Post-Effective
                   Amendment No. 83, filed April 11, 2005.

        (v)    -   Investment Sub-Advisory Agreement with Smith Asset
                   Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                   Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

        (vi)   -   Investment Sub-Advisory Agreement with Wells Capital
                   Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                   Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

        (vii)  -   Investment Sub-Advisory Agreement with RCM Capital
                   Management, LLC (formerly Dresdner RCM Global Investors,
                   LLC), incorporated by reference to Post-Effective Amendment
                   No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                   88, filed December 1, 2005.

        (viii) -   Not Applicable.

        (ix)   -   Investment Sub-Advisory Agreement with Cadence Capital
                   Management, incorporated by reference to Post-Effective
                   Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No.
                   96, filed July 31, 2006.

        (x)    -   Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No.
                   66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 96, filed July
                   31, 2006.

        (xi)   -   Investment Sub-Advisory Agreement with Systematic Financial
                   Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                   Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (xii)  -   Investment Sub-Advisory Agreement with LSV Asset
                   Management, incorporated by reference to Post-Effective
                   Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No.
                   93, filed June 26, 2006.

        (xiii) - Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (xiv)  -   Investment Sub-Advisory Agreement with Artisan Partners
                   Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                   Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (xv)   -   Investment Sub-Advisory Agreement with LSV Asset
                   Management, incorporated by reference to Post-Effective
                   Amendment No. 82, filed March 1, 2005.

        (xvi)  -   Investment Sub-Advisory Agreement with New Star
                   Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

        (xvii) - Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)            -   Distribution Agreement with Wells Fargo Funds Distributor,
                   LLC, incorporated by reference to Post-Effective Amendment
                   No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 93, filed June
                   26, 2006.

(f)            -   Not Applicable.

(g) (1)        -   Not Applicable.

    (2)        -   Amended and Restated Custody Agreement with Wells Fargo
                   Bank, N.A. incorporated by reference to Post-Effective
                   Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No.
                   93, filed June 26, 2006.

        (i)    -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A.,
                   incorporated by reference to Post-Effective Amendment No.
                   93, filed June 26, 2006.

    (3)        -   Securities Lending Agency Agreement by and among Wells
                   Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo
                   Variable Trust, Wells Fargo Funds Management, LLC and Wells
                   Fargo Bank, N.A., filed herewith.

    (4)        -   Not Applicable.

(h) (1)        -   Administration Agreement with Wells Fargo Funds Management,
                   LLC, incorporated by reference to Post-Effective Amendment
                   No. 65, filed August 15, 2003; Appendix A incorporated by reference to Post-Effective Amendment No. 93, filed June
                   26, 2006.

    (2)        -   Accounting Services Agreement with PFPC Inc., along with
                   Amended and Restated Letter Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                   11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005;
                   Appendix A, incorporated by reference to Post-Effective
                   Amendment No. 92, filed May 1, 2006.

    (3)        -   Transfer Agency and Service Agreement with Boston Financial
                   Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                   Schedule A, incorporated by reference to Post-Effective
                   Amendment No. 93, filed June 26, 2006.

     (4)    -   Shareholder Servicing Plan, incorporated by reference to
                Post-Effective Amendment No. 16, filed October 30, 2000;
                Appendix A, incorporated by reference to Post-Effective
                Amendment No. 93, filed June 26, 2006.

     (5)    -   Shareholder Servicing Agreement, incorporated by reference to
                Post-Effective Amendment No. 8, filed December 17, 1999.

 (i) (1)    -   Legal Opinion, incorporated by reference to Post-Effective
                Amendment No. 83, filed April 11, 2005.

     (2)    -   Not Applicable.

 (j) (A)    -   Consent of Independent Auditors, filed herewith.

 (j) (1)    -   Not Applicable.

     (2)    -   Not Applicable.

     (3)    -   Not Applicable.

     (4)    -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

     (5)    -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

     (6)    -   Not Applicable.

     (7)    -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

     (8)    -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

     (9)    -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

     (10)   -   Power of Attorney, Donald C. Willeke, incorporated by
                reference to Post-Effective Amendment No. 72, filed June 30,
                2004.

     (11)   -   Not Applicable.

     (12)   -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

     (13)   -   Not Applicable.

     (14)   -   Not Applicable.

     (15)   -   Power of Attorney, Olivia S. Mitchell, incorporated by
                reference to Post-Effective Amendment No. 90, filed March 1,
                2006.

     (16)   -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

 (k)        -   Not Applicable.

 (l)        -   Not Applicable.

 (m)        -   Rule 12b-1 Plan, incorporated by reference to Post-Effective
                Amendment No. 87, filed November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

 (n)        -   Rule 18f-3 Plan, incorporated by reference to Post-Effective
                Amendment No. 83, filed April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

 (o)        -   Not Applicable.

 (p) (1)    -   Joint Code of Ethics for Funds Trust, Master Trust and
                Variable Trust, incorporated by reference to Post-Effective
                Amendment No. 93, filed June 26, 2006.

   (2)    -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and
              Wells Fargo Funds Distributor, LLC, incorporated by reference to
              Post-Effective Amendment No. 93, filed June 26, 2006.

   (3)    -   Not Applicable.

   (4)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global
              Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

   (5)    -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November
              1, 2005.

   (6)    -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
              2006.

   (7)    -   Schroder Investment Management North America Inc. Code of
              Ethics, incorporated by reference to Post-Effective Amendment
              No. 87, filed November 1, 2005.

   (8)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
              2006.

   (9)    -   Wells Capital Management Incorporated Code of Ethics,
              incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

   (10)   -   Not Applicable.

   (11)   -   Not Applicable.

   (12)   -   Not Applicable.

   (13)   -   Systematic Financial Management, L.P. Code of Ethics,
              incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

   (14)   -   LSV Asset Management Code of Ethics and Personal Trading Policy,
              incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

   (15)   -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

   (16)   -   Artisan Partners Limited Partnership Code of Ethics,
              incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

   (17)   -   New Star Institutional Managers Limited Code of Ethics,
              incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

   (18)   -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1,
              2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.

   Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

   Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under
Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

   (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

   To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

   (b) Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

   (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

   (k) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

   (l) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

   (m) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

   (n) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

   (o) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

   (p) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions

Item 27. Principal Underwriters.

   (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

   (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                      (2)                         (3)
NAME AND PRINCIPAL            POSITIONS AND OFFICES WITH        POSITIONS AND
BUSINESS ADDRESS                     UNDERWRITER              OFFICES WITH FUND
------------------        ----------------------------------  -----------------

Cara Peck                 Director, President & Secretary     None
Wells Fargo Funds
Management, LLC
525 Market Street, 12th
Floor
San Francisco, CA 94105

Kevin J. Scott            Financial Operations Officer        None
Wells Fargo Funds         (FINOP)
Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

Dorothy A. Peters         Chief Compliance Officer            Chief Compliance
Wells Fargo Funds                                             Officer
Management, LLC
525 Market Street, 12th
Floor
San Francisco, CA 94105

Steven R. Schneider       Compliance Officer and Anti-Money   None
Wells Fargo Funds         Laudering Officer
Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

(1)                                     (2)                         (3)
NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH         POSITIONS AND
BUSINESS ADDRESS                    UNDERWRITER              OFFICES WITH FUND
------------------       ---------------------------------  -------------------
Carol A. Jones Lorts     Director                           Assistant Secretary
Wells Fargo Funds
Management, LLC
525 Market Street, 12th
Floor
San Francisco, CA 94105

Mathew H. Lobas          Director                           None
Wells Fargo Funds
Management, LLC
525 Market Street, 12th
Floor
San Francisco, CA 94105

   (c) Not Applipcable.

Item 28. Location of Accounts and Records.

   (a) The Registrant maintains accounts, books and other documents required by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

   (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12/th/ Floor, San Francisco, CA 94105.

   (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

   (d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305.

   (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

   (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

   (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

   (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

   (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

   (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

   (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

   (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

   (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

   (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

   (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

   (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

   (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

   (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.

   Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 29th day of September, 2006.

                                              WELLS FARGO FUNDS TRUST

                                              By: /s/ Carol J. Lorts
                                                  ------------------------------
                                                  Carol J. Lorts
                                                  Assistant Secretary

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 100 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                      TITLE                          DATE
---------                      -----                          ----

              *                Trustee
-----------------------------
Thomas S. Goho

              *                Trustee
-----------------------------
Peter G. Gordon

              *                Trustee
-----------------------------
Richard M. Leach

              *                Trustee
-----------------------------
J. Tucker Morse

              *                Trustee
-----------------------------
Olivia S. Mitchell

              *                Trustee
-----------------------------
Timothy J. Penny

              *                Trustee
-----------------------------
Donald C. Willeke

              *                President
-----------------------------  (Principal Executive Officer)
Karla M. Rabusch

              *                Treasurer                      9/29/2006
-----------------------------  (Principal Financial Officer)
A. Erdem Cimen

* By: /s/ Carol J. Lorts
      --------------------------
      Carol J. Lorts
      As Attorney-in-Fact
      September 29, 2006

                                  SIGNATURES

   Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 29th day of September, 2006.

                                              WELLS FARGO MASTER TRUST

                                              By: /s/ Carol J. Lorts
                                                  ------------------------------
                                                  Carol J. Lorts
                                                  Assistant Secretary

                            WELLS FARGO FUNDS TRUST
                        FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           ------------------------------------------------------------

EX-99.(d)(1)(ii)  Schedule A to the Amended and Restated Fee and Expense
                  Agreement

EX-99.(d)(2)(iii) Schedule A to the Investment Sub-Advisory Agreement between
                  Wells Fargo Funds Management, LLC and Peregrine Capital Management, Inc.

EX-99.(g)(3)      Securities Lending Agency Agreement

EX-99.(j)(A)      Consent of Independent Auditors